UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2013

Date of reporting period :	October 1, 2012 — September 30, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PAEAX

Putnam Dynamic Asset Allocation Growth Fund

Annual report
9|30|13

A world of investing.™

Putnam Investments

ASSET ALLOCATION FUNDS invest in a mix of many different types of investments to help weather changing market environments.

Putnam Dynamic
Asset Allocation
Growth Fund

Annual report
9 | 30 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Important notice regarding Putnam’s privacy policy	16

Trustee approval of management contract	17

Financial statements	22

Federal tax information	113

About the Trustees	114

Officers	116

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Our allocation of assets among permitted asset categories may hurt performance. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Political events, including the 16-day partial shutdown of the federal government in October, have created an unpredictable environment for investors. Generally, investors prefer clarity, and the drawn-out political wrangling and lack of resolution of the budget and debt ceiling have obscured the way forward for many.

Still, markets have shown remarkable resiliency this year, with the S&P 500 Index up approximately 25% as of October 31, 2013. Corporate balance sheets appear to be healthy, and profits remain strong. Moreover, the Federal Reserve has pledged to maintain an aggressive monetary stimulus policy until the U.S. economic recovery establishes a firm footing.

Of course, it is impossible to predict political and economic outcomes, but we know from past experience the value of maintaining a long-term perspective when it comes to investing. At Putnam, our investment professionals combine in-depth fundamental research, active investing, and risk management strategies that can serve investors well in any market. By integrating investment innovation with alternative approaches, we offer a diverse set of products for a wide range of financial goals.

We also strongly emphasize the importance of seeking the guidance of a financial advisor who can help you work toward your investment goals based on your individual time horizon and tolerance for risk.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who has retired from the Board of Trustees, for her 20 years of dedicated service.

Putnam Dynamic Asset Allocation Growth Fund

A diversified portfolio pursuing growth worldwide

Putnam Dynamic Asset Allocation Growth Fund is designed for investors seeking capital appreciation. The fund's target mix of 80% stocks and 20% bonds has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Diversification can help to reduce volatility over time

With today's market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

Diversified portfolios outperformed the all-stock portfolio

Cumulative returns: 12/31/99–9/30/13

25/75 Portfolio
60/40 Portfolio
S&P 500 Index total return
120%
90%
60%
30%
0%
-30%
-60%
12/99
12/01
12/03
12/05
12/07
12/09
12/11
9/13

Note: 25/75 → 25% S&P 500 Index, 75% Barclays U.S. Aggregate Bond Index; 60/40 → 60% S&P 500 Index, 40% Barclays U.S. Aggregate Bond Index. Past performance is not indicative of future results. Other asset allocations may have had different returns during those time periods.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The five portfolio managers of Putnam's Global Asset Allocation group have an experienced awareness of how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

Featured
from left to right:

James A. Fetch
(industry since 1994)

Robert J. Kea, CFA®
(industry since 1988)

Joshua B. Kutin, CFA®
(industry since 1998)

Robert J. Schoen
(industry since 1990)

Jason R. Vaillancourt, CFA®
(industry since 1993)

2 Dynamic Asset Allocation Growth Fund

Dynamic Asset Allocation Growth Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Growth Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Barclays U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (ND).

† The fund’s secondary benchmark, the Putnam Growth Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

4	Dynamic Asset Allocation Growth Fund

Interview with your fund’s portfolio manager

How did Putnam Dynamic Asset Allocation Growth Fund perform for the 12 months ended September 30, 2013?

For the majority of the period, the fund maintained a slight overweight to equities and high-yield bonds relative to its blended benchmark. This allocation strategy was favorable as riskier assets generally outperformed during the period. Putnam Dynamic Asset Allocation Growth Fund’s class A shares returned 17.17% at net asset value for the 12 months ended September 30, 2013. The fund lagged the return of the all-equity Russell 3000 Index, its primary benchmark, but outperformed its secondary benchmark, the Putnam Growth Blended Benchmark.

How would you describe the environment for capital markets during the period?

Equity markets experienced several sharp shifts during the period. As we think back to the beginning of the period, there was much Wall Street concern regarding the fiscal cliff in the fall of 2012. This created investor anxiety and market volatility. In the first three months of the reporting period, U.S. stocks were flat. After a lackluster fourth quarter of 2012, stocks advanced during the first three months of 2013, with few meaningful pullbacks and limited volatility. However, the leading sectors were defensive ones, including consumer staples and health care. This may have been an indication that investors, while willing to return to equities, remained cautious

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/13. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

Dynamic Asset Allocation Growth Fund	5

and skeptical about the prospects for U.S. economic growth.

Then, in the spring, markets began to experience weaker performance. This was linked to the Fed’s talk of reducing its massive quantitative easing [QE] program in the May–June time frame. After Fed Chairman Ben Bernanke clarified his comments, markets rallied in July. In August, the Syrian crisis sparked more volatility with the threat of U.S. military intervention. By September, the Syrian crisis had faded, creating a rally in equity markets once again. In September, the Fed decided at its policy meeting to continue its bond-buying program at the pace of $85 billion per month, noting a more uneven economic climate than it had expected based on a weak September unemployment report along with the potential for fiscal discord in Washington. This sent equity prices even higher.

Investors immediately began trying to assess when the central bank would begin tapering its bond purchases. Bernanke indicated that the board could still make its first reduction in purchases before year-end. However, he stressed that the Fed is looking for confirmation of a pickup in economic growth, sustained job gains, and proof that the inflation rate is moving toward the central bank’s 2% target.

What were the main drivers of performance relative to the secondary custom benchmark during the period?

Within equities, positive security selection, as well as a slight overweight to small-cap stocks, aided returns. Security selection in large-cap, small-cap, emerging-market, and international equities helped performance relative to the custom benchmark.

Allocations are shown as a percentage of the fund’s net assets as of 9/30/13. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Dynamic Asset Allocation Growth Fund

In terms of regions, we were underweight to emerging markets, which helped relative performance, as emerging-market stocks had weaker gains than developed ones. Being underweight to international stocks detracted within the fund’s equity portfolio relative to the custom benchmark.

Within the fund’s fixed-income portfolio, we held a sizable tactical overweight to high-yield bonds, choosing to focus on credit risk rather than interest-rate risk. We rightly believed that high-yield bonds would outperform the more interest-rate-sensitive areas of the market such as U.S. Treasuries.

What was your strategy in commodities?

On a strategic basis, commodities may make up a smaller slice of the portfolio than stocks and bonds. The fund could hold commodities to enhance diversification, because the performance of commodities is not highly correlated with stocks or bonds. Commodity prices were hit hard during the past 12 months, as a result of slowing demand from China and the move out of gold into riskier assets such as equities.

Did your asset allocation strategy change at all during the period?

In the last weeks of the period, we decided to reduce our overweight to equities, acknowledging the run-up in equity prices and also expressing our concerns about the fiscal deadlock in our nation’s capital. In fact, by the end of the third quarter, we had moved toward a slightly underweight allocation to equities, removed any exposure to

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/13. Short-term holdings, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Dynamic Asset Allocation Growth Fund	7

commodities, and narrowed our underweight to interest-rate-sensitive fixed-income assets, creating a more neutral overall positioning relative to the benchmarks.

What are your thoughts on the recent volatility and the future course for U.S. interest rates?

The Fed’s talk of reducing stimulus during the May–June time frame triggered unease among bond investors, and the rise in yields that we saw during that period was dramatic. When the Fed chose not to reduce its bond purchases in September, yields decreased partially — retracing their earlier move.

In our opinion, the Fed concluded this past spring that the economy had entered a much healthier phase than when the latest round of QE began in late 2012, and that if the pace of improvement continued, it would be prudent to begin dialing back its bond-buying program. However, as I mentioned, at its September meeting, the central bank decided to wait for further evidence of improvement in economic growth and the labor market before setting a timetable for tapering. In short, Fed officials now appear more concerned about softness in recent economic data.

After the close of the period, President Barack Obama nominated Janet Yellen as Fed chairman. If she is confirmed by Congress, Yellen would succeed Bernanke, who completes his second term on January 31, 2014. Yellen, vice chairman of the Fed, is considered equally dovish as Bernanke, so it may be that QE will be with us for a while.

What is your outlook?

As we know, markets dislike uncertainty, but unfortunately that remains the current state

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

A negative percentage reflects the effect of fund strategies that are designed to enhance performance if certain securities decline in value.

8	Dynamic Asset Allocation Growth Fund

of affairs in the investment environment as we move into the fourth quarter. We expect further turmoil in Washington as lawmakers work toward a budget resolution and to raise the debt ceiling. Given this dynamic and the run-up in the stock prices over the past few quarters, we believe investors may feel the time is coming for the equity market to give back some of its gains. Equity prices are not overly expensive, in our view, but they’re not cheap, either. On a global basis, given the uncertain fiscal, monetary, and macroeconomic picture, we believe hewing close to neutral in our asset allocation strategy is the wisest course at present.

Thank you, Bob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Bentley University Graduate School of Business and a B.A. from the University of Massachusetts, Amherst. A CFA charterholder, he joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch; Joshua B. Kutin, CFA®; Robert J. Schoen; and Jason R. Vaillancourt, CFA®.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

Dynamic Asset Allocation Growth Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2013, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/13

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inceptiondates)	(2/8/94)		(2/16/94)		(9/1/94)		(2/3/95)		(1/21/03)	(7/2/12)	(7/2/12)	(7/14/94)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	7.54%	7.22%	6.75%	6.75%	6.71%	6.71%	7.01%	6.81%	7.26%	7.81%	7.81%	7.80%

10 years	108.21	96.24	93.39	93.39	93.25	93.25	98.20	91.27	102.42	113.19	113.41	113.14
Annual average	7.61	6.97	6.82	6.82	6.81	6.81	7.08	6.70	7.31	7.86	7.88	7.86

5 years	59.10	49.95	53.48	51.48	53.32	53.32	55.24	49.80	56.87	60.84	61.01	60.80
Annual average	9.73	8.44	8.95	8.66	8.92	8.92	9.19	8.42	9.42	9.97	9.99	9.97

3 years	40.12	32.06	37.06	34.06	37.08	37.08	38.06	33.23	39.10	41.16	41.31	41.12
Annual average	11.90	9.71	11.08	10.26	11.09	11.09	11.35	10.03	11.63	12.18	12.22	12.17

1 year	17.17	10.44	16.28	11.28	16.28	15.28	16.59	12.51	16.89	17.50	17.62	17.47

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

10	Dynamic Asset Allocation Growth Fund

Comparative index returns For periods ended 9/30/13

			Lipper Mixed-Asset
			Target Allocation
		Putnam Growth	Growth Funds
	Russell 3000 Index	Blended Benchmark	category average*

Annual average (life of fund)	8.91%	—†	7.24%

10 years	118.10	115.86%	88.07
Annual average	8.11	8.00	6.46

5 years	65.31	55.54	47.77
Annual average	10.58	9.24	8.08

3 years	59.19	39.87	33.79
Annual average	16.76	11.83	10.16

1 year	21.60	14.89	13.64

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/13, there were 560, 507, 469, 265, and 58 funds, respectively, in this Lipper category.

† The fund’s secondary benchmark, the Putnam Growth Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $19,339 and $19,325, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $19,127. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $20,242, $21,319, $21,341, and $21,314, respectively.

Dynamic Asset Allocation Growth Fund	11

Fund price and distribution information For the 12-month period ended 9/30/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	1		1	1	1		1	1	1	1

Income	$0.160		$0.050	$0.063	$0.089		$0.128	$0.171	$0.177	$0.194

Capital gains	—		—	—	—		—	—	—	—

Total	$0.160		$0.050	$0.063	$0.089		$0.128	$0.171	$0.177	$0.194

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

9/30/12	$13.47	$14.29	$13.19	$12.91	$13.21	$13.69	$13.24	$13.58	$13.58	$13.58

9/30/13	15.60	16.55	15.28	14.94	15.30	15.85	15.33	15.76	15.77	15.73

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 9/30/12	1.14%	1.89%	1.89%	1.64%	1.39%	0.85%†	0.75%†	0.89%

Annualized expense ratio for the
six-month period ended 9/30/13*	1.08%	1.83%	1.83%	1.58%	1.33%	0.81%	0.71%	0.83%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Other expenses for class R5 and R6 shares have been annualized.

12	Dynamic Asset Allocation Growth Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from April 1, 2013, to September 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.59	$9.46	$9.46	$8.17	$6.88	$4.20	$3.68	$4.30

Ending value (after expenses)	$1,065.60	$1,061.80	$1,061.80	$1,063.20	$1,063.80	$1,067.00	$1,067.00	$1,067.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2013, use the following calculation method. To find the value of your investment on April 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.47	$9.25	$9.25	$7.99	$6.73	$4.10	$3.60	$4.20

Ending value (after expenses)	$1,019.65	$1,015.89	$1,015.89	$1,017.15	$1,018.40	$1,021.01	$1,021.51	$1,020.91

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Dynamic Asset Allocation Growth Fund	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee.

They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

14	Dynamic Asset Allocation Growth Fund

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Putnam Growth Blended Benchmark is a benchmark administered by Putnam Management, comprising 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Barclays U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (ND).

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2013, Putnam employees had approximately $400,000,000 and the Trustees had approximately $96,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Dynamic Asset Allocation Growth Fund	15

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

16	Dynamic Asset Allocation Growth Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2013, subject to certain changes in the sub-management and sub-advisory contracts noted below. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by

Dynamic Asset Allocation Growth Fund	17

Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered administrative revisions to your fund’s sub-management and sub-advisory contracts. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. Putnam Management also recommended that the sub-advisory contract be revised to reflect the closure of PAC’s Tokyo office and the termination of PAC’s non-discretionary investment adviser’s license with respect to that office. The Independent Trustees’ approval of these recommendations was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

18	Dynamic Asset Allocation Growth Fund

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 3rd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The

Dynamic Asset Allocation Growth Fund	19

Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the sec ond time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Mixed-Asset Target Allocation Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	1st

Five-year period	3rd

For the one-year period ended December 31, 2012, your fund’s performance was in the top

20 Dynamic Asset Allocation Growth Fund

decile of its Lipper Inc. peer group. Over the one-year, three-year and five-year periods ended December 31, 2012, there were 562, 526 and 478 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Dynamic Asset Allocation Growth Fund	21

Financial statements

A note about your fund’s auditors

A non-U.S. member firm in Pricewaterhouse-Coopers LLP’s (“PwC”) global network of firms has an investment in certain non-U.S. funds now affiliated with Putnam Investments as a result of the July 2013 acquisition of the funds’ advisor by Putnam’s parent company, Great-West Lifeco Inc. The investment consists of pension plan assets for the benefit of the member firm’s personnel. The investment is inconsistent with the requirements of the Securities and Exchange Commission’s auditor independence rules. Your fund has been informed by PwC that to address this issue, the member firm is in the process of selecting different advisors not affiliated with Putnam to manage the relevant pension plans and transferring the plans’ assets to such advisors. None of the member firm’s personnel is on the PwC audit team for your fund, and none of the members of the audit team participates in the member firm’s pension plans. Based on its knowledge of the facts and its experience with PwC, the Audit and Compliance Committee of your fund’s Board of Trustees concluded that the investment by the PwC member firm would not affect PwC’s ability to render an objective audit opinion to your fund. Based on this conclusion and consideration of the potential risks that the disruption of a change of auditors could present, the Audit and Compliance Committee determined that PwC should continue to act as auditors for your fund.

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22 Dynamic Asset Allocation Growth Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Asset Allocation Funds and
Shareholders of Putnam Dynamic Asset Allocation Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Dynamic Asset Allocation Growth Fund (the “fund”) at September 30, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2013 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 11, 2013

Dynamic Asset Allocation Growth Fund	23

The fund’s portfolio 9/30/13

COMMON STOCKS (60.0%)*	Shares	Value

Basic materials (3.3%)
Agrium, Inc. (Canada)	821	$68,989

Akzo Nobel NV (Netherlands)	3,436	225,796

Amcor, Ltd. (Australia)	73,403	716,276

American Vanguard Corp.	2,972	80,006

Andersons, Inc. (The)	2,033	142,107

Archer Daniels-Midland Co.	3,512	129,382

Arkema (France)	1,945	216,687

Asahi Kasei Corp. (Japan)	174,000	1,308,164

Assa Abloy AB Class B (Sweden)	25,440	1,167,753

Axiall Corp.	11,463	433,187

BASF SE (Germany)	15,617	1,497,937

Bemis Co., Inc.	17,938	699,761

BHP Billiton PLC (United Kingdom)	30,779	906,872

BHP Billiton, Ltd. (Australia)	52,056	1,735,644

Cambrex Corp. †	26,949	355,727

Cameco Corp. (Canada)	6,900	124,683

Cemex Latam Holdings SA (Colombia) †	36,778	289,395

CF Industries Holdings, Inc.	9,064	1,910,963

Chemtura Corp. †	25,369	583,233

Chicago Bridge & Iron Co., NV	21,119	1,431,235

China Singyes Solar Technologies Holdings, Ltd. (China)	329,000	366,079

China State Construction International Holdings, Ltd. (China)	170,000	273,547

Cie de St-Gobain (France)	3,089	152,971

Cytec Industries, Inc.	8,455	687,899

Domtar Corp. (Canada)	6,083	483,112

Eastman Chemical Co.	21,700	1,690,430

Fortescue Metals Group, Ltd. (Australia)	28,942	128,250

Fortune Brands Home & Security, Inc.	32,137	1,337,863

Gamuda Bhd (Malaysia)	229,800	324,307

Glencore Xstrata PLC (United Kingdom)	87,740	478,257

Goldcorp, Inc. (Canada)	4,045	105,243

Holcim, Ltd. (Switzerland)	11,781	876,720

Horsehead Holding Corp. †	29,011	361,477

Huntsman Corp.	33,000	680,130

Innophos Holdings, Inc.	7,892	416,540

Innospec, Inc.	7,430	346,684

Intrepid Potash, Inc. S	2,077	32,567

Johnson Matthey PLC (United Kingdom)	35,387	1,608,648

KapStone Paper and Packaging Corp.	6,617	283,208

Koninklijke Boskalis Westminster NV (Netherlands)	16,035	710,227

Koppers Holdings, Inc.	2,405	102,573

Kraton Performance Polymers, Inc. †	7,951	155,760

L.B. Foster Co. Class A	5,927	271,101

Landec Corp. †	17,805	217,221

LG Chemical, Ltd. (South Korea)	1,167	333,917

Louisiana-Pacific Corp. †	3,348	58,891

24 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (60.0%)* cont.	Shares	Value

Basic materials cont.
LSB Industries, Inc. †	22,127	$741,918

LyondellBasell Industries NV Class A	46,012	3,369,459

Mexichem SAB de CV (Mexico)	76,195	332,209

Minerals Technologies, Inc.	3,255	160,699

Monsanto Co.	61,846	6,454,867

Mosaic Co. (The)	1,277	54,937

Newcrest Mining, Ltd. (Australia)	3,035	33,127

NN, Inc.	21,698	337,621

OM Group, Inc. †	7,105	240,007

Packaging Corp. of America	16,400	936,276

Potash Corp. of Saskatchewan, Inc. (Canada)	3,850	120,428

PPG Industries, Inc.	16,593	2,772,027

PTT Global Chemical PCL (Thailand)	212,600	506,352

Rio Tinto PLC (United Kingdom)	15,799	773,193

Rio Tinto, Ltd. (Australia)	17,124	986,295

S&W Seed Co. † S	18,434	154,293

Sherwin-Williams Co. (The)	11,700	2,131,506

Solvay SA (Belgium)	302	45,289

Sumitomo Chemical Co., Ltd. (Japan)	326,000	1,240,389

Sumitomo Metal Mining Co., Ltd. (Japan)	54,000	761,422

Syngenta AG (Switzerland)	3,091	1,262,581

Trex Co., Inc. †	8,164	404,363

Tronox, Ltd. Class A	6,951	170,091

Ultrapar Participacoes SA (Brazil)	13,281	327,546

Vale SA ADR (Brazil)	19,736	308,079

Vale SA ADR (Preference) (Brazil)	13,585	193,043

Valspar Corp.	14,810	939,398

Veidekke ASA (Norway)	18,129	141,095

voestalpine AG (Austria)	27,181	1,299,700

W.R. Grace & Co. †	13,541	1,183,483

Wendel SA (France)	7,075	959,056

		55,848,168
Capital goods (4.5%)
ABB, Ltd. (Switzerland)	50,577	1,196,265

Aecom Technology Corp. †	25,300	791,131

AGCO Corp.	2,288	138,241

Aisin Seiki Co., Ltd. (Japan)	30,700	1,307,081

Alliant Techsystems, Inc.	4,058	395,898

Altra Holdings, Inc.	15,857	426,712

Astronics Corp. †	3,525	175,228

Avery Dennison Corp.	22,500	979,200

AZZ, Inc.	7,385	309,136

Ball Corp.	24,400	1,095,072

Boeing Co. (The)	95,700	11,244,750

Canon, Inc. (Japan)	50	1,592

Chart Industries, Inc. †	5,634	693,207

Chase Corp.	8,742	256,840

China Everbright International, Ltd. (China)	349,000	308,236

Dynamic Asset Allocation Growth Fund	25

COMMON STOCKS (60.0%)* cont.	Shares	Value

Capital goods cont.
China Railway Group, Ltd. (China)	944,000	$516,066

CNH Industrial NV (Netherlands) †	7,281	91,011

Coway Co., Ltd. (South Korea)	12,195	675,183

Cummins, Inc.	30,052	3,993,009

Daelim Industrial Co., Ltd. (South Korea)	9,665	872,361

Daikin Industries, Ltd. (Japan)	5,200	275,619

Deere & Co.	1,340	109,063

Delphi Automotive PLC (United Kingdom)	69,052	4,034,018

Douglas Dynamics, Inc.	14,046	206,898

DXP Enterprises, Inc. †	2,993	236,357

Embraer SA ADR (Brazil)	11,228	364,573

European Aeronautic Defence and Space Co. NV (France)	44,294	2,822,081

Franklin Electric Co., Inc.	11,494	452,864

Generac Holdings, Inc.	9,258	394,761

General Dynamics Corp.	48,700	4,262,224

Greenbrier Companies, Inc. †	19,704	487,280

HEICO Corp.	2,992	202,678

Hermes Microvision, Inc. (Taiwan)	3,000	87,259

Hitachi, Ltd. (Japan)	63,000	414,680

Hyster-Yale Materials Holdings, Inc.	3,252	291,607

Hyundai Mobis Co., Ltd. (South Korea)	2,529	673,035

IHI Corp. (Japan)	208,000	873,941

II-VI, Inc. †	26,045	490,167

IMI PLC (United Kingdom)	57,021	1,343,130

Ingersoll-Rand PLC	49,000	3,182,060

JGC Corp. (Japan)	31,000	1,116,435

Kadant, Inc.	8,953	300,731

KBR, Inc.	31,400	1,024,896

Leggett & Platt, Inc.	32,700	985,905

Lindsay Corp.	979	79,906

Lockheed Martin Corp.	38,823	4,951,874

McDermott International, Inc. †	46,147	342,872

Metso Corp. OYJ (Finland)	2,080	81,717

Miller Industries, Inc.	10,814	183,622

Mine Safety Appliances Co.	3,655	188,635

Mitsubishi Electric Corp. (Japan)	20,000	209,573

NACCO Industries, Inc. Class A	1,626	90,113

Northrop Grumman Corp.	40,000	3,810,400

NSK, Ltd. (Japan)	119,000	1,211,852

Polypore International, Inc. †	2,253	92,305

Raytheon Co.	51,679	3,982,901

Rexel SA (France)	5,792	147,311

Safran SA (France)	3,898	240,125

Schneider Electric SA (France)	10,126	856,322

Singapore Technologies Engineering, Ltd. (Singapore)	281,000	934,016

Standard Motor Products, Inc.	15,343	493,431

Standex International Corp.	4,268	253,519

Staples, Inc. S	129,626	1,899,021

26 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (60.0%)* cont.	Shares	Value

Capital goods cont.
Stoneridge, Inc. †	24,112	$260,651

Tenneco, Inc. †	3,953	199,627

Terex Corp. †	25,100	843,360

THK Co., Ltd. (Japan)	33,900	749,770

TriMas Corp. †	20,548	766,440

Valmont Industries, Inc.	1,488	206,698

Vinci SA (France)	22,237	1,292,681

WABCO Holdings, Inc. †	14,200	1,196,492

WESCO International, Inc. †	4,113	314,768

		75,978,483
Communication services (2.9%)
Arris Group, Inc. †	4,880	83,253

Aruba Networks, Inc. †	5,337	88,808

AT&T, Inc.	98,379	3,327,178

BroadSoft, Inc. †	1,835	66,115

BT Group PLC (United Kingdom)	256,490	1,421,754

CalAmp Corp. †	15,814	278,801

China Telecom Corp, Ltd. (China)	846,000	421,042

Comcast Corp. Class A	245,331	11,076,695

Deutsche Telekom AG (Germany)	67,902	984,293

DISH Network Corp. Class A	39,600	1,782,396

EchoStar Corp. Class A †	31,167	1,369,478

Frontier Communications Corp.	57,695	240,588

HSN, Inc.	4,073	218,394

IAC/InterActiveCorp.	41,247	2,254,973

Inteliquent, Inc.	13,261	128,101

InterXion Holding NV (Netherlands) †	9,500	211,280

Iridium Communications, Inc. †	23,421	161,136

Jazztel PLC (Spain) †	19,107	207,593

KCell JSC ADR (Kazakhstan)	18,776	289,150

Liberty Global PLC Ser. C (United Kingdom) †	2,300	173,489

Loral Space & Communications, Inc.	4,300	291,239

Mobile Telesystems OJSC (Russia) †	77,680	774,709

MTN Group, Ltd. (South Africa)	30,917	603,544

NeuStar, Inc. Class A †	6,653	329,190

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	2,500	129,203

NTT DoCoMo, Inc. (Japan)	55,800	903,745

Orange (France)	59,885	750,932

RingCentral, Inc. Class A †	2,183	39,338

Ruckus Wireless, Inc. †	10,880	183,110

TDC A/S (Denmark)	34,109	288,619

Tele2 AB Class B (Sweden)	31,760	406,223

Telefonica SA (Spain) †	56,794	884,357

Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	2,347,500	425,712

Telenor ASA (Norway)	36,984	845,067

Telstra Corp., Ltd. (Australia)	229,468	1,063,932

Turkcell Iletisim Hizmetleri AS (Turkey) †	76,088	448,230

TW telecom, inc. †	36,900	1,102,019

Dynamic Asset Allocation Growth Fund	27

COMMON STOCKS (60.0%)* cont.	Shares	Value

Communication services cont.
Ubiquiti Networks, Inc.	16,878	$566,932

USA Mobility, Inc.	12,547	177,666

Verizon Communications, Inc.	233,515	10,895,810

Vodafone Group PLC (United Kingdom)	524,909	1,835,516

Ziggo NV (Netherlands)	15,334	621,094

		48,350,704
Conglomerates (1.2%)
AMETEK, Inc.	42,954	1,976,743

Danaher Corp.	82,454	5,715,711

Exor SpA (Italy)	14,495	543,773

General Electric Co.	203,456	4,860,564

Marubeni Corp. (Japan)	45,000	353,426

Mitsubishi Corp. (Japan)	23,300	470,765

Siemens AG (Germany)	22,147	2,668,378

Tyco International, Ltd.	77,881	2,724,277

		19,313,637
Consumer cyclicals (7.4%)
Adidas AG (Germany)	6,867	744,874

ADT Corp. (The) †	40,841	1,660,595

Advance Auto Parts, Inc.	15,650	1,293,942

Alpine Electronics, Inc. (Japan)	6,700	72,729

American Eagle Outfitters, Inc.	43,900	614,161

ANN, Inc. †	11,747	425,476

Apollo Tyres, Ltd. (India)	356,200	379,215

Ascent Capital Group, Inc. Class A †	1,274	102,710

Atresmedia Corp de Medios de Comunicacion S.A. (Spain) S	30,599	393,675

Babcock International Group PLC (United Kingdom)	46,302	896,502

Bayerische Motoren Werke (BMW) AG (Germany)	8,612	925,885

Bed Bath & Beyond, Inc. †	38,553	2,982,460

Big Lots, Inc. †	29,297	1,086,626

Biostime International Holdings, Ltd. (China)	28,000	211,736

Blyth, Inc.	7,684	106,270

BR Malls Participacoes SA (Brazil)	49,278	446,911

Bridgestone Corp. (Japan)	10,300	374,612

Brown Shoe Co., Inc.	6,191	145,303

Brunswick Corp.	10,696	426,877

Buckle, Inc. (The)	3,640	196,742

Bureau Veritas SA (France)	26,885	847,453

Carmike Cinemas, Inc. †	11,165	246,523

Chico’s FAS, Inc.	42,400	706,384

China ZhengTong Auto Services Holdings, Ltd. (China) †	411,500	257,323

CJ CGV Co., Ltd. (South Korea)	10,365	530,463

Coach, Inc.	46,308	2,525,175

Compagnie Financiere Richemont SA (Switzerland)	13,608	1,363,283

Compagnie Financiere Richemont SA ADR (Switzerland)	24,431	245,618

Compass Group PLC (United Kingdom)	112,719	1,551,088

Continental AG (Germany)	9,618	1,630,368

Corporate Executive Board Co. (The)	2,614	189,829

CP ALL PCL (Thailand)	450,900	508,127

28 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (60.0%)* cont.	Shares	Value

Consumer cyclicals cont.
Crocs, Inc. †	5,632	$76,652

CST Brands, Inc. †	8,169	243,436

Ctrip.com International, Ltd. ADR (China) †	6,201	362,324

Daihatsu Motor Co., Ltd. (Japan)	34,000	657,205

Daimler AG (Registered Shares) (Germany)	8,861	690,726

Deckers Outdoor Corp. †	2,396	157,944

Deluxe Corp.	14,972	623,734

Demand Media, Inc. †	22,655	143,180

Destination Maternity Corp.	17,047	542,095

Dillards, Inc. Class A	9,393	735,472

Expedia, Inc.	18,898	978,727

Experian Group, Ltd. (United Kingdom)	43,486	828,602

Five Below, Inc. †	1,862	81,463

FleetCor Technologies, Inc. †	1,162	128,006

Foot Locker, Inc.	32,673	1,108,922

Francesca’s Holdings Corp. †	3,668	68,372

Fuji Heavy Industries, Ltd. (Japan)	62,000	1,709,344

G&K Services, Inc. Class A	4,791	289,328

GameStop Corp. Class A	8,419	418,003

Gannett Co., Inc.	54,776	1,467,449

Gap, Inc. (The)	54,500	2,195,260

Genesco, Inc. †	4,233	277,600

Global Cash Access Holdings, Inc. †	20,132	157,231

Global Mediacom Tbk PT (Indonesia)	4,380,500	730,083

Grand Korea Leisure Co., Ltd. (South Korea)	13,490	434,321

Green Dot Corp. Class A †	9,092	239,392

GS Home Shopping, Inc. (South Korea)	1,509	349,351

Hana Tour Service, Inc. (South Korea)	7,207	460,046

Harbinger Group, Inc. †	43,750	453,688

Hino Motors, Ltd. (Japan)	69,000	1,013,643

HMS Holdings Corp. †	4,013	86,320

Home Depot, Inc. (The)	143,281	10,867,864

Hyundai Motor Co. (South Korea)	1,472	343,799

ITV PLC (United Kingdom)	402,243	1,141,539

Jin Co., Ltd. (Japan)	3,000	112,620

KAR Auction Services, Inc.	24,154	681,384

Kia Motors Corp. (South Korea)	11,223	681,938

Kingfisher PLC (United Kingdom)	42,520	265,637

La-Z-Boy, Inc.	6,346	144,118

Lear Corp.	22,669	1,622,420

LIN Media, LLC Class A †	11,315	229,581

Lowe’s Cos., Inc.	156,327	7,442,728

Lumber Liquidators Holdings, Inc. †	1,576	168,080

Luxottica Group SpA (Italy)	5,118	272,247

Macy’s, Inc.	66,403	2,873,258

Marcus Corp.	19,431	282,332

Matahari Department Store Tbk PT (Indonesia) †	385,000	349,093

MAXIMUS, Inc.	3,581	161,288

Dynamic Asset Allocation Growth Fund 29

COMMON STOCKS (60.0%)* cont.	Shares	Value

Consumer cyclicals cont.
McGraw-Hill Cos., Inc. (The)	45,197	$2,964,471

Men’s Wearhouse, Inc. (The)	7,350	250,268

MGM China Holdings, Ltd. (Hong Kong)	288,000	956,175

Namco Bandai Holdings, Inc. (Japan)	37,200	694,461

Naspers, Ltd. Class N (South Africa)	8,432	779,722

Navistar International Corp. †	6,939	253,135

Next PLC (United Kingdom)	25,155	2,101,330

Nintendo Co., Ltd. (Japan)	1,400	158,523

Nissan Motor Co., Ltd. (Japan)	54,900	549,586

O’Reilly Automotive, Inc. †	21,150	2,698,529

OPAP SA (Greece)	86,847	969,301

Panasonic Corp. (Japan) †	87,000	839,066

Pearson PLC (United Kingdom)	4,662	94,870

Perry Ellis International, Inc.	15,242	287,159

PetSmart, Inc.	20,920	1,595,359

Phoenix Satellite Television Holdings, Ltd. (China)	544,000	194,288

Pier 1 Imports, Inc.	4,886	95,375

Pitney Bowes, Inc.	13,416	244,037

Prada SpA (Italy)	18,400	178,285

Priceline.com, Inc. †	6,861	6,936,128

PulteGroup, Inc.	73,000	1,204,500

Puregold Price Club, Inc. (Philippines)	520,100	498,121

Randstad Holding NV (Netherlands)	6,061	341,432

ReachLocal, Inc. †	7,633	90,909

Renault SA (France)	9,798	781,131

Ryland Group, Inc. (The)	12,293	498,358

Sands China, Ltd. (Hong Kong)	78,400	484,699

Sears Hometown and Outlet Stores, Inc. †	6,298	199,962

Select Comfort Corp. †	12,654	308,125

Sinclair Broadcast Group, Inc. Class A	21,378	716,591

SJM Holdings, Ltd. (Hong Kong)	405,000	1,138,359

Sonic Automotive, Inc. Class A	37,268	886,978

Sports Direct International PLC (United Kingdom) †	22,621	259,095

Steven Madden, Ltd. †	3,787	203,854

Sun TV Network, Ltd. (India)	66,451	417,355

Swatch Group AG (The) (Switzerland)	7,691	867,454

Swatch Group AG (The) (Switzerland)	1,344	864,939

Tata Motors, Ltd. (India)	122,000	647,951

Thomas Cook Group PLC (United Kingdom) †	101,295	251,555

Tile Shop Holdings, Inc. †	10,079	297,230

TiVo, Inc. †	9,102	113,229

TJX Cos., Inc. (The)	102,200	5,763,058

Total Systems Services, Inc.	84,200	2,477,164

Town Sports International Holdings, Inc.	16,086	208,796

Toyota Motor Corp. (Japan)	41,300	2,634,427

Trump Entertainment Resorts, Inc. †	163	326

TUI Travel PLC (United Kingdom)	62,528	372,210

URS Corp.	16,614	893,003

30 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (60.0%)* cont.	Shares	Value

Consumer cyclicals cont.
Vail Resorts, Inc.	2,216	$153,746

Valeo SA (France)	2,800	239,097

ValueClick, Inc. †	12,135	253,015

VOXX International Corp. †	28,781	394,300

Wal-Mart Stores, Inc.	15,734	1,163,687

World Fuel Services Corp.	11,090	413,768

WPP PLC (United Kingdom)	45,319	931,761

Wyndham Worldwide Corp.	28,047	1,710,026

Wynn Resorts, Ltd.	14,746	2,330,015

		123,287,074
Consumer staples (5.9%)
AFC Enterprises †	10,077	439,256

Ajinomoto Co., Inc. (Japan)	17,000	223,104

Alsea SAB de CV (Mexico)	171,039	478,640

Angie’s List, Inc. † S	4,542	102,195

Anheuser-Busch InBev NV (Belgium)	15,664	1,559,237

Associated British Foods PLC (United Kingdom)	48,197	1,463,771

Barrett Business Services, Inc.	4,251	286,135

Beacon Roofing Supply, Inc. †	3,731	137,562

Bigfoot GmbH (acquired 8/2/13, cost $43,964) (Private) (Brazil) † ∆∆ F	2	33,579

Blue Nile, Inc. †	3,898	159,545

Bright Horizons Family Solutions, Inc. †	7,260	260,126

British American Tobacco (BAT) PLC (United Kingdom)	37,095	1,967,641

Britvic PLC (United Kingdom)	11,509	106,668

Brown-Forman Corp. Class B	2,000	136,260

Bunge, Ltd.	602	45,698

Calbee, Inc. (Japan)	41,600	1,204,472

Carrefour SA (France)	28,341	972,906

Chaoda Modern Agriculture Holdings, Ltd. (China) † F	72,000	4,642

Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR
(Preference) (Brazil)	8,542	393,103

Coca-Cola Co. (The)	37,504	1,420,652

Coca-Cola Enterprises, Inc.	2,900	116,609

Colgate-Palmolive Co.	50,300	2,982,790

Companhia de Bebidas das Americas (AmBev) ADR
(Preference) (Brazil)	18,904	724,968

Constellation Brands, Inc. Class A †	24,300	1,394,820

Core-Mark Holding Co., Inc.	4,480	297,651

Costco Wholesale Corp.	28,000	3,223,360

CVS Caremark Corp.	114,038	6,471,657

Diageo PLC (United Kingdom)	27,409	871,919

Distribuidora Internacional de Alimentacion SA (Spain)	80,247	695,775

Fomento Economico Mexicano SAB de CV ADR (Mexico)	8,026	779,244

General Mills, Inc.	67,700	3,244,184

Geo Group, Inc. (The)	7,365	244,886

Grand Canyon Education, Inc. †	2,817	113,469

Hain Celestial Group, Inc. (The) †	2,062	159,021

Henkel AG & Co. KGaA (Preference) (Germany)	3,288	338,817

Dynamic Asset Allocation Growth Fund	31

COMMON STOCKS (60.0%)* cont.	Shares	Value

Consumer staples cont.
Ingredion, Inc.	1,062	$70,273

ITOCHU Corp. (Japan)	10,700	130,845

ITT Educational Services, Inc. † S	31,223	967,913

Japan Tobacco, Inc. (Japan)	63,000	2,262,475

Jeronimo Martins SGPS SA (Portugal)	15,106	310,221

JM Smucker Co. (The)	14,800	1,554,592

Kao Corp. (Japan)	15,400	479,414

Kerry Group PLC Class A (Ireland)	8,591	522,482

Kforce, Inc.	17,950	317,536

Koninklijke Ahold NV (Netherlands)	45,970	796,350

Kraft Foods Group, Inc.	61,400	3,219,816

L’Oreal SA (France)	9,393	1,613,195

Lawson, Inc. (Japan)	1,700	132,998

Liberty Interactive Corp. Class A †	99,500	2,335,265

Lorillard, Inc.	89,488	4,007,273

Magnit OJSC (Russia)	3,193	809,007

Minor International PCL (Thailand)	496,500	384,121

Molson Coors Brewing Co. Class B	20,034	1,004,304

MWI Veterinary Supply, Inc. †	2,196	327,995

Nestle SA (Switzerland)	52,363	3,662,254

On Assignment, Inc. †	9,869	325,677

OpenTable, Inc. †	2,161	151,227

Papa John’s International, Inc.	4,476	312,783

Pernod Ricard SA (France)	2,235	277,538

Philip Morris International, Inc.	126,539	10,957,012

Pinnacle Foods, Inc.	8,997	238,151

Pool Corp.	2,780	156,041

Prestige Brands Holdings, Inc. †	11,002	331,380

Prince Frog International Holdings, Ltd. (China)	314,000	219,430

Procter & Gamble Co. (The)	179,668	13,581,104

Reckitt Benckiser Group PLC (United Kingdom)	23,549	1,723,182

Robert Half International, Inc.	29,635	1,156,654

SABMiller PLC (United Kingdom)	22,386	1,139,227

SABMiller PLC (United Kingdom)	7,402	378,488

Shoprite Holdings, Ltd. (South Africa)	26,148	430,754

Spartan Stores, Inc.	8,855	195,341

Suedzucker AG (Germany)	22,035	649,263

TrueBlue, Inc. †	35,903	862,031

Unilever PLC (United Kingdom)	42,996	1,698,393

United Natural Foods, Inc. †	2,735	183,847

USANA Health Sciences, Inc. †	2,182	189,376

Walgreen Co.	86,732	4,666,182

WM Morrison Supermarkets PLC (United Kingdom)	16,466	74,639

Wolseley PLC (United Kingdom)	5,487	283,987

Woolworths, Ltd. (Australia)	16,521	539,436

Zalando GmbH (acquired 9/30/13, cost $89,678) (Private)
(Germany) † ∆∆ F	2	89,678

		98,773,512

32 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (60.0%)* cont.	Shares	Value

Energy (5.1%)
Alpha Natural Resources, Inc. †	148,944	$887,706

BG Group PLC (United Kingdom)	17,491	334,273

BP PLC (United Kingdom)	258,908	1,815,323

Cabot Oil & Gas Corp.	61,200	2,283,984

Callon Petroleum Co. †	46,944	256,784

Canadian Natural Resources, Ltd. (Canada)	9,000	282,831

Chevron Corp.	35,037	4,256,996

CNOOC, Ltd. (China)	473,000	962,356

ConocoPhillips	129,623	9,010,095

Delek US Holdings, Inc.	7,545	159,124

EPL Oil & Gas, Inc. †	14,981	555,945

Exxon Mobil Corp.	127,435	10,964,507

Ezion Holdings, Ltd. (Singapore)	434,000	761,070

FutureFuel Corp.	28,840	517,966

Gazprom Neft OAO ADR (Russia)	12,877	282,650

Gulfport Energy Corp. †	3,445	221,651

Halliburton Co.	2,800	134,820

Helix Energy Solutions Group, Inc. †	16,759	425,176

Helmerich & Payne, Inc.	16,585	1,143,536

HollyFrontier Corp.	30,999	1,305,368

Key Energy Services, Inc. †	40,760	297,140

Kodiak Oil & Gas Corp. †	21,350	257,481

Lukoil OAO ADR (Russia)	18,029	1,143,039

Marathon Petroleum Corp.	43,856	2,820,818

Occidental Petroleum Corp.	85,953	8,040,044

Oceaneering International, Inc.	18,164	1,475,643

Oil States International, Inc. †	10,300	1,065,638

ONEOK, Inc.	35,400	1,887,528

Pacific Rubiales Energy Corp. (Colombia)	24,053	474,965

Peabody Energy Corp.	43,795	755,464

Petroleo Brasileiro SA ADR (Preference) (Brazil)	25,238	422,232

Phillips 66	73,062	4,224,445

Repsol YPF SA (Spain)	27,675	686,091

Rosetta Resources, Inc. †	3,987	217,132

Royal Dutch Shell PLC Class A (United Kingdom)	56,067	1,851,645

Royal Dutch Shell PLC Class A (United Kingdom)	28,621	943,992

Royal Dutch Shell PLC Class B (United Kingdom)	44,977	1,554,200

Schlumberger, Ltd.	123,937	10,951,073

Statoil ASA (Norway)	44,491	1,009,940

Stone Energy Corp. †	10,127	328,419

Suncor Energy, Inc. (Canada)	13,000	464,822

Surgutneftegas OAO (Preference) (Russia)	1,003,914	722,858

Swift Energy Co. †	12,579	143,652

Tesoro Corp.	23,945	1,053,101

Total SA (France)	32,365	1,878,158

Unit Corp. †	4,833	224,686

Vaalco Energy, Inc. †	52,339	292,052

Valero Energy Corp.	73,222	2,500,531

Dynamic Asset Allocation Growth Fund	33

COMMON STOCKS (60.0%)* cont.	Shares	Value

Energy cont.
W&T Offshore, Inc.	8,953	$158,647

Woodside Petroleum, Ltd. (Australia)	22,752	813,143

		85,220,740
Financials (11.1%)
3i Group PLC (United Kingdom)	145,527	857,024

Access National Corp.	8,614	122,836

ACE, Ltd.	3,296	308,374

Admiral Group PLC (United Kingdom)	2,858	57,049

AG Mortgage Investment Trust, Inc. R	5,046	83,865

Ageas (Belgium)	28,137	1,139,671

Agree Realty Corp. R	8,531	257,466

AIA Group, Ltd. (Hong Kong)	357,800	1,681,534

Aliansce Shopping Centers SA (Brazil)	27,855	250,108

Alleghany Corp. †	4,800	1,966,320

Allianz SE (Germany)	13,638	2,143,910

Allied World Assurance Co. Holdings AG	17,453	1,734,654

Amata Corp. PCL (Thailand)	295,500	165,321

American Capital Agency Corp. R	43,000	970,510

American Equity Investment Life Holding Co.	20,033	425,100

American Financial Group, Inc.	26,972	1,458,106

American International Group, Inc.	139,200	6,769,296

Amtrust Financial Services, Inc.	5,838	228,032

Aon PLC	71,442	5,318,142

Arlington Asset Investment Corp. Class A	5,806	138,067

ARMOUR Residential REIT, Inc. R	27,061	113,656

Ashford Hospitality Trust, Inc. R	31,894	393,572

Asian Pay Television Trust (Units) (Taiwan)	292,000	189,694

Assicurazioni Generali SpA (Italy)	61,226	1,221,737

Associated Banc-Corp.	54,900	850,401

Australia & New Zealand Banking Group, Ltd. (Australia)	47,157	1,354,098

AvalonBay Communities, Inc. R	11,505	1,462,170

AXA SA (France)	67,062	1,553,663

Axis Capital Holdings, Ltd.	33,200	1,437,892

Banco Bilbao Vizcaya Argentaria SA (Rights) (Spain) †	89,099	12,174

Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	89,099	995,641

Banco Latinoamericano de Exportaciones SA Class E (Panama)	19,170	477,716

Banco Santander Central Hispano SA (Spain)	141,213	1,151,590

Bangkok Bank PCL NVDR (Thailand)	130,700	818,964

Bank Mandiri (Persero) Tbk PT (Indonesia)	576,000	395,440

Bank of Kentucky Financial Corp.	5,116	139,718

Bank of Yokohama, Ltd. (The) (Japan)	166,000	947,413

Barclays PLC NPR (United Kingdom) †	46,840	61,232

Barclays PLC (United Kingdom)	300,781	1,292,812

Bekasi Fajar Industrial Estate Tbk PT (Indonesia)	4,576,500	187,723

Bellway PLC (United Kingdom)	10,341	220,145

Berkshire Hathaway, Inc. Class B †	19,968	2,266,568

BNP Paribas SA (France)	11,041	746,841

BofI Holding, Inc. †	11,159	723,773

34 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (60.0%)* cont.	Shares	Value

Financials cont.
Cardinal Financial Corp.	16,585	$274,150

Cathay Financial Holding Co., Ltd. (Taiwan)	245,000	348,852

CBL & Associates Properties, Inc. R	11,436	218,428

Chimera Investment Corp. R	157,631	479,198

China Construction Bank Corp. (China)	1,021,000	785,901

China Overseas Grand Oceans Group, Ltd. (China)	265,000	322,542

China Overseas Land & Investment, Ltd. (China)	117,000	344,699

China Pacific Insurance (Group) Co., Ltd. (China)	186,800	669,560

CIT Group, Inc. †	49,698	2,423,771

Citizens & Northern Corp.	10,720	213,757

City National Corp.	15,492	1,032,697

CNO Financial Group, Inc.	21,464	309,082

Commonwealth Bank of Australia (Australia)	39,137	2,599,942

CoreLogic, Inc. †	62,700	1,696,035

CoreSite Realty Corp. R	3,034	102,974

Credicorp, Ltd. (Peru)	4,795	615,966

Credit Acceptance Corp. †	2,844	315,144

Credit Agricole SA (France) †	96,590	1,065,106

Credit Saison Co., Ltd. (Japan)	17,600	476,102

Credit Suisse Group (Switzerland)	19,481	594,975

CYS Investments, Inc. R	16,395	133,291

DBS Group Holdings, Ltd. (Singapore)	65,000	850,743

Deutsche Bank AG (Germany)	23,345	1,071,903

Dexus Property Group (Australia) R	968,818	908,330

DFC Global Corp. †	31,591	347,185

Discover Financial Services	77,400	3,911,796

Eagle Bancorp, Inc.	8,519	241,003

East West Bancorp, Inc.	13,601	434,552

Eaton Vance Corp.	34,152	1,326,122

Education Realty Trust, Inc. R	32,079	291,919

Encore Capital Group, Inc. †	11,353	520,649

EPR Properties R	4,754	231,710

Erste Group Bank AG (Czech Republic)	11,427	361,123

Federal Realty Investment Trust R	8,900	902,905

Fidelity National Financial, Inc. Class A	62,582	1,664,681

Fifth Third Bancorp	205,500	3,707,220

Financial Institutions, Inc.	11,076	226,615

First Community Bancshares Inc.	10,457	170,972

First Industrial Realty Trust R	10,233	166,491

FirstMerit Corp.	13,029	282,860

Flushing Financial Corp.	10,974	202,470

Genworth Financial, Inc. Class A †	219,636	2,809,144

Glimcher Realty Trust R	19,881	193,840

Goldman Sachs Group, Inc. (The)	55,821	8,831,440

Greenhill & Co., Inc.	4,233	211,142

Grupo Financiero Banorte SAB de CV (Mexico)	174,131	1,085,001

Hammerson PLC (United Kingdom) R	65,160	528,493

Hang Seng Bank, Ltd. (Hong Kong)	58,500	954,145

Dynamic Asset Allocation Growth Fund	35

COMMON STOCKS (60.0%)* cont.	Shares	Value

Financials cont.
Hanmi Financial Corp.	21,958	$363,844

Hanwha Life Insurance Co., Ltd. (South Korea)	48,130	311,260

Hatteras Financial Corp. R	16,200	303,102

Health Care REIT, Inc. R	30,100	1,877,638

Heartland Financial USA, Inc.	7,426	206,888

Hemaraj Land and Development PCL (Thailand)	1,614,400	159,995

Heritage Financial Group, Inc.	9,397	163,696

HFF, Inc. Class A	28,487	713,599

Hongkong Land Holdings, Ltd. (Hong Kong)	22,000	145,200

Housing Development Finance Corp., Ltd. (HDFC) (India)	89,816	1,096,428

HSBC Holdings PLC (United Kingdom)	294,919	3,196,015

Industrial and Commercial Bank of China, Ltd. (China)	1,056,000	736,595

ING Groep NV (Netherlands) †	74,996	847,279

Insurance Australia Group, Ltd. (Australia)	223,055	1,221,477

Intact Financial Corp. (Canada)	2,700	161,940

Invesco Mortgage Capital, Inc. R	8,291	127,598

Investor AB Class B (Sweden)	26,569	806,161

Investors Real Estate Trust R	23,070	190,328

iStar Financial, Inc. † R	19,602	236,008

Itau Unibanco Holding SA ADR (Preference) (Brazil)	39,053	551,428

Jammu & Kashmir Bank, Ltd. (India)	21,087	383,527

Joyo Bank, Ltd. (The) (Japan)	150,000	804,212

JPMorgan Chase & Co.	277,677	14,353,124

KKR & Co. LP	15,400	316,932

Legal & General Group PLC (United Kingdom)	262,070	832,409

Lexington Realty Trust R	45,716	513,391

Lloyds Banking Group PLC (United Kingdom) †	1,863,744	2,220,068

LTC Properties, Inc. R	12,069	458,381

Maiden Holdings, Ltd. (Bermuda)	18,359	216,820

MainSource Financial Group, Inc.	16,488	250,453

MFA Financial, Inc. R	27,206	202,685

Mitsubishi Estate Co., Ltd. (Japan)	16,000	471,397

Mitsubishi UFJ Financial Group (MUFG), Inc. (Japan)	184,500	1,176,881

MS&AD Insurance Group Holdings (Japan)	3,200	83,341

Muenchener Rueckversicherungs AG (Germany)	5,138	1,004,064

Nasdaq OMX Group, Inc. (The)	41,762	1,340,143

National Health Investors, Inc. R	6,743	383,609

Nelnet, Inc. Class A	9,963	383,077

Nordea Bank AB (Sweden)	22,528	271,667

Northern Trust Corp.	39,981	2,174,567

Ocwen Financial Corp. †	5,907	329,433

OFG Bancorp (Puerto Rico)	9,742	157,723

One Liberty Properties, Inc. R	11,170	226,528

ORIX Corp. (Japan)	17,400	282,344

Pacific Premier Bancorp, Inc. †	10,380	139,507

PartnerRe, Ltd.	18,631	1,705,482

Peoples Bancorp, Inc.	10,228	213,561

Persimmon PLC (United Kingdom)	14,745	259,236

36 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (60.0%)* cont.	Shares	Value

Financials cont.
PHH Corp. †	8,924	$211,856

Philippine National Bank (Philippines) †	158,990	319,149

PNC Financial Services Group, Inc.	71,999	5,216,328

Popular, Inc. (Puerto Rico) †	43,875	1,150,841

Portfolio Recovery Associates, Inc. †	10,882	652,267

Porto Seguro SA (Brazil)	34,668	437,984

Powszechna Kasa Oszczednosci Bank Polski SA (Poland) †	26,485	314,646

Protective Life Corp.	36,267	1,543,161

Prudential PLC (United Kingdom)	84,132	1,567,678

PS Business Parks, Inc. R	6,552	488,910

Public Storage R	15,795	2,535,887

Qatar National Bank SAQ (Qatar) †	3,329	152,503

Regus PLC (United Kingdom)	123,872	364,976

Republic Bancorp, Inc. Class A	6,650	183,208

Resona Holdings, Inc. (Japan)	286,200	1,461,645

Sberbank of Russia ADR (Russia)	118,177	1,424,033

SCOR SE (France)	6,021	199,361

Sekisui House, Ltd. (Japan)	6,000	80,452

Select Income REIT R	8,447	217,933

Shopping Centres Australasia Property Group (Australia) R	104,813	149,604

Simon Property Group, Inc. R	29,624	4,391,166

Skandinaviska Enskilda Banken AB (Sweden)	78,926	836,333

Sovran Self Storage, Inc. R	2,114	159,988

SpareBank 1 SR-Bank ASA (Norway) †	20,328	161,252

St. Joe Co. (The) †	27,185	533,370

Starwood Property Trust, Inc. R	6,429	154,103

State Street Corp.	70,200	4,615,650

Stewart Information Services Corp.	15,163	485,064

Sumitomo Mitsui Financial Group, Inc. (Japan)	34,500	1,665,420

Summit Hotel Properties, Inc. R	29,178	268,146

Sun Hung Kai Properties, Ltd. (Hong Kong)	7,000	95,218

Swedbank AB Class A (Sweden)	38,047	886,246

Symetra Financial Corp.	18,415	328,155

Tanger Factory Outlet Centers R	14,700	479,955

Tokio Marine Holdings, Inc. (Japan)	11,500	374,968

Tokyu Land Corp. (Japan) F	146,000	1,516,517

Toronto-Dominion Bank (Canada)	19,383	1,744,082

UBS AG (Switzerland)	88,324	1,806,816

UniCredit SpA (Italy)	93,546	596,321

Universal Health Realty Income Trust R	2,826	118,325

Validus Holdings, Ltd.	32,360	1,196,673

Visa, Inc. Class A	700	133,770

Vornado Realty Trust R	22,100	1,857,726

WageWorks, Inc. †	6,709	338,469

Walter Investment Management Corp. †	4,078	161,244

Washington Banking Co.	12,808	180,080

Wells Fargo & Co.	59,282	2,449,532

Westfield Group (Australia)	61,570	632,400

Dynamic Asset Allocation Growth Fund	37

COMMON STOCKS (60.0%)* cont.	Shares	Value

Financials cont.
Westfield Retail Trust (Australia) R	24,846	$68,841

Westpac Banking Corp. (Australia)	35,093	1,071,523

Wheelock and Co., Ltd. (Hong Kong)	231,000	1,225,602

		186,323,062
Health care (7.7%)
Abaxis, Inc.	2,361	99,398

AbbVie, Inc.	104,700	4,683,231

ACADIA Pharmaceuticals, Inc. †	22,286	612,196

Accuray, Inc. †	21,081	155,789

Actelion, Ltd. (Switzerland)	11,720	832,005

Aegerion Pharmaceuticals, Inc. †	1,334	114,337

Alere, Inc. †	11,699	357,638

Align Technology, Inc. †	4,574	220,101

Alkermes PLC †	4,931	165,780

Amedisys, Inc. †	9,762	168,102

AmerisourceBergen Corp.	59,285	3,622,314

Amgen, Inc.	67,905	7,601,286

AmSurg Corp. †	7,233	287,150

Array BioPharma, Inc. †	21,755	135,316

Aspen Pharmacare Holdings, Ltd. (South Africa)	14,248	372,865

Astellas Pharma, Inc. (Japan)	16,500	839,310

AstraZeneca PLC (United Kingdom)	47,359	2,465,309

athenahealth, Inc. †	996	108,126

Auxilium Pharmaceuticals, Inc. †	10,854	197,868

Bayer AG (Germany)	20,186	2,380,221

Bio-Reference Labs, Inc. † S	2,481	74,132

Biospecifics Technologies Corp. †	2,727	53,095

Bristol-Myers Squibb Co.	154,200	7,136,376

Celgene Corp. †	43,868	6,752,601

Centene Corp. †	2,061	131,822

Chemed Corp.	7,844	560,846

CIGNA Corp.	63,600	4,888,296

Coloplast A/S Class B (Denmark)	20,895	1,189,701

Computer Programs & Systems, Inc.	1,756	102,726

Conatus Pharmaceuticals, Inc. †	3,086	31,014

Conmed Corp.	14,594	496,050

Covidien PLC	4,121	251,134

Cubist Pharmaceuticals, Inc. †	8,702	553,012

Cyberonics, Inc. †	2,157	109,446

DexCom, Inc. †	5,127	144,735

Eli Lilly & Co.	94,447	4,753,518

Endo Health Solutions, Inc. †	8,428	382,968

Exact Sciences Corp. †	2,203	26,017

Gentium SpA ADR (Italy) †	25,160	682,591

GlaxoSmithKline PLC (United Kingdom)	95,291	2,402,704

Globus Medical, Inc. Class A †	9,311	162,570

Greatbatch, Inc. †	17,901	609,171

Grifols SA ADR (Spain)	5,205	157,607

38 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (60.0%)* cont.	Shares	Value

Health care cont.
Haemonetics Corp. †	4,305	$171,683

HCA Holdings, Inc.	44,926	1,920,587

Health Net, Inc. †	6,534	207,128

HealthSouth Corp. †	15,004	517,338

Hi-Tech Pharmacal Co., Inc.	3,135	135,275

Hill-Rom Holdings, Inc.	10,426	373,564

Hisamitsu Pharmaceutical Co., Inc. (Japan)	12,700	708,032

Hypermarcas SA (Brazil)	45,000	363,037

Incyte Corp., Ltd. †	2,756	105,141

Insulet Corp. †	6,628	240,199

Insys Therapeutics, Inc. †	20,222	707,568

Isis Pharmaceuticals, Inc. †	3,393	127,373

Jazz Pharmaceuticals PLC †	12,872	1,183,838

Johnson & Johnson	44,582	3,864,814

Kindred Healthcare, Inc.	13,538	181,815

Lexicon Pharmaceuticals, Inc. †	29,064	68,882

Magellan Health Services, Inc. †	2,505	150,200

McKesson Corp.	47,751	6,126,453

MedAssets, Inc. †	19,210	488,318

Medicines Co. (The) †	8,796	294,842

Merck & Co., Inc.	22,071	1,050,800

Merck KGaA (Germany)	1,410	220,032

NewLink Genetics Corp. †	4,562	85,674

Novartis AG (Switzerland)	21,369	1,642,224

Novo Nordisk A/S Class B (Denmark)	11,381	1,932,237

NPS Pharmaceuticals, Inc. †	5,391	171,488

NxStage Medical, Inc. †	10,033	132,034

Omega Healthcare Investors, Inc. R	5,785	172,798

Orion OYJ Class B (Finland)	28,622	720,990

PDL BioPharma, Inc.	6,371	50,777

Pfizer, Inc.	494,381	14,193,679

Providence Service Corp. (The) †	17,351	497,800

Questcor Pharmaceuticals, Inc.	7,590	440,220

Ramsay Health Care, Ltd. (Australia)	21,951	741,512

Receptos, Inc. †	2,610	67,782

Repligen Corp. †	10,234	113,495

Richter Gedeon Nyrt (Hungary)	19,087	332,096

Roche Holding AG-Genusschein (Switzerland)	13,033	3,514,954

Salix Pharmaceuticals, Ltd. †	15,270	1,021,258

Sanofi (France)	30,059	3,048,680

Santarus, Inc. †	6,794	153,341

Sequenom, Inc. † S	33,636	89,808

Shanghai Fosun Pharmaceutical Group Co., Ltd. (China)	152,000	264,573

Shire PLC (United Kingdom)	5,984	240,056

Sinopharm Group Co. (China)	121,200	304,098

Spectrum Pharmaceuticals, Inc. S	13,889	116,529

St. Jude Medical, Inc.	74,000	3,969,360

STAAR Surgical Co. †	26,628	360,543

Dynamic Asset Allocation Growth Fund 39

COMMON STOCKS (60.0%)* cont.	Shares	Value

Health care cont.
Stada Arzneimittel AG (Germany)	2,309	$117,093

Steris Corp.	4,682	201,139

Suzuken Co., Ltd. (Japan)	10,200	335,175

TearLab Corp. †	6,291	69,578

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	4,346	164,192

Trinity Biotech PLC ADR (Ireland)	8,212	178,693

Triple-S Management Corp. Class B (Puerto Rico) †	5,621	103,370

United Therapeutics Corp. †	12,952	1,021,265

Ventas, Inc. R	32,700	2,011,050

ViroPharma, Inc. †	32,145	1,263,299

Warner Chilcott PLC Class A	111,807	2,554,790

WellCare Health Plans, Inc. †	9,912	691,263

WellPoint, Inc.	69,100	5,777,451

Zimmer Holdings, Inc.	40,700	3,343,098

		128,486,855
Technology (8.4%)
Acacia Research Corp.	4,512	104,047

Accenture PLC Class A	96,300	7,091,532

Actuate Corp. †	53,442	392,799

Acxiom Corp. †	18,661	529,786

Amadeus IT Holding SA Class A (Spain)	1,905	67,522

Anixter International, Inc. †	6,135	537,794

AOL, Inc. †	55,066	1,904,182

Apple, Inc.	45,224	21,560,542

ASML Holding NV (Netherlands)	12,090	1,193,985

ASML Holding NV ADR (Netherlands)	1,299	128,289

Aspen Technology, Inc. †	8,792	303,764

ASUSTeK Computer, Inc. (Taiwan)	14,000	111,509

AVG Technologies NV (Netherlands) †	8,873	212,420

Avnet, Inc.	28,600	1,192,906

Baidu, Inc. ADR (China) †	1,591	246,891

Bottomline Technologies, Inc. †	3,331	92,868

Brady Corp. Class A	11,342	345,931

Broadcom Corp. Class A	60,874	1,583,333

Brocade Communications Systems, Inc. †	190,337	1,532,213

CACI International, Inc. Class A †	1,502	103,803

Calix, Inc. †	8,083	102,897

Cap Gemini (France)	15,815	940,753

Casetek Holdings, Ltd. (Taiwan)	100,000	536,071

Cavium, Inc. †	2,677	110,292

Ceva, Inc. †	8,254	142,382

Cirrus Logic, Inc. †	15,161	343,851

Cisco Systems, Inc.	393,043	9,205,067

Commvault Systems, Inc. †	4,090	359,225

Cornerstone OnDemand, Inc. †	4,207	216,408

CSG Systems International, Inc.	3,904	97,795

EMC Corp.	176,100	4,501,116

EnerSys	11,481	696,093

40 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (60.0%)* cont.	Shares	Value

Technology cont.
Entegris, Inc. †	25,630	$260,145

Fairchild Semiconductor International, Inc. †	9,676	134,400

FANUC Corp. (Japan)	4,800	791,576

FEI Co.	4,627	406,251

Gemalto NV (Netherlands) S	8,196	880,052

GenMark Diagnostics, Inc. †	31,698	385,131

Google, Inc. Class A †	9,523	8,341,291

HCL Technologies, Ltd. (India)	30,887	536,384

Hon Hai Precision Industry Co., Ltd. (Taiwan) †	161,641	414,941

IBM Corp.	19,502	3,611,380

Infoblox, Inc. †	6,271	262,253

Integrated Silicon Solutions, Inc. †	31,692	345,126

IntraLinks Holdings, Inc. †	26,627	234,318

Ixia †	3,400	53,278

Keyence Corp. (Japan)	3,500	1,326,365

Konica Minolta Holdings, Inc. (Japan)	96,500	808,953

L-3 Communications Holdings, Inc.	18,409	1,739,651

Lam Research Corp. †	35,357	1,809,925

Lexmark International, Inc. Class A	30,995	1,022,835

Magnachip Semiconductor Corp. (South Korea) †	22,396	482,186

Manhattan Associates, Inc. †	4,506	430,098

Marvell Technology Group, Ltd.	100,800	1,159,200

Mellanox Technologies, Ltd. (Israel) †	3,837	145,653

Mentor Graphics Corp.	24,945	582,965

Microsemi Corp. †	6,178	149,817

Microsoft Corp.	367,609	12,245,056

MTS Systems Corp.	2,405	154,762

Netscout Systems, Inc. †	8,322	212,794

NHN Corp. (South Korea)	777	402,716

NIC, Inc.	6,829	157,818

Nomura Research Institute, Ltd. (Japan)	22,000	763,213

NTT Data Corp. (Japan)	12,200	410,204

NVIDIA Corp.	96,705	1,504,730

NXP Semiconductor NV †	2,300	85,583

Omnivision Technologies, Inc. †	18,662	285,715

Omron Corp. (Japan)	35,800	1,291,124

Oracle Corp.	340,868	11,306,592

Perficient, Inc. †	13,594	249,586

Photronics, Inc. †	25,022	195,922

Plantronics, Inc.	2,125	97,856

Polycom, Inc. †	13,667	149,244

Procera Networks, Inc. †	10,837	167,865

PTC, Inc. †	7,973	226,672

QLIK Technologies, Inc. †	4,284	146,684

Quantum Corp. †	129,288	178,417

Radiant Opto-Electronics Corp. (Taiwan)	111,240	396,923

RF Micro Devices, Inc. †	84,726	477,855

Riverbed Technology, Inc. †	42,100	614,239

Dynamic Asset Allocation Growth Fund	41

COMMON STOCKS (60.0%)* cont.	Shares	Value

Technology cont.
Rockwell Automation, Inc.	24,300	$2,598,642

Rovi Corp. †	13,383	256,552

Safeguard Scientifics, Inc. †	11,183	175,461

Samsung Electronics Co., Ltd. (South Korea)	2,633	3,349,209

SAP AG (Germany)	9,999	739,529

Sartorius AG (Preference) (Germany)	1,842	205,735

SciQuest, Inc. †	4,332	97,297

Semtech Corp. †	6,510	195,235

Silicon Graphics International Corp. †	6,975	113,344

Silicon Image, Inc. †	40,689	217,279

SINA Corp. (China) †	3,008	244,159

SK Hynix, Inc. (South Korea) †	27,630	777,730

SoftBank Corp. (Japan)	26,100	1,802,930

Sparton Corp. †	9,102	232,101

SS&C Technologies Holdings, Inc. †	7,969	303,619

Symantec Corp.	171,468	4,243,833

Synaptics, Inc. †	7,534	333,606

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	353,350	1,201,058

Tech Data Corp. †	5,630	280,993

Telefonaktiebolaget LM Ericsson Class B (Sweden)	27,505	365,923

Tencent Holdings, Ltd. (China)	22,200	1,164,399

Teradyne, Inc. †	46,668	770,955

Tyler Technologies, Inc. †	4,340	379,620

Ultimate Software Group, Inc. †	3,691	544,053

Ultra Clean Holdings, Inc. †	23,484	162,274

Unisys Corp. †	10,699	269,508

United Internet AG (Germany)	18,967	718,466

VeriFone Systems, Inc. †	8,737	199,728

Verint Systems, Inc. †	5,399	200,087

Western Digital Corp.	32,648	2,069,883

XO Group, Inc. †	17,038	220,131

Yandex NV Class A (Russia) †	16,731	609,343

Zynga, Inc. Class A †	29,567	108,807

		139,675,299
Transportation (1.0%)
Aegean Marine Petroleum Network, Inc. (Greece)	40,479	480,081

Bangkok Expressway PCL (Thailand)	341,100	376,213

Beijing Capital International Airport Co., Ltd. (China)	168,000	110,038

Central Japan Railway Co. (Japan)	13,900	1,778,951

ComfortDelgro Corp., Ltd. (Singapore)	443,000	695,636

Con-way, Inc.	14,556	627,218

Delta Air Lines, Inc.	155,577	3,670,061

Deutsche Post AG (Germany)	24,935	827,478

Hawaiian Holdings, Inc. † S	27,768	206,594

Hitachi Transport System, Ltd. (Japan)	10,800	150,087

International Consolidated Airlines Group SA (Spain) †	191,320	1,045,662

Japan Airlines Co., Ltd. (Japan) UR	6,800	410,926

Jaypee Infratech, Ltd. (India) †	130,757	32,791

42 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (60.0%)* cont.	Shares	Value

Transportation cont.
Quality Distribution, Inc. †	24,975	$230,769

SkyWest, Inc.	14,448	209,785

Southwest Airlines Co.	143,700	2,092,272

Spirit Airlines, Inc. †	11,497	394,002

StealthGas, Inc. (Greece) †	23,279	212,770

Swift Transportation Co. †	32,132	648,745

Turk Hava Yollari Anonim Ortakligi (THY) (Turkey)	58,059	221,309

Universal Truckload Services, Inc.	1,237	32,978

US Airways Group, Inc. † S	27,748	526,102

Wabtec Corp.	19,742	1,241,180

Yamato Transport Co., Ltd. (Japan)	32,400	729,119

		16,950,767
Utilities and power (1.5%)
AES Corp.	116,670	1,550,544

American Electric Power Co., Inc.	69,000	2,991,150

Beijing Enterprises Water Group, Ltd. (China)	1,618,000	673,828

Centrica PLC (United Kingdom)	85,625	512,472

China Resources Gas Group, Ltd. (China)	202,000	516,727

China Resources Power Holdings Co., Ltd. (China)	84,000	199,714

Chubu Electric Power Co., Inc. (Japan)	15,100	206,771

Cia Energetica de Minas Gerais ADR (Brazil)	6,884	59,478

CMS Energy Corp.	24,873	654,657

Enel SpA (Italy)	204,201	782,350

Energias de Portugal (EDP) SA (Portugal)	53,325	194,780

ENI SpA (Italy)	67,057	1,537,672

Entergy Corp.	28,924	1,827,708

GDF Suez (France)	42,450	1,066,447

Kansai Electric Power, Inc. (Japan) †	129,000	1,653,594

Kinder Morgan, Inc.	66,300	2,358,291

Metro Pacific Investments Corp. (Philippines)	2,936,100	303,455

Origin Energy, Ltd. (Australia)	28,374	373,229

PG&E Corp.	49,190	2,012,855

PPL Corp.	29,800	905,324

Red Electrica Corporacion SA (Spain)	20,868	1,187,690

Tenaga Nasional Bhd (Malaysia)	156,600	433,839

Tokyo Gas Co., Ltd. (Japan)	101,000	552,805

UGI Corp.	23,100	903,903

United Utilities Group PLC (United Kingdom)	72,956	816,130

Veolia Environnement SA (France)	19,142	326,940

		24,602,353

Total common stocks (cost $807,665,858)		$1,002,810,654

CORPORATE BONDS AND NOTES (11.0%)*	Principal amount	Value

Basic materials (0.9%)
Agrium, Inc. sr. unsec. notes 4.9s, 2043 (Canada)	$67,000	$60,885

Ainsworth Lumber Co., Ltd. 144A sr. notes 7 1/2s,
2017 (Canada)	76,000	81,563

Allegheny Technologies, Inc. sr. unsec. unsub. notes 5.95s, 2021	40,000	42,001

Dynamic Asset Allocation Growth Fund 43

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Basic materials cont.
ArcelorMittal sr. unsec. bonds 10.35s, 2019 (France)	$425,000	$524,715

ArcelorMittal sr. unsec. unsub. notes 7 1/2s, 2039 (France)	90,000	85,275

Ashland, Inc. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	411,000	385,826

Atkore International, Inc. company guaranty sr. notes
9 7/8s, 2018	455,000	491,400

Barrick Gold Corp. sr. unsec. unsub. notes 3.85s, 2022 (Canada)	65,000	57,485

Boise Cascade Co. company guaranty sr. unsec. notes
6 3/8s, 2020	170,000	175,950

Boise Cascade Co. 144A company guaranty sr. unsec. notes
6 3/8s, 2020	40,000	41,300

Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4 5/8s, 2022 (Germany)	135,000	129,600

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	300,000	313,500

Cemex Finance, LLC 144A company guaranty sr. notes 9 3/8s,
2022 (Mexico)	200,000	219,000

Cemex SAB de CV 144A company guaranty sr. notes 6 1/2s,
2019 (Mexico)	205,000	201,925

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
7 1/8s, 2020	57,000	66,825

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
6 7/8s, 2018	245,000	287,844

CPG Merger Sub LLC 144A company guaranty sr. unsec. unsub.
notes 8s, 2021	40,000	40,800

Cytec Industries, Inc. sr. unsec. unsub. notes 3 1/2s, 2023	195,000	182,404

Dow Chemical Co. (The) sr. unsec. unsub. notes 8.55s, 2019	135,000	172,175

E.I. du Pont de Nemours & Co. sr. notes 3 5/8s, 2021	265,000	273,174

Eastman Chemical Co. sr. unsec. notes 4.8s, 2042	50,000	47,367

Eastman Chemical Co. sr. unsec. notes 3.6s, 2022	40,000	38,910

Eastman Chemical Co. sr. unsec. unsub. notes 2.4s, 2017	170,000	172,450

Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s,
2020 (Canada)	75,000	72,053

Ferro Corp. sr. unsec. notes 7 7/8s, 2018	355,000	372,750

FMC Corp. sr. unsec. unsub. notes 5.2s, 2019	65,000	71,718

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s,
2019 (Australia)	165,000	177,788

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)	340,000	357,000

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec. notes
6 7/8s, 2022 (Australia)	115,000	115,431

FQM Akubra, Inc. 144A company guaranty sr. unsec. notes
7 1/2s, 2021 (Canada)	50,000	51,375

Graphic Packaging International, Inc. company guaranty
sr. unsec. notes 4 3/4s, 2021	195,000	189,150

HD Supply, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2020	315,000	375,638

HD Supply, Inc. 144A sr. unsec. notes 7 1/2s, 2020	185,000	191,706

Hexion U.S. Finance Corp. company guaranty sr. notes
6 5/8s, 2020	145,000	145,000

44 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.0%)* cont.		Principal amount	Value

Basic materials cont.
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty notes 9s, 2020		$130,000	$127,075

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		165,000	170,775

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2021		140,000	155,400

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2020		265,000	291,500

Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4 7/8s, 2020		220,000	208,450

IAMGOLD Corp. 144A company guaranty sr. unsec. notes
6 3/4s, 2020 (Canada)		250,000	218,125

Ineos Finance PLC 144A company guaranty sr. notes 7 1/2s,
2020 (United Kingdom)		170,000	182,750

INEOS Group Holdings, Ltd. company guaranty sr. unsec. notes
Ser. REGS, 7 7/8s, 2016 (Luxembourg)	EUR	107,785	147,303

International Paper Co. sr. unsec. notes 7.95s, 2018		$725,000	899,889

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019		325,000	370,500

Louisiana-Pacific Corp. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020		250,000	270,938

Lubrizol Corp. (The) sr. unsec. notes 8 7/8s, 2019		135,000	179,025

LyondellBasell Industries NV sr. unsec. notes 6s, 2021		895,000	1,021,490

LyondellBasell Industries NV sr. unsec. unsub. notes
5 3/4s, 2024		285,000	318,751

LyondellBasell Industries NV sr. unsec. unsub. notes 5s, 2019		365,000	401,772

Methanex Corp. sr. unsec. unsub. notes 3 1/4s, 2019 (Canada)		19,000	18,683

Momentive Performance Materials, Inc. company guaranty
sr. notes 10s, 2020		30,000	31,313

Momentive Performance Materials, Inc. company guaranty
sr. notes 8 7/8s, 2020		10,000	10,475

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
7s, 2020 (Canada)		135,000	139,050

New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)		65,000	63,096

NOVA Chemicals Corp. 144A sr. notes 5 1/4s, 2023 (Canada)		65,000	65,790

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020		225,000	246,938

Nufarm Australia, Ltd. 144A company guaranty sr. notes 6 3/8s,
2019 (Australia)		75,000	75,750

Orion Engineered Carbons Bondco GmbH 144A company
guaranty sr. notes 9 5/8s, 2018 (Germany)		20,000	22,100

Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s,
2017 (Sweden)		210,000	217,875

Pinnacle Operating Corp. 144A company guaranty
sr. notes 9s, 2020		35,000	35,831

PolyOne Corp. 144A sr. unsec. notes 5 1/4s, 2023		25,000	23,625

PQ Corp. 144A sr. notes 8 3/4s, 2018		170,000	181,475

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. unsub.
notes 3 1/2s, 2020 (Australia)		10,000	9,939

Rock-Tenn Co. company guaranty sr. unsec. unsub.
notes 4.9s, 2022		239,000	247,874

Dynamic Asset Allocation Growth Fund 45

CORPORATE BONDS AND NOTES (11.0%)* cont.		Principal amount	Value

Basic materials cont.
Rock-Tenn Co. company guaranty sr. unsec. unsub. notes
4.45s, 2019		$210,000	$223,170

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
company guaranty sr. unsec. notes 10s, 2020		180,000	200,700

Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty
sr. notes 9s, 2017		175,000	181,125

Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020		155,000	161,588

Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023		135,000	127,575

Smurfit Kappa Treasury company guaranty sr. unsec. unsub.
debs 7 1/2s, 2025 (Ireland)		55,000	59,675

SPCM SA 144A sr. unsec. bonds 6s, 2022 (France)		55,000	55,022

Steel Dynamics, Inc. company guaranty sr. unsec. notes
7 5/8s, 2020		20,000	21,625

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/8s, 2022		40,000	41,400

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2019		50,000	52,125

Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes
5 1/4s, 2023		25,000	23,625

Taminco Global Chemical Corp. 144A sr. notes 9 3/4s,
2020 (Belgium)		300,000	339,000

Tronox Finance, LLC company guaranty sr. unsec. unsub. notes
6 3/8s, 2020		255,000	252,450

USG Corp. sr. unsec. notes 9 3/4s, 2018		175,000	202,563

Weekley Homes, LLC/Weekley Finance Corp. 144A sr. unsec.
notes 6s, 2023		340,000	326,400

Weyerhaeuser Co. sr. unsec. unsub. debs. 7 1/8s, 2023 R		105,000	122,822

Weyerhaeuser Co. sr. unsec. unsub. notes 7 3/8s, 2032 R		355,000	432,378

			15,388,783
Capital goods (0.7%)
ADS Waste Holdings, Inc. 144A sr. notes 8 1/4s, 2020		355,000	374,525

American Axle & Manufacturing, Inc. company guaranty
sr. unsec. notes 7 3/4s, 2019		420,000	465,150

Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s,
2017 (Ireland)	EUR	315,000	454,461

Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc.
144A sr. unsec. notes 7s, 2020 (Ireland)		$200,000	193,000

B/E Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020		75,000	81,750

B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022		175,000	173,250

Berry Plastics Corp. company guaranty notes 9 1/2s, 2018		145,000	156,963

Berry Plastics Corp. company guaranty unsub. notes
9 3/4s, 2021		285,000	329,175

Beverage Packaging Holdings Luxembourg II SA company
guaranty sr. sub. notes Ser. REGS, 9 1/2s, 2017	EUR	130,000	181,806

BOE Merger Corp. 144A sr. unsec. notes 9 1/2s, 2017 ‡‡		$250,000	260,000

Boeing Capital Corp. sr. unsec. unsub. notes 4.7s, 2019		105,000	118,802

Bombardier, Inc. 144A sr. notes 6 1/8s, 2023 (Canada)		130,000	130,000

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)		125,000	141,563

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020		335,000	362,638

46 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.0%)* cont.		Principal amount	Value

Capital goods cont.
Consolidated Container Co. LLC/Consolidated Container
Capital, Inc. 144A company guaranty sr. unsec. notes
10 1/8s, 2020		$35,000	$37,450

Crown Americas LLC/Crown Americas Capital Corp. IV 144A
company guaranty sr. unsec. notes 4 1/2s, 2023		305,000	278,313

Crown Euro Holdings SA 144A sr. notes 7 1/8s, 2018 (France)	EUR	65,000	93,598

Deere & Co. sr. unsec. unsub. notes 2.6s, 2022		$235,000	221,690

Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023		812,000	841,435

Exide Technologies sr. notes 8 5/8s, 2018 (In default) †		225,000	163,125

Gardner Denver, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2021		35,000	34,563

General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 3.6s, 2042		150,000	124,946

General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2 1/4s, 2022		100,000	90,480

GrafTech International, Ltd. company guaranty sr. unsec. notes
6 3/8s, 2020		215,000	217,150

Kratos Defense & Security Solutions, Inc. company guaranty
sr. notes 10s, 2017		175,000	190,313

Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)		805,000	1,009,577

Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes
5 7/8s, 2022		85,000	82,663

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2023		360,000	338,400

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016		420,000	431,550

Polypore International, Inc. company guaranty sr. unsec. notes
7 1/2s, 2017		270,000	286,200

Raytheon Co. sr. unsec. notes 4 7/8s, 2040		65,000	65,507

Rexel SA 144A company guaranty sr. unsec. unsub. notes
6 1/8s, 2019 (France)		200,000	203,500

Reynolds Group Issuer, Inc. Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
7 7/8s, 2019		100,000	109,500

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
5 3/4s, 2020		130,000	130,488

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9 7/8s, 2019		200,000	216,000

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9s, 2019		105,000	110,250

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 8 1/4s, 2021 (New Zealand)		200,000	201,500

Staples, Inc. sr. unsec. unsub. notes 2 3/4s, 2018		195,000	196,871

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
7 3/4s, 2018		110,000	118,250

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020		200,000	217,000

Terex Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020		55,000	57,750

Dynamic Asset Allocation Growth Fund 47

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Capital goods cont.
Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021	$325,000	$328,656

Thermadyne Holdings Corp. company guaranty
sr. notes 9s, 2017	290,000	312,475

Titan International, Inc. 144A company guaranty sr. bonds
6 7/8s, 2020	110,000	110,825

TransDigm, Inc. company guaranty unsec. sub. notes
7 3/4s, 2018	285,000	303,525

TransDigm, Inc. 144A sr. unsec. sub. notes 7 1/2s, 2021	55,000	59,125

Triumph Group, Inc. unsec. sub. FRN notes 4 7/8s, 2021	180,000	173,250

United Technologies Corp. sr. unsec. unsub. notes 4 1/2s, 2042	130,000	126,282

United Technologies Corp. sr. unsec. unsub. notes 3.1s, 2022	265,000	260,690

		11,165,980
Communication services (1.3%)
Adelphia Communications Corp. escrow bonds zero %, 2014	200,000	1,500

America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 6 1/8s, 2040 (Mexico)	140,000	146,276

America Movil SAB de CV company guaranty unsec. unsub.
notes 2 3/8s, 2016 (Mexico)	200,000	203,405

American Tower Corp. sr. unsec. notes 7s, 2017 R	210,000	241,774

AT&T, Inc. sr. unsec. bonds 6.55s, 2039	205,000	227,852

AT&T, Inc. sr. unsec. unsub. notes 6.3s, 2038	125,000	135,096

AT&T, Inc. sr. unsec. unsub. notes 4.35s, 2045	334,000	275,699

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	525,000	602,438

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	80,000	89,200

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	150,000	168,000

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021	185,000	188,700

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022	110,000	101,475

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 7 3/8s, 2020	150,000	162,000

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 6 5/8s, 2022	165,000	167,475

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 5 1/8s, 2023	85,000	78,413

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019	235,000	247,925

CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	50,000	48,813

Cincinnati Bell, Inc. company guaranty sr. unsec. notes
8 3/8s, 2020	40,000	42,300

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2017	95,000	98,990

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	360,000	376,650

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95s, 2037	333,000	418,968

Comcast Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2035	35,000	42,018

Corning, Inc. sr. unsec. unsub. notes 5 3/4s, 2040	150,000	166,000

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019	100,000	107,250

48 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Communication services cont.
Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023	$170,000	$156,400

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	145,000	155,150

CyrusOne LP/CyrusOne Finance Corp. company guaranty
sr. unsec. notes 6 3/8s, 2022	80,000	79,400

Deutsche Telekom International Finance BV company guaranty
8 3/4s, 2030 (Netherlands)	195,000	270,209

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	225,000	233,156

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	390,000	444,600

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021	165,000	173,456

Equinix, Inc. sr. unsec. notes 7s, 2021	120,000	128,100

Frontier Communications Corp. sr. unsec. notes 9 1/4s, 2021	80,000	91,600

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020	305,000	337,025

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018	115,000	127,075

Frontier Communications Corp. sr. unsec. unsub. notes
7 5/8s, 2024	60,000	60,000

Hughes Satellite Systems Corp. company guaranty sr. notes
6 1/2s, 2019	290,000	306,675

Hughes Satellite Systems Corp. company guaranty sr. unsec.
notes 7 5/8s, 2021	320,000	344,800

Inmarsat Finance PLC 144A company guaranty sr. notes 7 3/8s,
2017 (United Kingdom)	130,000	136,175

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)	210,000	226,800

Intelsat Jackson Holdings SA 144A sr. unsec. notes 6 5/8s,
2022 (Bermuda)	105,000	104,213

Intelsat Luxembourg SA 144A company guaranty sr. unsec.
notes 8 1/8s, 2023 (Luxembourg)	430,000	453,650

Intelsat Luxembourg SA 144A sr. unsec. notes 7 3/4s,
2021 (Luxembourg)	530,000	548,550

Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	90,000	115,156

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 9 3/8s, 2019	185,000	203,963

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 5/8s, 2020	185,000	202,113

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019	45,000	48,150

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2020	210,000	212,100

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. unsub. notes
7 1/4s, 2022	125,000	130,625

MetroPCS Wireless, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 5/8s, 2023	290,000	290,725

MetroPCS Wireless, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 1/4s, 2021	250,000	251,250

NII Capital Corp. company guaranty sr. unsec. unsub. notes
7 5/8s, 2021 (Mexico)	230,000	163,300

NII International Telecom Sarl 144A company guaranty sr. unsec.
notes 11 3/8s, 2019 (Luxembourg)	65,000	67,275

NII International Telecom Sarl 144A company guaranty sr. unsec.
notes 7 7/8s, 2019 (Luxembourg)	185,000	167,888

Dynamic Asset Allocation Growth Fund 49

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Communication services cont.
Orange sr. unsec. unsub. notes 4 1/8s, 2021 (France)	$132,000	$132,957

PAETEC Holding Corp. company guaranty sr. unsec. notes
9 7/8s, 2018	230,000	255,875

Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s,
2023 (Canada)	160,000	150,800

Qwest Corp. sr. unsec. notes 6 3/4s, 2021	678,000	729,957

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	85,000	95,069

Rogers Communications, Inc. company guaranty sr. unsec.
bonds 8 3/4s, 2032 (Canada)	225,000	291,226

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019	13,000	14,040

SBA Telecommunications, Inc. notes 5 3/4s, 2020	70,000	69,475

SBA Tower Trust 144A notes 2.933s, 2017	610,000	617,412

SES 144A company guaranty sr. unsec. notes 3.6s,
2023 (France)	222,000	208,821

Sprint Capital Corp. company guaranty 6 7/8s, 2028	965,000	861,263

Sprint Corp. 144A company guaranty sr. unsec. notes
7 7/8s, 2023	440,000	448,800

Sprint Corp. 144A company guaranty sr. unsec. notes
7 1/4s, 2021	180,000	181,800

Sprint Nextel Corp. sr. notes 8 3/8s, 2017	225,000	254,250

Sprint Nextel Corp. sr. unsec. unsub. notes 9 1/8s, 2017	205,000	235,750

Sprint Nextel Corp. sr. unsec. unsub. notes 7s, 2020	125,000	126,875

Sprint Nextel Corp. 144A company guaranty sr. unsec.
notes 9s, 2018	485,000	568,663

T-Mobile USA, Inc. 144A sr. unsec. notes 5 1/4s, 2018	85,000	86,488

TCI Communications, Inc. sr. unsec. unsub. notes 7 1/8s, 2028	205,000	259,782

Telefonica Emisiones SAU company guaranty sr. unsec. notes
4.57s, 2023 (Spain)	570,000	546,617

Telefonica Emisiones SAU company guaranty sr. unsec. unsub.
notes 3.192s, 2018 (Spain)	240,000	236,806

Time Warner Cable, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2039	105,000	97,846

Time Warner Entertainment Co., LP company guaranty
sr. unsec. bonds 8 3/8s, 2033	688,000	750,039

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
144A company guaranty sr. notes 7 1/2s, 2019 (Germany)	150,000	162,480

Verizon Communications, Inc. sr. unsec. unsub. notes 6.4s, 2033	1,120,000	1,245,085

Verizon Communications, Inc. sr. unsec. unsub. notes
4 1/2s, 2020	195,000	208,335

Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)	260,000	247,000

West Corp. company guaranty sr. unsec. notes 8 5/8s, 2018	85,000	92,438

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	155,000	167,013

Wind Acquisition Finance SA 144A company guaranty sr. notes
7 1/4s, 2018 (Luxembourg)	360,000	372,600

Wind Acquisition Finance SA 144A sr. notes 11 3/4s,
2017 (Luxembourg)	400,000	425,000

Windstream Holdings, Inc. company guaranty sr. unsec. notes
6 3/8s, 2023	110,000	100,650

50 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Communication services cont.
Windstream Holdings, Inc. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2018	$85,000	$91,375

Windstream Holdings, Inc. company guaranty sr. unsec. unsub.
notes 7 7/8s, 2017	385,000	429,275

Windstream Holdings, Inc. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2021	160,000	165,200

		21,494,858
Consumer cyclicals (1.7%)
Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019	35,000	39,113

AMC Entertainment, Inc. company guaranty sr. sub. notes
9 3/4s, 2020	270,000	307,800

American Media, Inc. 144A notes 13 1/2s, 2018	11,246	11,808

Autonation, Inc. company guaranty sr. unsec. notes
6 3/4s, 2018	90,000	101,813

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	70,000	72,888

Beazer Homes USA, Inc. company guaranty sr. notes
6 5/8s, 2018	120,000	126,000

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
8 1/8s, 2016	105,000	114,975

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
7 1/4s, 2023	105,000	100,800

Bon-Ton Department Stores, Inc. (The) company guaranty notes
10 5/8s, 2017	121,000	121,000

Bon-Ton Department Stores, Inc. (The) company guaranty
notes 8s, 2021	90,000	84,150

Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6 1/2s, 2020 (Canada)	265,000	266,325

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6 1/8s,
2022 (Canada)	125,000	122,612

Building Materials Corp. 144A company guaranty sr. notes
7 1/2s, 2020	240,000	259,200

Building Materials Corp. 144A sr. notes 7s, 2020	95,000	102,125

Building Materials Corp. 144A sr. notes 6 3/4s, 2021	95,000	102,125

Burlington Coat Factory Warehouse Corp. company guaranty
sr. unsec. notes 10s, 2019	205,000	228,063

Burlington Holdings, LLC/Burlington Holding Finance, Inc. 144A
sr. unsec. notes 9s, 2018 ‡‡	75,000	77,063

Caesars Entertainment Operating Co., Inc. sr. notes
11 1/4s, 2017	350,000	355,250

Caesars Entertainment Operating Co., Inc. company guaranty
sr. notes 9s, 2020	855,000	804,769

CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	100,000	121,216

CCM Merger, Inc. 144A company guaranty sr. unsec. notes
9 1/8s, 2019	175,000	182,875

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 9 1/8s, 2018	45,000	49,331

Dynamic Asset Allocation Growth Fund	51

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. 144A company guaranty sr. unsec. notes 5 1/4s, 2021	$120,000	$114,600

Choice Hotels International, Inc. company guaranty sr. unsec.
unsub. notes 5.7s, 2020	160,000	165,200

Chrysler Group, LLC/CG Co-Issuer, Inc. company guaranty notes
8 1/4s, 2021	175,000	196,000

Cinemark USA, Inc. company guaranty sr. unsec. notes
4 7/8s, 2023	30,000	27,600

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021	125,000	135,000

CityCenter Holdings LLC/CityCenter Finance Corp. company
guaranty notes 10 3/4s, 2017 ‡‡	413,162	443,116

Clear Channel Communications, Inc. company guaranty
sr. notes 9s, 2021	275,000	266,063

Clear Channel Communications, Inc. company guaranty
sr. unsec. unsub. notes 9s, 2019	250,000	245,000

Clear Channel Worldwide Holdings, Inc. company guaranty
sr. unsec. notes 7 5/8s, 2020	375,000	386,250

CST Brands, Inc. 144A company guaranty sr. unsec.
notes 5s, 2023	290,000	273,325

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019	190,000	197,125

D.R. Horton, Inc. company guaranty sr. unsec. FRN notes
5 3/4s, 2023	45,000	45,450

DH Services Luxembourg Sarl 144A company guaranty
sr. unsec. notes 7 3/4s, 2020 (Luxembourg)	265,000	275,600

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 6.35s, 2040	49,000	48,246

Entercom Radio, LLC company guaranty sr. unsec. sub. notes
10 1/2s, 2019	245,000	278,075

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.95s, 2020	395,000	412,887

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R	167,000	179,734

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R	370,000	390,350

FelCor Lodging LP company guaranty sr. notes 5 5/8s, 2023 R	60,000	56,025

Ford Motor Co. sr. unsec. unsub. bonds 7.7s, 2097	146,000	160,699

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	210,000	251,290

Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020	825,000	1,025,459

Gannett Co., Inc. 144A company guaranty sr. unsec. notes
5 1/8s, 2019	155,000	153,450

Gannett Co., Inc. 144A company guaranty sr. unsec. notes
5 1/8s, 2020	115,000	112,700

General Motors Co. 144A sr. unsec. notes 6 1/4s, 2043	80,000	78,800

General Motors Financial Co., Inc. 144A sr. unsec. notes
4 1/4s, 2023	85,000	77,669

General Motors Financial Co., Inc. 144A sr. unsec. notes
3 1/4s, 2018	222,000	215,895

General Motors Financial Co., Inc. 144A sr. unsec. notes
2 3/4s, 2016	318,000	317,205

Gibson Brands, Inc. 144A sr. unsec. notes 8 7/8s, 2018	165,000	167,475

52 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.0%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Gray Television, Inc. company guaranty sr. unsec. notes
7 1/2s, 2020		$160,000	$166,400

Great Canadian Gaming Corp. 144A company guaranty
sr. unsec. notes 6 5/8s, 2022 (Canada)	CAD	325,000	321,144

Griffey Intermediate, Inc. /Griffey Finance Sub LLC 144A
sr. notes 7s, 2020		$205,000	153,750

Grupo Televisa SAB sr. unsec. unsub. notes 6 5/8s,
2025 (Mexico)		460,000	529,926

Hanesbrands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020		190,000	204,725

Home Depot, Inc. (The) sr. unsec. unsub. notes 5.4s, 2016		170,000	188,576

Host Hotels & Resorts LP company guaranty sr. unsec. unsub.
notes Ser. Q, 6 3/4s, 2016 R		21,000	21,305

Host Hotels & Resorts LP sr. unsec. unsub. notes 6s, 2021 R		89,000	97,123

Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R		41,000	42,557

Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021 R		220,000	219,837

Hyatt Hotels Corp. sr. unsec. unsub. notes 3 3/8s, 2023		50,000	46,723

Igloo Holdings Corp. 144A sr. unsec. unsub. notes
8 1/4s, 2017 ‡‡		300,000	308,250

Interactive Data Corp. company guaranty sr. unsec. notes
10 1/4s, 2018		195,000	215,963

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5 7/8s, 2021		130,000	121,875

Isle of Capri Casinos, Inc. company guaranty sr. unsec. sub.
notes 8 7/8s, 2020		160,000	166,400

Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2019		205,000	215,250

Jeld-Wen Escrow Corp. 144A sr. notes 12 1/4s, 2017		280,000	318,500

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡		95,000	97,613

Johnson Controls, Inc. sr. unsec. notes 5.7s, 2041		35,000	36,948

K Hovnanian Enterprises, Inc. 144A sr. notes 7 1/4s, 2020		140,000	147,350

L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021		270,000	292,275

L Brands, Inc. sr. notes 5 5/8s, 2022		105,000	107,625

Lamar Media Corp. company guaranty sr. sub. notes
5 7/8s, 2022		165,000	165,000

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2023		250,000	257,188

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022		85,000	78,200

Liberty Interactive, LLC sr. unsec. unsub. notes 8 1/4s, 2030		195,000	204,750

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018		380,000	408,500

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 6.9s, 2029		275,000	314,740

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 5.9s, 2016		104,000	117,647

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5 1/8s, 2042		220,000	209,946

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 4.3s, 2043		178,000	150,422

Dynamic Asset Allocation Growth Fund	53

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
3 7/8s, 2022	$70,000	$69,301

Marriott International, Inc. sr. unsec. unsub. notes 3s, 2019	695,000	701,875

Masonite International Corp., 144A company guaranty sr. notes
8 1/4s, 2021 (Canada)	275,000	301,813

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)	175,000	171,938

MGM Resorts International company guaranty sr. unsec. notes
7 5/8s, 2017	215,000	240,263

MGM Resorts International company guaranty sr. unsec. notes
6 7/8s, 2016	95,000	103,313

MGM Resorts International company guaranty sr. unsec. notes
6 3/4s, 2020	150,000	157,500

MGM Resorts International company guaranty sr. unsec. unsub.
notes 8 5/8s, 2019	145,000	166,750

MGM Resorts International company guaranty sr. unsec. unsub.
notes 7 3/4s, 2022	135,000	146,813

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6 5/8s, 2021	50,000	51,625

Michaels FinCo Holdings, LLC/Michaels FinCo, Inc. 144A sr.
unsec. notes 7 1/2s, 2018 ‡‡	175,000	176,750

Michaels Stores, Inc. company guaranty notes 11 3/8s, 2016	117,000	120,072

MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019	666,616	731,611

Navistar International Corp. sr. notes 8 1/4s, 2021	342,000	347,130

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019	275,000	280,500

Neiman-Marcus Group, Inc. (The) company guaranty sr. notes
7 1/8s, 2028	180,000	177,300

New Academy Finance Co., LLC/New Academy Finance Corp.
144A sr. unsec. notes 8s, 2018 ‡‡	175,000	178,938

News America Holdings, Inc. debs. 7 3/4s, 2045	210,000	257,098

News America, Inc. company guaranty sr. unsec. unsub.
notes 6.2s, 2034	15,000	16,240

Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 7/8s, 2020	110,000	111,925

Nielsen Co. Luxembourg SARL (The) 144A company guaranty
sr. unsec. notes 5 1/2s, 2021 (Luxembourg)	70,000	70,175

Nielsen Finance, LLC/Nielsen Finance Co. company guaranty
sr. unsec. notes 4 1/2s, 2020	95,000	91,438

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	280,000	307,300

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	75,000	81,563

O’Reilly Automotive, Inc. company guaranty sr. unsec. unsub.
notes 3.85s, 2023	55,000	53,660

Owens Corning company guaranty sr. unsec. notes 9s, 2019	113,000	136,448

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/4s, 2022	195,000	191,100

PETCO Animal Supplies, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	145,000	155,513

Petco Holdings, Inc. 144A sr. unsec. notes 8 1/2s, 2017 ‡‡	125,000	126,563

Pitney Bowes, Inc. sr. unsec. unsub. notes Ser. MTN,
5 1/4s, 2037	155,000	163,040

54 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Pulte Group, Inc. company guaranty sr. unsec. notes
7 5/8s, 2017	$285,000	$319,913

Pulte Group, Inc. company guaranty sr. unsec. unsub. notes
7 7/8s, 2032	195,000	196,950

Quiksilver, Inc./QS Wholesale, Inc. 144A company guaranty
sr. unsec. notes 7 7/8s, 2018	25,000	26,250

Quiksilver, Inc./QS Wholesale, Inc. 144A sr. unsec.
notes 10s, 2020	25,000	26,313

Realogy Corp. 144A company guaranty sr. notes 9s, 2020	55,000	63,938

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019	80,000	87,400

Realogy Corp. 144A company guaranty sr. notes 7 5/8s, 2020	55,000	61,325

Regal Entertainment Group company guaranty sr. unsec. notes
9 1/8s, 2018	149,000	164,645

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023	95,000	89,300

Rent-A-Center, Inc. 144A sr. unsec. notes 4 3/4s, 2021	145,000	134,125

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 9 1/2s, 2019	180,000	196,200

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018	295,000	326,713

RSI Home Products, Inc. 144A company guaranty notes
6 7/8s, 2018	110,000	113,575

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016	330,000	359,700

Sabre, Inc. 144A sr. notes 8 1/2s, 2019	220,000	237,050

Schaeffler Finance BV 144A company guaranty sr. notes 8 1/2s,
2019 (Netherlands)	200,000	224,000

Sinclair Television Group, Inc. company guaranty sr. unsec. notes
5 3/8s, 2021	85,000	80,750

Sinclair Television Group, Inc. sr. unsec. notes 6 1/8s, 2022	90,000	89,325

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
notes 6 3/8s, 2021 ##	85,000	84,788

Sirius XM Radio, Inc. 144A sr. unsec. bonds 5 7/8s, 2020	245,000	246,838

Sirius XM Radio, Inc. 144A sr. unsec. notes 5 1/4s, 2022	55,000	53,075

Six Flags Entertainment Corp. 144A company guaranty
sr. unsec. unsub. notes 5 1/4s, 2021	220,000	209,550

Spectrum Brands Escrow Corp. 144A sr. unsec. notes
6 5/8s, 2022	10,000	10,375

Spectrum Brands Escrow Corp. 144A sr. unsec. notes
6 3/8s, 2020	15,000	15,675

Spectrum Brands, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2020	200,000	212,500

Standard Pacific Corp. company guaranty sr. unsec. notes
6 1/4s, 2021	85,000	85,000

Stanley Black & Decker, Inc. company guaranty sr. unsec. unsub.
notes 2.9s, 2022	255,000	239,816

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	100,000	95,500

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 7 3/4s, 2020	47,000	50,995

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 1/4s, 2021	85,000	79,900

Dynamic Asset Allocation Growth Fund	55

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A sr. notes 7 3/4s, 2020	$245,000	$267,663

Time Warner, Inc. company guaranty sr. unsec. notes
3.15s, 2015	30,000	31,227

TJX Cos., Inc. sr. unsec. notes 2 1/2s, 2023	130,000	120,193

Travelport, LLC company guaranty sr. unsec. sub. notes
11 7/8s, 2016	50,000	49,250

Travelport, LLC/Travelport Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 13 7/8s, 2016 ‡‡	190,075	197,678

TRW Automotive, Inc. 144A company guaranty sr. notes
7 1/4s, 2017	100,000	114,500

TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4 1/2s, 2021	60,000	60,300

TRW Automotive, Inc. 144A company guaranty sr. unsec.
unsub. notes 7s, 2014	330,000	337,425

Univision Communications, Inc. 144A company guaranty
sr. unsec. notes 8 1/2s, 2021	275,000	301,125

Viacom, Inc. sr. unsec. unsub. notes 4 1/2s, 2021	210,000	219,173

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6 1/2s, 2037	540,000	670,276

Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021	80,000	78,072

Walt Disney Co. (The) sr. unsec. unsub. notes 4 3/8s, 2041	30,000	28,795

		28,916,813
Consumer staples (0.7%)
Affinion Group, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018	315,000	249,638

Affinion Group, Inc. company guaranty sr. unsec. sub. notes
11 1/2s, 2015	95,000	82,650

Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018	51,000	67,423

Altria Group, Inc. company guaranty sr. unsec. notes
9 1/4s, 2019	7,000	9,244

Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.85s, 2022	255,000	232,472

Anheuser-Busch InBev Worldwide, Inc. company guaranty
unsec. unsub. notes 5 3/8s, 2020	315,000	362,064

Ashtead Capital, Inc. 144A company guaranty sr. notes
6 1/2s, 2022	105,000	111,563

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 9 3/4s, 2020	80,000	92,200

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 8 1/4s, 2019	65,000	70,525

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2023	90,000	83,250

B&G Foods, Inc. company guaranty sr. unsec. notes
4 5/8s, 2021	125,000	118,750

Bunge Ltd., Finance Corp. company guaranty sr. unsec. notes
8 1/2s, 2019	13,000	16,187

Bunge Ltd., Finance Corp. company guaranty unsec. unsub.
notes 4.1s, 2016	122,000	128,957

Burger King Corp. company guaranty sr. unsec. notes
9 7/8s, 2018	180,000	202,050

Cargill, Inc. 144A sr. unsec. notes 4.1s, 2042	185,000	163,674

56 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.0%)* cont.		Principal amount	Value

Consumer staples cont.
Carrols Restaurant Group, Inc. company guaranty sr. notes
11 1/4s, 2018		$70,000	$78,750

Claire’s Stores, Inc. company guaranty sr. notes 8 7/8s, 2019		240,000	256,800

Claire’s Stores, Inc. 144A company guaranty sr. notes
6 1/8s, 2020		60,000	59,400

Claire’s Stores, Inc. 144A sr. notes 9s, 2019		280,000	310,100

Constellation Brands, Inc. company guaranty sr. unsec. notes
4 1/4s, 2023		60,000	54,900

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016		350,000	398,125

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022		110,000	117,150

Corrections Corp. of America company guaranty sr. unsec. notes
4 1/8s, 2020 R		50,000	47,375

Corrections Corp. of America company guaranty sr. unsec. notes
4 5/8s, 2023 R		60,000	55,875

Darden Restaurants, Inc. sr. unsec. unsub. notes 6.8s, 2037		205,000	217,022

Dave & Buster’s, Inc. company guaranty sr. unsec. unsub.
notes 11s, 2018		295,000	325,975

Dean Foods Co. company guaranty sr. unsec. unsub. notes
9 3/4s, 2018		35,000	39,638

Dean Foods Co. company guaranty sr. unsec. unsub.
notes 7s, 2016		290,000	319,725

Delhaize Group company guaranty sr. unsec. notes 5.7s,
2040 (Belgium)		615,000	600,766

Delhaize Group company guaranty sr. unsec. notes 4 1/8s,
2019 (Belgium)		125,000	130,359

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018		285,000	317,063

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021		240,000	256,800

Erac USA Finance, LLC 144A unsec. sub. notes 7s, 2037		145,000	171,807

ESAL GmbH 144A company guaranty sr. unsec. notes 6 1/4s,
2023 (Brazil)		200,000	176,076

Hawk Acquisition Sub, Inc. 144A sr. notes 4 1/4s, 2020		275,000	262,281

Hertz Corp. (The) company guaranty sr. unsec. notes
7 1/2s, 2018		100,000	107,750

Hertz Corp. (The) company guaranty sr. unsec. notes
6 1/4s, 2022		120,000	123,900

Hertz Corp. (The) company guaranty sr. unsec. notes
5 7/8s, 2020		105,000	108,150

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s,
2015 (Netherlands)	EUR	250,000	354,413

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)		$65,000	64,350

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8 1/4s, 2020 (Brazil)		85,000	89,463

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. bonds
7 1/4s, 2021 (Brazil)		55,000	54,725

Kerry Group Financial Services 144A company guaranty
sr. unsec. notes 3.2s, 2023 (Ireland)		487,000	449,578

Kraft Foods Group, Inc. sr. unsec. unsub. notes 6 1/2s, 2040		180,000	211,819

Kraft Foods Group, Inc. sr. unsec. unsub. notes 5s, 2042		40,000	39,625

Dynamic Asset Allocation Growth Fund	57

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Consumer staples cont.
Kroger Co. (The) company guaranty sr. unsec. unsub.
notes 6.4s, 2017	$74,000	$85,281

Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018	130,000	136,175

Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020	420,000	444,150

Libbey Glass, Inc. company guaranty sr. notes 6 7/8s, 2020	301,000	320,565

McDonald’s Corp. sr. unsec. bonds 6.3s, 2037	56,000	69,919

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	174,000	202,391

Molson Coors Brewing Co. company guaranty sr. unsec. unsub.
notes 5s, 2042	135,000	131,550

Mondelez International, Inc. sr. unsec. notes 6 1/2s, 2017	20,000	23,259

PepsiCo, Inc. sr. unsec. notes 7.9s, 2018	185,000	235,502

Post Holdings, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022	115,000	120,894

Post Holdings, Inc. 144A sr. unsec. unsub. notes 7 3/8s, 2022	25,000	26,281

Prestige Brands, Inc. company guaranty sr. unsec. notes
8 1/4s, 2018	315,000	334,688

Revlon Consumer Products Corp. 144A company guaranty
sr. unsec. notes 5 3/4s, 2021	280,000	269,500

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/4s, 2020	210,000	238,350

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020	80,000	89,400

SABMiller Holdings, Inc. 144A company guaranty sr. unsec.
notes 4.95s, 2042	250,000	249,154

Smithfield Foods, Inc. sr. unsec. unsub. notes 6 5/8s, 2022	185,000	191,475

Sun Merger Sub, Inc. 144A company guaranty sr. unsec. sub.
notes 5 7/8s, 2021	50,000	50,625

Sun Merger Sub, Inc. 144A sr. unsec. notes 5 1/4s, 2018	35,000	35,788

Tyson Foods, Inc. company guaranty sr. unsec. unsub.
notes 6.6s, 2016	355,000	398,013

United Rentals North America, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2022	160,000	174,000

United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2019	275,000	308,000

Wells Enterprises, Inc. 144A sr. notes 6 3/4s, 2020	70,000	71,400

WPP Finance UK company guaranty sr. unsec. notes 8s, 2014
(United Kingdom)	110,000	117,259

		12,114,026
Energy (1.5%)
Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2021	100,000	102,750

Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2022	80,000	82,200

Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 4 7/8s, 2023	335,000	314,900

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6 1/4s, 2021	190,000	157,225

Anadarko Finance Co. company guaranty sr. unsec. unsub.
notes Ser. B, 7 1/2s, 2031	410,000	511,118

Anadarko Petroleum Corp. sr. notes 5.95s, 2016	93,000	104,399

Apache Corp. sr. unsec. unsub notes 3 1/4s, 2022	170,000	166,429

58 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.0%)* cont.		Principal amount	Value

Energy cont.
Apache Corp. sr. unsec. unsub. notes 5.1s, 2040		$15,000	$14,841

Athlon Holdings LP/Athlon Finance Corp. 144A company
guaranty sr. unsec. notes 7 3/8s, 2021		257,000	262,140

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020		125,000	130,938

Aurora USA Oil & Gas Inc., 144A sr. notes 9 7/8s, 2017		195,000	207,188

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 3.2s, 2016 (United Kingdom)		430,000	452,170

Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.7s,
2017 (Canada)		300,000	339,212

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018		390,000	425,100

Chaparral Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2020		200,000	225,000

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021		230,000	242,650

Chesapeake Energy Corp. company guaranty notes
6 1/2s, 2017		95,000	104,738

Chesapeake Energy Corp. company guaranty sr. unsec. bonds
6 1/4s, 2017	EUR	50,000	72,378

Chesapeake Energy Corp. company guaranty sr. unsec. notes
5 3/4s, 2023		$60,000	60,150

Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield
Finance, Inc. company guaranty sr. unsec. unsub. notes
6 5/8s, 2019		255,000	259,463

Concho Resources, Inc. company guaranty sr. unsec. notes
6 1/2s, 2022		275,000	292,875

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023		135,000	132,975

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022		110,000	109,725

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)		105,000	75,075

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020		530,000	568,425

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8s, 2017		310,000	329,375

Continental Resources, Inc. company guaranty sr. unsec.
notes 5s, 2022		430,000	432,688

Continental Resources, Inc. company guaranty sr. unsec. notes
4 1/2s, 2023		245,000	240,100

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018		325,000	345,313

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 7 1/8s, 2022		80,000	82,200

CrownRock LP/CrownRock Finance, Inc. 144A sr. unsec. notes
7 1/8s, 2021		125,000	122,500

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2020		339,000	371,205

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2021		50,000	52,875

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018		545,000	519,113

Dynamic Asset Allocation Growth Fund 59

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Energy cont.
Forbes Energy Services Ltd. company guaranty sr. unsec.
notes 9s, 2019	$185,000	$185,925

Forum Energy Technologies, Inc. 144A sr. unsec. notes
6 1/4s, 2021	180,000	181,350

FTS International Services, LLC/FTS International Bonds, Inc.
144A company guaranty sr. unsec. unsub. notes 8 1/8s, 2018	201,000	218,085

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes
8.146s, 2018 (Russia)	158,000	184,612

Gazprom OAO Via White Nights Finance BV notes 10 1/2s,
2014 (Russia)	1,000,000	1,042,450

Goodrich Petroleum Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2019	420,000	436,800

Gulfport Energy Corp. 144A company guaranty sr. unsec. notes
7 3/4s, 2020	290,000	303,050

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 9 3/4s, 2020	65,000	68,738

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2021	535,000	548,375

Hercules Offshore, Inc. 144A company guaranty sr. notes
7 1/8s, 2017	20,000	21,275

Hercules Offshore, Inc. 144A company guaranty sr. unsec. notes
7 1/2s, 2021	80,000	80,200

Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017	245,000	259,394

Hercules Offshore, Inc. 144A sr. unsec. notes 8 3/4s, 2021	85,000	91,163

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	80,000	96,019

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. notes 7 1/4s, 2020	130,000	135,525

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2031	60,000	75,708

Key Energy Services, Inc. company guaranty unsec. unsub.
notes 6 3/4s, 2021	300,000	297,000

Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019	375,000	409,688

Kodiak Oil & Gas Corp. 144A sr. unsec. unsub. notes
5 1/2s, 2022	45,000	43,875

Laredo Petroleum, Inc. company guaranty sr. unsec. unsub.
notes 9 1/2s, 2019	355,000	394,050

Linn Energy LLC/Linn Energy Finance Corp. 144A company
guaranty sr. unsec. notes 6 3/4s, 2019	480,000	452,400

Lone Pine Resources Canada, Ltd. company guaranty sr. unsec.
notes 10 3/8s, 2017 (Canada) (In default) †	100,000	58,000

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 1/2s, 2021 (Canada)	175,000	176,313

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 3/8s, 2023 (Canada)	110,000	107,250

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016
(In default) †	275,000	207,625

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	210,000	207,375

Noble Holding International, Ltd. company guaranty sr. unsec.
notes 6.05s, 2041	245,000	244,564

60 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Energy cont.
Northern Oil and Gas, Inc. company guaranty sr. unsec.
notes 8s, 2020	$270,000	$270,675

Oasis Petroleum, Inc. company guaranty sr. unsec. notes
6 7/8s, 2023	135,000	143,438

Oasis Petroleum, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2022	195,000	205,725

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/2s, 2019 (Cayman Islands)	245,000	257,507

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/8s, 2023 (Cayman Islands)	180,000	175,500

Peabody Energy Corp. company guaranty sr. unsec. notes
7 3/8s, 2016	190,000	212,325

Peabody Energy Corp. company guaranty sr. unsec. unsub.
notes 6s, 2018	190,000	189,525

PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)	410,000	397,700

Petrohawk Energy Corp. company guaranty sr. unsec. notes
7 1/4s, 2018	215,000	233,275

Petroleos de Venezuela SA sr. unsec. notes 4.9s,
2014 (Venezuela)	1,920,000	1,820,794

Plains Exploration & Production Co. company guaranty
sr. unsec. notes 6 3/4s, 2022	965,000	1,032,828

Range Resources Corp. company guaranty sr. sub. notes
6 3/4s, 2020	115,000	123,913

Range Resources Corp. company guaranty sr. unsec. sub.
notes 5s, 2022	95,000	91,913

Rosetta Resources, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018	315,000	339,413

Rosetta Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 5/8s, 2021	70,000	66,500

Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016	995,000	1,094,500

Sabine Pass LNG LP 144A sr. notes 6 1/2s, 2020	95,000	96,425

Samson Investment Co. 144A sr. unsec. notes 10 1/4s, 2020	515,000	545,900

SandRidge Energy, Inc. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2021	95,000	95,950

Seven Generations Energy Ltd. 144A sr. unsec. notes 8 1/4s,
2020 (Canada)	80,000	83,008

Shelf Drilling Holdings Ltd. 144A sr. notes 8 5/8s, 2018	205,000	217,813

Shell International Finance BV company guaranty sr. unsec.
notes 3.1s, 2015 (Netherlands)	270,000	281,938

SM Energy Co. sr. unsec. notes 6 5/8s, 2019	125,000	130,000

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	105,000	109,200

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	40,000	40,700

Statoil ASA company guaranty sr. unsec. notes 5.1s,
2040 (Norway)	110,000	115,598

Trinidad Drilling, Ltd. 144A sr. unsec. notes 7 7/8s,
2019 (Canada)	55,000	58,025

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	210,000	215,250

Weatherford Bermuda company guaranty sr. unsec. notes
9 7/8s, 2039 (Bermuda)	685,000	924,271

Dynamic Asset Allocation Growth Fund	61

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Energy cont.
Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021	$245,000	$248,675

Whiting Petroleum Corp. 144A company guaranty sr. unsec.
unsub. notes 5 3/4s, 2021	215,000	219,838

Williams Cos., Inc. (The) notes 7 3/4s, 2031	16,000	18,134

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	43,000	51,281

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	85,000	86,169

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	320,000	337,600

		24,967,548
Financials (2.1%)
Abbey National Treasury Services PLC/London bank guaranty
sr. unsec. unsub. notes FRN 1.844s, 2014 (United Kingdom)	135,000	136,042

ABN Amro Bank NV 144A sr. unsec. notes 4 1/4s,
2017 (Netherlands)	890,000	950,796

Aflac, Inc. sr. unsec. notes 8 1/2s, 2019	495,000	639,792

Aflac, Inc. sr. unsec. notes 6.9s, 2039	220,000	272,362

Air Lease Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2020	110,000	108,350

Air Lease Corp. sr. unsec. notes 5 5/8s, 2017	210,000	223,650

Allegion US Holding Co., Inc. 144A company guaranty sr. unsec.
notes 5 3/4s, 2021	60,000	60,750

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	210,000	224,563

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8.3s, 2015	160,000	172,400

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8s, 2020	145,000	166,750

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020	140,000	157,325

Ally Financial, Inc. unsec. sub. notes 8s, 2018	155,000	174,375

American International Group, Inc. jr. sub. FRB bonds
8.175s, 2068	412,000	482,246

American International Group, Inc. sr. unsec. Ser. MTN,
5.85s, 2018	437,000	497,632

Associates Corp. of North America sr. unsec. notes 6.95s, 2018	209,000	248,263

AXA SA 144A jr. unsec. sub. FRN notes 6.463s, perpetual
maturity (France)	425,000	423,938

AXA SA 144A jr. unsec. sub. FRN notes 6.379s, perpetual
maturity (France)	305,000	293,181

Banco del Estado de Chile 144A sr. unsec. notes 2s, 2017 (Chile)	185,000	180,187

Bank of America Corp. sr. unsec. notes 5 3/4s, 2017	60,000	67,685

Bank of New York Mellon Corp. (The) sr. unsec. unsub. notes
1.969s, 2017	270,000	273,464

Bank of New York Mellon Corp. (The) 144A sr. unsec. notes
Ser. MTN, 2 1/2s, 2016	20,000	20,678

Barclays Bank PLC 144A sub. notes 10.179s, 2021
(United Kingdom)	588,000	761,589

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017
(United Kingdom)	100,000	111,079

BBVA International Preferred SAU bank guaranty jr. unsec. sub.
FRN notes 5.919s, perpetual maturity (Spain)	525,000	472,500

Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes 5.7s, 2014	640,000	675,566

62 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Financials cont.
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
unsub. notes 4.3s, 2043	$90,000	$81,696

BNP Paribas SA sr. unsec. notes Ser. MTN, 2 3/8s, 2017 (France)	110,000	111,719

BNP Paribas SA 144A jr. unsec. sub. FRN notes 5.186s,
perpetual maturity (France)	411,000	415,151

Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	190,000	199,655

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes
6 5/8s, 2020	85,000	90,738

CBRE Services, Inc. company guaranty sr. unsec. unsub.
notes 5s, 2023	100,000	93,750

CIT Group, Inc. company guaranty sr. notes 5s, 2023	125,000	121,250

CIT Group, Inc. sr. unsec. notes 5s, 2022	210,000	205,275

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020	170,000	175,950

CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018	155,000	162,363

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018	305,000	335,500

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019	210,000	220,500

Citigroup, Inc. sr. unsec. notes 8 1/2s, 2019	11,000	14,050

Commerzbank AG 144A unsec. sub. notes 8 1/8s,
2023 (Germany)	815,000	831,300

Community Choice Financial, Inc. company guaranty sr. notes
10 3/4s, 2019	250,000	220,000

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	150,000	183,597

Duke Realty LP company guaranty sr. unsec. notes
6 3/4s, 2020 R	110,000	127,132

E*Trade Financial Corp. sr. unsec. unsub. notes 6 3/8s, 2019	385,000	410,025

EPR Properties unsec. notes 5 1/4s, 2023 R	380,000	369,549

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	440,000	524,832

General Electric Capital Corp. sr. unsec. unsub. notes
3.15s, 2022	50,000	47,277

General Electric Capital Corp. unsec. sub. notes 5.3s, 2021	330,000	358,901

Genworth Holdings, Inc. sr. unsec. unsub. notes 7.7s, 2020	325,000	383,167

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	335,000	404,737

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037	122,000	126,849

Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 5 1/8s, 2022	100,000	109,523

HCP, Inc. sr. unsec. unsub. notes 3.15s, 2022 R	195,000	180,194

Health Care REIT, Inc. sr. unsec. unsub. notes 3 3/4s, 2023 R	390,000	368,910

Hockey Merger Sub 2, Inc. 144A sr. unsec. notes 7 7/8s, 2021	255,000	255,319

HSBC Finance Corp. sr. unsec. sub. notes 6.676s, 2021	408,000	465,919

HSBC USA Capital Trust I 144A jr. bank guaranty unsec. notes
7.808s, 2026	180,000	182,925

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 8s, 2018	245,000	256,638

Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
unsec. sub. notes 6s, 2020	150,000	150,000

ING Bank N.V. 144A unsec. sub. notes 5.8s, 2023 (Netherlands)	1,735,000	1,758,942

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	65,000	68,250

International Lease Finance Corp. sr. unsec. unsub. notes
5 7/8s, 2022	245,000	240,713

Dynamic Asset Allocation Growth Fund 63

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Financials cont.
International Lease Finance Corp. sr. unsec. unsub. notes
4 7/8s, 2015	$395,000	$407,838

International Lease Finance Corp. sr. unsec. unsub. notes
4 5/8s, 2021	85,000	78,625

iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R	140,000	151,025

iStar Financial, Inc. sr. unsec. unsub. notes Ser. B, 9s, 2017 R	185,000	210,206

JPMorgan Chase & Co. jr. unsec. sub. FRN notes 7.9s,
perpetual maturity	363,000	393,855

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	700,000	756,000

Lloyds Bank PLC company guaranty sr. unsec. sub. notes
Ser. MTN, 6 1/2s, 2020 (United Kingdom)	230,000	253,899

Macquarie Bank, Ltd. 144A sr. unsec. notes 3.45s,
2015 (Australia)	90,000	92,939

Merrill Lynch & Co., Inc. sr. unsec. notes Ser. MTN, 6 7/8s, 2018	906,000	1,067,726

Metropolitan Life Global Funding I 144A notes 3.65s, 2018	1,175,000	1,247,294

Metropolitan Life Global Funding I 144A notes 3s, 2023	155,000	146,112

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021 R	115,000	121,038

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R	260,000	263,250

National Money Mart Co. company guaranty sr. unsec. unsub.
notes 10 3/8s, 2016 (Canada)	120,000	125,700

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. notes 9 5/8s, 2019	60,000	66,750

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2021	105,000	100,538

Nationstar Mortgage, LLC/Nationstar Capital Corp. FRN notes
6 1/2s, 2018	85,000	85,638

Neuberger Berman Group LLC/Neuberger Berman Finance
Corp. 144A sr. notes 5 7/8s, 2022	155,000	156,938

Neuberger Berman Group LLC/Neuberger Berman Finance
Corp. 144A sr. notes 5 5/8s, 2020	100,000	102,750

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/2s, 2020	165,000	161,288

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017	125,000	122,813

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019	160,000	167,600

Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	234,000	249,426

Progressive Corp. (The) jr. unsec. sub. FRN notes 6.7s, 2037	190,000	203,300

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6 3/4s, 2021	250,000	250,625

Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/8s, 2019	140,000	154,700

Prudential Financial, Inc. jr. unsec. sub. FRN notes 8 7/8s, 2038	140,000	169,575

Prudential Financial, Inc. jr. unsec. sub. FRN notes 5 5/8s, 2043	388,000	365,205

Prudential Financial, Inc. jr. unsec. sub. FRN notes 5.2s, 2044	144,000	131,400

Rayonier, Inc. company guaranty sr. unsec. unsub. notes
3 3/4s, 2022 R	170,000	163,789

Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	75,000	76,254

Residential Capital, LLC company guaranty jr. notes 9 5/8s,
2015 (In default) †	151,611	172,458

64 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Financials cont.
Royal Bank of Scotland PLC (The) sr. unsec. sub. notes 4.7s,
2018 (United Kingdom)	$515,000	$517,575

Royal Bank of Scotland PLC (The) unsec. sub. notes 6.1s, 2023
(United Kingdom)	760,000	766,580

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A
notes 7 1/8s, 2014 (Russia)	120,000	121,896

Santander Holdings USA, Inc. sr. unsec. unsub. notes
4 5/8s, 2016	63,000	66,643

Santander Issuances S.A. Unipersonal 144A bank guaranty
unsec. sub. notes 5.911s, 2016 (Spain)	500,000	521,000

Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s,
2022 (Russia)	220,000	231,213

Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s,
2017 (Russia)	320,000	336,800

Simon Property Group LP sr. unsec. unsub. notes 5 1/4s, 2016 R	100,000	111,582

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018	140,000	157,850

Springleaf Finance Corp. 144A sr. unsec. notes 7 3/4s, 2021	50,000	52,063

Springleaf Finance Corp. 144A sr. unsec. notes 6s, 2020	105,000	100,800

Standard Chartered PLC 144A unsec. sub. notes 3.95s, 2023
(United Kingdom)	250,000	235,162

Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4 1/4s, 2042	255,000	222,895

TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
8 1/2s, 2018	100,000	104,500

Travelers Property Casuality Corp. sr. unsec. unsub. bonds
7 3/4s, 2026	110,000	144,867

Vnesheconombank Via VEB Finance PLC 144A bank guaranty,
sr. unsec. unsub. bonds 6.8s, 2025 (Russia)	2,000,000	2,115,000

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 7/8s, 2018 (Russia)	1,976,000	2,124,200

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017	95,000	109,256

Westpac Banking Corp. sr. unsec. bonds 3s, 2015 (Australia)	45,000	47,094

Westpac Banking Corp. sr. unsec. notes 4 7/8s, 2019 (Australia)	220,000	246,568

ZFS Finance USA Trust V 144A FRB bonds 6 1/2s, 2037	290,000	307,400

		34,904,957
Health care (0.7%)
AbbVie, Inc. sr. unsec. unsub. notes 2.9s, 2022	240,000	224,450

Acadia Healthcare Co., Inc. 144A company guaranty sr. unsec.
notes 6 1/8s, 2021	220,000	222,200

Actavis, Inc. sr. unsec. notes 4 5/8s, 2042	95,000	83,985

Actavis, Inc. sr. unsec. notes 3 1/4s, 2022	80,000	74,771

Actavis, Inc. sr. unsec. notes 1 7/8s, 2017	20,000	19,797

Amgen, Inc. sr. unsec. notes 3.45s, 2020	345,000	348,483

AmSurg Corp. company guaranty sr. unsec. unsub. notes
5 5/8s, 2020	220,000	220,000

AstraZeneca PLC sr. unsec. unsub. notes 6.45s, 2037
(United Kingdom)	270,000	329,791

Aviv Healthcare Properties LP company guaranty sr. unsec.
notes 7 3/4s, 2019	215,000	230,588

Biomet, Inc. company guaranty sr. unsec. sub. notes
6 1/2s, 2020	170,000	172,338

Dynamic Asset Allocation Growth Fund 65

CORPORATE BONDS AND NOTES (11.0%)* cont.		Principal amount	Value

Health care cont.
Biomet, Inc. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020		$275,000	$283,938

Capella Healthcare, Inc. company guaranty sr. unsec. notes
9 1/4s, 2017		295,000	315,650

Capsugel FinanceCo SCA 144A company guaranty sr. unsec.
notes 9 7/8s, 2019	EUR	250,000	376,600

CHS/Community Health Systems, Inc. company guaranty
sr. notes 5 1/8s, 2018		$195,000	198,413

CHS/Community Health Systems, Inc. company guaranty
sr. unsec. unsub. notes 8s, 2019		85,000	89,144

CIGNA Corp. sr. unsec. unsub. notes 4 1/2s, 2021		235,000	250,970

ConvaTec Finance International SA 144A sr. unsec. notes 8 1/4s,
2019 (Luxembourg) ‡‡		360,000	360,000

ConvaTec Healthcare D Sarl 144A sr. notes 7 3/8s,
2017 (Luxembourg)	EUR	105,000	150,871

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)		$200,000	227,000

Envision Healthcare Corp. company guaranty sr. unsec. notes
8 1/8s, 2019		220,000	237,600

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019		205,000	213,713

HCA, Inc. sr. notes 6 1/2s, 2020		795,000	860,588

HCA, Inc. sr. unsec. notes 7 1/2s, 2022		70,000	76,650

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		400,000	425,000

Healthcare Technology Intermediate, Inc. 144A sr. unsec. notes
7 3/8s, 2018 ‡‡		130,000	132,925

IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty
sr. unsec. notes 8 3/8s, 2019		165,000	171,188

IMS Health, Inc. 144A sr. unsec. notes 6s, 2020		105,000	107,231

Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017 ‡‡		105,000	111,038

Jaguar Holding Co.II/Jaguar Merger Sub, Inc. 144A sr. unsec.
notes 9 1/2s, 2019		170,000	191,038

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes
10 1/2s, 2018		480,000	529,200

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty
sr. unsec. notes 12 1/2s, 2019		130,000	135,850

MPH Intermediate Holding Co. 2 144A sr. unsec. notes
8 3/8s, 2018 ‡‡		120,000	123,000

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018		210,000	232,050

Mylan, Inc./PA 144A sr. unsec. notes 2.6s, 2018		25,000	25,098

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022 R		155,000	166,625

Par Pharmaceutical Cos., Inc. company guaranty sr. unsec.
unsub. notes 7 3/8s, 2020		380,000	392,825

Quest Diagnostics, Inc. company guaranty sr. unsec. notes
6.95s, 2037		45,000	50,977

Service Corp. International/US sr. notes 7s, 2019		115,000	122,475

Service Corp. International/US sr. unsec. unsub. notes
6 3/4s, 2016		625,000	677,344

Service Corp. International/US 144A sr. unsec. notes
5 3/8s, 2022		95,000	90,606

66 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Health care cont.
Stewart Enterprises, Inc. company guaranty sr. unsec. notes
6 1/2s, 2019	$200,000	$212,000

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	80,000	82,800

Teleflex, Inc. company guaranty sr. unsec. sub. notes
6 7/8s, 2019	200,000	211,000

Tenet Healthcare Corp. company guaranty sr. bonds
4 1/2s, 2021	105,000	98,438

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	300,000	320,250

Tenet Healthcare Corp. 144A company guaranty sr. notes
4 3/8s, 2021	190,000	175,275

Tenet Healthcare Corp. 144A sr. notes 6s, 2020	120,000	122,700

Teva Pharmaceutical Finance II BV/Teva Pharmaceutical
Finance III LLC company guaranty sr. unsec. unsub. notes 3s,
2015 (Curacao)	135,000	139,730

United Surgical Partners International, Inc. company guaranty
sr. unsec. unsub. notes 9s, 2020	170,000	186,575

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.7s, 2021	310,000	338,860

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041	55,000	52,598

UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95s, 2042	245,000	209,385

UnitedHealth Group, Inc. sr. unsec. unsub. notes 2 3/4s, 2023	245,000	228,055

Valeant Pharmaceuticals International 144A company guaranty
sr. notes 7s, 2020	45,000	47,700

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 7/8s, 2018	105,000	111,038

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 3/8s, 2020	40,000	41,400

Valeant Pharmaceuticals International 144A sr. notes
6 3/4s, 2017	45,000	48,038

VPII Escrow Corp. 144A sr. unsec. notes 6 3/4s, 2018	250,000	267,500

		12,145,352
Technology (0.5%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 3/8s, 2020	145,000	147,538

Alcatel-Lucent USA, Inc. sr. unsec. unsub. notes 6.45s, 2029	195,000	164,775

Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	125,000	104,386

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	130,000	105,300

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	435,000	406,725

Ceridian Corp. company guaranty sr. unsec. notes
12 1/4s, 2015 ‡‡	69,000	69,690

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	130,000	131,300

Cisco Systems, Inc. company guaranty sr. unsec. unsub. notes
3.15s, 2017	395,000	420,938

Epicor Software Corp. company guaranty sr. unsec. notes
8 5/8s, 2019	205,000	218,838

Fidelity National Information Services, Inc. company guaranty sr.
unsec. unsub. notes 5s, 2022	105,000	106,523

First Data Corp. company guaranty sr. unsec. notes
12 5/8s, 2021	290,000	319,000

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	555,000	573,038

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019	200,000	210,500

Dynamic Asset Allocation Growth Fund	67

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Technology cont.
First Data Corp. 144A company guaranty sr. unsec. notes
11 1/4s, 2021	$165,000	$172,425

First Data Corp. 144A company guaranty sr. unsec. sub. notes
11 3/4s, 2021	175,000	168,875

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 10 3/4s, 2020	136,000	151,300

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
10 1/8s, 2018	29,000	31,610

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	315,000	340,988

Hewlett-Packard Co. sr. unsec. notes 6 1/8s, 2014	95,000	97,061

Hewlett-Packard Co. sr. unsec. notes 5 1/2s, 2018	135,000	150,738

Honeywell International, Inc. sr. unsec. unsub. notes
5 3/8s, 2041	155,000	175,625

Honeywell International, Inc. sr. unsec. unsub. notes
4 1/4s, 2021	120,000	130,838

IBM Corp. sr. unsec. unsub. notes 1 7/8s, 2022	390,000	345,868

Infor US, Inc. company guaranty sr. unsec. notes 9 3/8s, 2019	130,000	145,275

Infor US, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2018	110,000	127,050

Iron Mountain, Inc. company guaranty sr. sub. notes
7 3/4s, 2019	105,000	115,369

Iron Mountain, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2023	210,000	208,425

Jazz Technologies, Inc. company guaranty sr. unsec.
notes 8s, 2015	167,000	154,475

Microsoft Corp. sr. unsec. unsub. notes 5.3s, 2041	60,000	63,751

Microsoft Corp. sr. unsec. unsub. notes 4.2s, 2019	250,000	276,451

Oracle Corp. sr. unsec. unsub. notes 2 1/2s, 2022	355,000	328,301

SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	510,000	486,838

SunGard Data Systems, Inc. unsec. sub. notes 6 5/8s, 2019	145,000	147,900

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020	215,000	230,050

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019	275,000	296,313

Xerox Corp. sr. unsec. notes 6 3/4s, 2039	72,000	79,569

Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	60,000	66,830

		7,470,476
Transportation (0.1%)
Aguila 3 SA 144A company guaranty sr. notes 7 7/8s,
2018 (Luxembourg)	340,000	355,300

Air Medical Group Holdings, Inc. company guaranty sr. notes
9 1/4s, 2018	261,000	281,880

Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	105,000	109,270

Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5 3/4s, 2040	95,000	103,593

Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019	160,700	186,613

FedEx Corp. company guaranty sr. unsec. unsub. notes
2 5/8s, 2022	45,000	41,393

Kansas City Southern de Mexico SA de CV 144A sr. unsec. notes
2.35s, 2020 (Mexico)	53,000	50,644

68 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Transportation cont.
Kansas City Southern Railway Co. (The) 144A sr. unsec.
notes 4.3s, 2043	$97,000	$85,941

Swift Services Holdings, Inc. company guaranty sr. notes 10s, 2018	355,000	394,050

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6 3/8s, 2023	180,000	178,200

		1,786,884
Utilities and power (0.8%)
AES Corp. (VA) sr. unsec. unsub. notes 8s, 2017	725,000	833,750

AES Corp. (VA) sr. unsec. unsub. notes 7 3/8s, 2021	325,000	357,500

AES Corp. (VA) sr. unsec. unsub. notes 4 7/8s, 2023	85,000	79,475

Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	35,000	33,626

Atmos Energy Corp. sr. unsec. sub. notes 8 1/2s, 2019	20,000	25,770

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020	417,000	447,233

Calpine Corp. 144A sr. notes 7 1/4s, 2017	308,000	319,550

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037	30,000	32,909

Consolidated Edison Co. of New York sr. unsec. unsub.
notes 4.2s, 2042	130,000	120,395

DPL, Inc. sr. unsec. notes 6 1/2s, 2016	345,000	365,700

Duke Energy Corp. sr. unsec. unsub. notes 2.15s, 2016	265,000	272,563

Dynegy Holdings Escrow, LLC escrow bonds 7 3/4s, 2019	410,000	513

El Paso Corp. sr. unsec. notes 7s, 2017	670,000	747,233

El Paso, LLC sr. notes Ser. GMTN, 7 3/4s, 2032	225,000	230,014

Electricite de France SA 144A sr. unsec. notes 6.95s,
2039 (France)	115,000	139,595

Electricite de France SA 144A sr. unsec. notes 6 1/2s,
2019 (France)	165,000	197,914

Electricite de France SA 144A unsec. sub. FRN notes 5 1/4s,
perpetual maturity (France)	1,235,000	1,163,988

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
sr. notes 10s, 2020	249,000	262,384

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A notes 12 1/4s, 2022	265,000	298,125

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A sr. notes 10s, 2020	348,000	365,400

Energy Transfer Equity L.P. company guaranty sr. unsec. notes
7 1/2s, 2020	300,000	321,000

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	85,000	89,633

Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	75,000	79,317

Enterprise Products Operating, LLC company guaranty sr.
unsec. unsub. notes 4.85s, 2042	230,000	215,677

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. notes 6 7/8s, 2019	90,000	96,075

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2022	60,000	65,100

EP Energy/EP Energy Finance, Inc. sr. unsec. notes 9 3/8s, 2020	395,000	443,388

EPE Holdings, LLC/EP Energy Bond Co., Inc. 144A sr. unsec.
notes 8 1/8s, 2017 ‡‡	135,576	140,999

FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	791,000	723,392

FirstEnergy Corp. sr. unsec. unsub. notes 2 3/4s, 2018	118,000	114,763

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	275,000	303,188

Dynamic Asset Allocation Growth Fund 69

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Utilities and power cont.
GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	$65,000	$73,125

Kinder Morgan Energy Partners LP sr. unsec. notes 6.85s, 2020	195,000	230,917

MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036	7,000	7,831

MidAmerican Funding, LLC sr. bonds 6.927s, 2029	235,000	288,640

Narragansett Electric Co. (The) 144A sr. unsec. notes
4.17s, 2042	425,000	378,769

Nevada Power Co. mtge. notes 7 1/8s, 2019	115,000	142,792

NiSource Finance Corp. company guaranty sr. unsec. notes
6 1/8s, 2022	75,000	84,475

NRG Energy, Inc. company guaranty sr. unsec. notes
7 7/8s, 2021	735,000	786,450

NSTAR Electric Co. sr. unsec. unsub. notes 2 3/8s,
2022 (Canada)	205,000	189,269

Oncor Electric Delivery Co., LLC bank guaranty unsec. sub.
notes 4.55s, 2041	80,000	76,663

Pacific Gas & Electric Co. sr. unsec. notes 6.05s, 2034	112,000	124,605

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.2s, 2022	425,000	424,449

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.4s, 2023	15,000	13,978

PSEG Power, LLC company guaranty sr. unsec. notes
5.32s, 2016	144,000	159,401

Public Service Electric & Gas Co. sr. notes Ser. MTN, 5 1/2s, 2040	75,000	85,595

Puget Sound Energy, Inc. jr. sub. FRN notes Ser. A, 6.974s, 2067	240,000	249,600

Regency Energy Partners company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023	155,000	148,800

Regency Energy Partners 144A company guaranty sr. unsec.
notes 4 1/2s, 2023	190,000	171,950

Teco Finance, Inc. company guaranty sr. unsec. unsub. notes
6 3/4s, 2015	10,000	10,681

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
144A company guaranty sr. notes 11 1/2s, 2020	130,000	89,863

Toledo Edison Co. (The) 1st mortgage bonds 7 1/4s, 2020	20,000	24,284

Union Electric Co. sr. notes 6.4s, 2017	140,000	163,113

		12,811,419

Total corporate bonds and notes (cost $176,610,467)		$183,167,096

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (5.7%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.6%)
Government National Mortgage Association Pass-Through Certificates
3s, TBA, October 1, 2043	$10,000,000	$9,888,281

		9,888,281
U.S. Government Agency Mortgage Obligations (5.1%)
Federal National Mortgage Association Pass-Through Certificates
6s, October 1, 2016	213,555	223,044
6s, TBA, November 1, 2043	18,000,000	19,692,421
6s, TBA, October 1, 2043	18,000,000	19,693,125
4 1/2s, with due dates from February 1, 2039 to April 1, 2039	192,846	205,992
4s, TBA, October 1, 2043	30,000,000	31,467,186

70 Dynamic Asset Allocation Growth Fund

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (5.7%)* cont.	Principal amount	Value

U.S. Government Agency Mortgage Obligations cont.
Federal National Mortgage Association Pass-Through Certificates
3 1/2s, May 1, 2043	$988,457	$999,075
3 1/2s, TBA, October 1, 2028	12,000,000	12,667,500
3s, TBA, November 1, 2043	1,000,000	974,492

		85,922,835

Total U.S. government and agency mortgage obligations (cost $94,575,966)		$95,811,116

MORTGAGE-BACKED SECURITIES (2.3%)*	Principal amount	Value

Agency collateralized mortgage obligations (0.5%)
Federal Home Loan Mortgage Corp.
IFB Ser. 3182, Class SP, 27.871s, 2032	$108,152	$167,295
IFB Ser. 3072, Class SM, 23.128s, 2035	141,477	202,175
IFB Ser. 3072, Class SB, 22.982s, 2035	126,568	180,109
IFB Ser. 3249, Class PS, 21.673s, 2036	99,769	137,390
IFB Ser. 3065, Class DC, 19.313s, 2035	94,489	139,390
IFB Ser. 2990, Class LB, 16.48s, 2034	147,372	194,211
IFB Ser. 3708, Class SQ, IO, 6.368s, 2040	782,914	137,816
IFB Ser. 3964, Class SA, IO, 5.818s, 2041	1,377,961	204,972
IFB Ser. 311, Class S1, IO, 5.768s, 2043	3,692,349	812,306
IFB Ser. 308, Class S1, IO, 5.768s, 2043	1,029,716	234,868
IFB Ser. 310, Class S4, IO, 5.751s, 2043	820,000	201,605
Ser. 3747, Class HI, IO, 4 1/2s, 2037	172,827	18,500
Ser. T-56, Class A, IO, 0.524s, 2043	118,429	2,036
Ser. T-56, Class 1, IO, zero %, 2043	124,503	934
Ser. T-56, Class 2, IO, zero %, 2043	116,144	363
Ser. T-56, Class 3, IO, zero %, 2043	97,530	1,280
Ser. 1208, Class F, PO, zero %, 2022	1,820	1,692
FRB Ser. 3326, Class WF, zero %, 2035	3,311	2,980

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.827s, 2036	56,339	110,580
IFB Ser. 06-8, Class HP, 23.911s, 2036	74,740	120,417
IFB Ser. 07-53, Class SP, 23.544s, 2037	124,537	180,774
IFB Ser. 05-75, Class GS, 19.713s, 2035	118,942	161,805
IFB Ser. 404, Class S13, IO, 6.221s, 2040	893,369	155,738
IFB Ser. 13-102, Class SH, IO, 5.7s, 2043	3,165,000	656,738
Ser. 03-W10, Class 1, IO, 1.156s, 2043	158,855	5,225
Ser. 01-50, Class B1, IO, 0.409s, 2041	1,196,057	11,961
Ser. 02-W8, Class 1, IO, 0.326s, 2042	649,715	7,715
Ser. 01-79, Class BI, IO, 0.311s, 2045	439,432	4,308
Ser. 03-34, Class P1, PO, zero %, 2043	20,818	16,862

Government National Mortgage Association
IFB Ser. 10-85, Class SE, IO, 6.37s, 2040	1,669,065	311,865
IFB Ser. 10-56, Class SC, IO, 6.32s, 2040	1,549,345	284,599
IFB Ser. 10-20, Class SE, IO, 6.07s, 2040	1,744,325	309,792
IFB Ser. 10-120, Class SB, IO, 6.02s, 2035	95,101	9,156
IFB Ser. 10-20, Class SC, IO, 5.97s, 2040	50,062	8,882

Dynamic Asset Allocation Growth Fund	71

MORTGAGE-BACKED SECURITIES (2.3%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 13-129, Class CS, IO, 5.968s, 2042	$2,841,000	$500,811
IFB Ser. 10-37, Class SG, IO, 5.52s, 2040	159,202	25,810
IFB Ser. 10-42, Class ES, IO, 5 1/2s, 2040	4,919,952	774,892
Ser. 10-9, Class UI, IO, 5s, 2040	1,779,000	380,189
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	72,714	13,510
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	1,275,355	277,390
Ser. 10-107, Class NI, IO, 4 1/2s, 2039	1,804,847	295,724
Ser. 10-103, Class DI, IO, 4 1/2s, 2038	1,161,695	153,927
Ser. 10-85, Class MI, IO, 4 1/2s, 2036	2,492,903	217,057
Ser. 12-141, Class WI, IO, 3 1/2s, 2041	4,878,378	719,902

Structured Asset Securities Corp. 144A IFB Ser. 07-4,
Class 1A3, IO, 5.995s, 2045	1,280,003	224,000

		8,579,551
Commercial mortgage-backed securities (1.2%)
Banc of America Commercial Mortgage Trust
Ser. 07-2, Class A2, 5.634s, 2049	52,361	52,691
Ser. 07-1, Class XW, IO, 0.492s, 2049	1,249,712	10,166

Banc of America Commercial Mortgage Trust 144A
Ser. 04-4, Class XC, IO, 0.995s, 2042	1,673,979	7,910
Ser. 04-5, Class XC, IO, 0.868s, 2041	2,375,249	14,332
Ser. 02-PB2, Class XC, IO, 0.608s, 2035	772,593	785
Ser. 07-5, Class XW, IO, 0.532s, 2051	5,871,160	58,870
Ser. 05-1, Class XW, IO, 0.039s, 2042	9,263,916	2,279

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 07-T28, Class AJ, 6.147s, 2042	304,000	329,636
Ser. 04-PR3I, Class X1, IO, 1.079s, 2041	190,843	1,457

Bear Stearns Commercial Mortgage Securities, Inc. 144A
FRB Ser. 06-PW11, Class C, 5.61s, 2039	261,000	249,386
Ser. 04-PWR5, Class E, 5.222s, 2042	406,000	411,144
Ser. 07-PW15, Class X2, IO, 0.578s, 2044 F	75,162,765	150,326
Ser. 06-PW14, Class X1, IO, 0.224s, 2038	6,556,398	114,081

Citigroup Commercial Mortgage Trust Ser. 06-C5, Class AJ,
5.482s, 2049	418,000	401,512

Citigroup Commercial Mortgage Trust 144A Ser. 06-C5,
Class XC, IO, 0.191s, 2049	43,076,516	624,609

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD4, Class XW, IO, 0.556s, 2049	2,558,992	31,987
Ser. 07-CD4, Class XC, IO, 0.213s, 2049	8,558,991	69,413

Commercial Mortgage Trust Ser. 07-C9, Class AJ, 5.65s, 2049	622,000	642,215

Commercial Mortgage Trust 144A
FRB Ser. 07-C9, Class AJFL, 0.872s, 2049	213,000	189,506
Ser. 06-C8, Class XS, IO, 0.179s, 2046	42,742,871	560,897

Credit Suisse Mortgage Capital Certificates FRB Ser. 07-C4,
Class A2, 5.953s, 2039	458,469	459,574

Credit Suisse Mortgage Capital Certificates 144A
Ser. 07-C1, Class AX, IO, 0.261s, 2040	34,333,067	171,665
Ser. 07-C2, Class AX, IO, 0.229s, 2049	15,463,784	53,164

72 Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (2.3%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	$271,937	$299,130
Ser. 03-C3, Class AX, IO, 1.519s, 2038	308,899	11
Ser. 02-CP3, Class AX, IO, 1.471s, 2035	185,538	1,165

DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049	1,372,821	1,370,715

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO,
1.049s, 2020	189,089	3,527

GE Capital Commercial Mortgage Corp. 144A
Ser. 05-C3, Class XC, IO, 0.302s, 2045	83,502,230	232,973
Ser. 07-C1, Class XC, IO, 0.169s, 2049	35,545,500	185,796

GE Commercial Mortgage Corporation Trust FRB Ser. 05-C1,
Class B, 4.846s, 2048	332,000	340,407

GE Commercial Mortgage Corporation Trust 144A FRB
Ser. 04-C2, Class H, 5.621s, 2040	950,000	958,455

GMAC Commercial Mortgage Securities, Inc.
Ser. 97-C1, Class X, IO, 1.404s, 2029	167,030	4,536
Ser. 05-C1, Class X1, IO, 0.774s, 2043	2,225,322	17,620

Greenwich Capital Commercial Funding Corp.
FRB Ser. 05-GG3, Class D, 4.986s, 2042	244,000	242,789
FRB Ser. 05-GG3, Class B, 4.894s, 2042	592,000	606,859

GS Mortgage Securities Corp. II 144A Ser. 06-GG6, Class XC, IO,
0.22s, 2038	2,365,391	3,025

GS Mortgage Securities Trust Ser. 06-GG6, Class A2,
5.506s, 2038	221,688	224,459

JPMorgan Chase Commercial Mortgage Securities Corp.
FRB Ser. 07-CB20, Class AJ, 6.275s, 2051	91,000	92,420
FRB Ser. 06-LDP7, Class AJ, 6.056s, 2045	130,000	129,869
FRB Ser. 04-CB9, Class B, 5.832s, 2041	226,000	232,102
Ser. 04-C3, Class B, 4.961s, 2042	331,000	343,214
FRB Ser. 05-LDP2, Class B, 4.882s, 2042	243,000	243,826
FRB Ser. 13-C10, Class D, 4.3s, 2047	349,000	287,110
Ser. 06-LDP8, Class X, IO, 0.734s, 2045	2,186,648	31,980
Ser. 06-CB17, Class X, IO, 0.668s, 2043	12,181,925	179,476
Ser. 07-LDPX, Class X, IO, 0.477s, 2049	11,814,409	104,487

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
FRB Ser. 07-CB20, Class C, 6 3/8s, 2051	260,000	241,706
FRB Ser. 12-C8, Class D, 4.825s, 2045	364,000	336,329
FRB Ser. 12_LC9, Class D, 4.575s, 2047	311,000	279,023
Ser. 05-CB12, Class X1, IO, 0.491s, 2037	2,587,061	16,205

Key Commercial Mortgage Ser. 07-SL1, Class A2, 5.763s, 2040	627,909	615,313

LB-UBS Commercial Mortgage Trust
Ser. 06-C7, Class A2, 5.3s, 2038	370,741	386,001
Ser. 07-C2, Class XW, IO, 0.738s, 2040	847,025	15,572

LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C7, Class XW, IO, 0.848s, 2038	1,375,133	25,412
Ser. 05-C5, Class XCL, IO, 0.643s, 2040	9,307,786	89,941
Ser. 05-C2, Class XCL, IO, 0.496s, 2040	8,620,679	31,897
Ser. 05-C7, Class XCL, IO, 0.368s, 2040	8,866,417	36,973

Dynamic Asset Allocation Growth Fund	73

MORTGAGE-BACKED SECURITIES (2.3%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C7, Class XCL, IO, 0.334s, 2038	$2,590,026	$45,758
Ser. 06-C6, Class XCL, IO, 0.279s, 2039	42,880,800	801,785

Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2, Class JS, IO,
2.38s, 2028	18,004	2

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 6.045s, 2050	246,000	252,032
FRB Ser. 07-C1, Class A2, 5.941s, 2050	26,756	26,959

Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 1.109s, 2039	2,391,875	15,054
Ser. 05-MCP1, Class XC, IO, 0.761s, 2043	3,071,208	25,540

Merrill Lynch/Countrywide Commercial Mortgage Trust
Ser. 06-3, Class AJ, 5.485s, 2046	930,000	901,542

Merrill Lynch/Countrywide Financial Corp. Commercial
Mortgage Trust Ser. 06-4, Class AJ, 5.239s, 2049	277,000	263,150

Mezz Cap Commercial Mortgage Trust 144A
Ser. 06-C4, Class X, IO, 6.503s, 2045	638,484	62,252
Ser. 05-C3, Class X, IO, 6.332s, 2044	319,509	30,098

Morgan Stanley Capital I Trust
FRB Ser. 06-T23, Class A2, 5.918s, 2041	22,088	22,088
FRB Ser. 07-HQ12, Class A2, 5.76s, 2049	475,211	477,017
FRB Ser. 07-HQ12, Class A2FX, 5.76s, 2049	267,725	273,160
Ser. 07-IQ14, Class A2, 5.61s, 2049	148,084	149,008
Ser. 07-HQ11, Class C, 5.558s, 2044	312,000	266,978
Ser. 04-T13, Class A4, 4.66s, 2045	159,406	159,884

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 5.249s, 2043	1,314,479	1,340,282

Morgan Stanley-Bank of America-Merril Lynch Mortgage Trust
Ser. 13-C7, Class XA, IO, 1.894s, 2046	2,517,250	258,723

UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.123s, 2049	284,000	281,245
Ser. 12-C4, Class XA, IO, 2.036s, 2045	1,982,391	232,334

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C34, Class AJ, 6.166s, 2046	303,000	293,546
Ser. 06-C29, IO, 0.528s, 2048	34,623,151	422,056
Ser. 07-C34, IO, 0.498s, 2046	4,147,364	50,183

Wachovia Bank Commercial Mortgage Trust 144A
Ser. 05-C18, Class XC, IO, 0.494s, 2042 F	9,519,826	34,843
Ser. 06-C26, Class XC, IO, 0.185s, 2045	14,443,832	28,310

WAMU Commercial Mortgage Securities Trust 144A Ser. 07-SL2,
Class A1, 5.426s, 2049	297,859	298,959

WF-RBS Commercial Mortgage Trust 144A FRB Ser. 12-C6,
Class D, 5.748s, 2045	314,000	296,730

		20,127,446
Residential mortgage-backed securities (non-agency) (0.6%)
Barclays Capital, LLC Trust
Ser. 13-RR1, Class 9A4, 10.266s, 2036	140,000	140,350
FRB Ser. 12-RR10, Class 9A2, 2.674s, 2035	150,000	123,225

74 Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (2.3%)* cont.		Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
Barclays Capital, LLC Trust 144A
FRB Ser. 12-RR11, Class 5A3, 11.734s, 2037		$240,302	$138,926
Ser. 09-RR7, Class 1A7, IO, 1.717s, 2046		9,479,244	316,962
Ser. 09-RR7, Class 2A7, IO, 1.561s, 2047		10,811,127	338,388

Countrywide Alternative Loan Trust
Ser. 07-4CB, Class 1A5, 5 3/4s, 2037		534,909	456,460
FRB Ser. 05-51, Class 1A1, 0 1/2s, 2035		784,206	609,720
FRB Ser. 05-24, Class 4A1, 0.41s, 2035		2,242,530	1,886,542
FRB Ser. 06-OA3, Class 1A1, 0.379s, 2036		2,230,149	1,579,990

WAMU Mortgage Pass-Through Certificates
Ser. 05-AR19, Class X, IO, 1.471s, 2045		18,591,593	871,946
FRB Ser. 06-AR1, Class 2A1B, 1.223s, 2046		346,145	286,961
FRB Ser. 06-AR3, Class A1B, 1.153s, 2046		639,972	487,339
FRB Ser. 05-AR13, Class A1C3, 0.669s, 2045		596,159	471,860
FRB Ser. 05-AR17, Class A1C3, 0.659s, 2045 F		941,522	503,714
FRB Ser. 05-AR9, Class A1C3, 0.659s, 2045		526,779	453,030
FRB Ser. 05-AR13, Class A1B3, 0.539s, 2045		616,709	521,119
FRB Ser. 05-AR15, Class A1B3, 0.519s, 2045		841,985	679,903

Wells Fargo Mortgage Backed Securities Trust Ser. 07-12,
Class A6, 5 1/2s, 2037		274,580	281,616

			10,148,051

Total mortgage-backed securities (cost $37,718,509)			$38,855,048

INVESTMENT COMPANIES (0.8%)*		Shares	Value

SPDR S&P 500 ETF Trust		83,349	$14,010,967

Total investment companies (cost $10,994,872)			$14,010,967

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.5%)*	Principal amount/units		Value

Argentina (Republic of) sr. unsec. bonds 8.28s,
2033 (Argentina)		$166,159	$105,528

Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)		125,000	106,375

Argentina (Republic of) sr. unsec. unsub. bonds 7s,
2015 (Argentina)		2,353,000	2,161,231

Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s,
2033 (Argentina)		1,578,513	1,006,302

Brazil (Federal Republic of) sr. unsec. unsub. bonds 4 7/8s,
2021 (Brazil)		490,000	524,903

Brazil (Federal Republic of) unsec. notes 10s, 2021 (Brazil)	BRL	3,896	1,667,025

Croatia (Republic of) 144A sr. unsec. notes 6 1/4s,
2017 (Croatia)		$200,000	210,500

Financing of Infrastructural Projects State Enterprise 144A govt.
guaranty sr. unsec. notes 8 3/8s, 2017 (Ukraine)		150,000	125,250

Indonesia (Republic of) 144A notes 5 1/4s, 2042 (Indonesia)		430,000	364,425

Indonesia (Republic of) 144A sr. unsec. notes 3 3/8s,
2023 (Indonesia)		485,000	412,172

Poland (Republic of) sr. unsec. bonds 5s, 2022 (Poland)		880,000	946,440

Dynamic Asset Allocation Growth Fund	75

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.5%)* cont.	Principal amount/units	Value

Russia (Federation of) 144A sr. unsec. unsub. bonds 7 1/2s,
2030 (Russia)	$89,400	$105,492

South Africa (Republic of) sr. unsec. unsub. notes 4.665s, 2024
(South Africa)	735,000	712,950

Total foreign government and agency bonds and notes (cost $9,066,982)		$8,448,593

SENIOR LOANS (0.2%)* [c]	Principal amount	Value

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B2, 4 1/4s, 2017	$37,428	$37,475

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 5.429s, 2018	914,912	826,661

CCM Merger, Inc. bank term loan FRN Ser. B, 5s, 2017	331,264	333,128

Emergency Medical Services Corp. bank term loan FRN
Ser. B, 4s, 2018	180,849	180,396

First Data Corp. bank term loan FRN 4.18s, 2018	560,071	554,771

First Data Corp. bank term loan FRN 4.18s, 2017	59,603	59,245

Frac Tech International, LLC bank term loan FRN Ser. B,
8 1/2s, 2016	147,316	144,370

Neiman-Marcus Group, Inc. (The) bank term loan FRN 4s, 2018	185,333	184,832

Pharmaceutical Product Development, Inc. bank term loan FRN
Ser. B, 4 1/4s, 2018	171,951	172,237

Springleaf Financial Funding Co. bank term loan FRN Ser. B,
5 1/2s, 2017	74,400	74,400

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.71s, 2017	799,610	537,238

Travelport, LLC bank term loan FRN 8 3/8s, 2016 ‡‡	48,404	48,847

Total senior loans (cost $3,322,532)		$3,153,600

PREFERRED STOCKS (0.1%)*	Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.	521	$497,816

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.	8,800	235,400

M/I Homes, Inc. $2.438 pfd.	4,737	119,609

Samsung Electronics Co., Ltd. zero % cum. pfd. (South Korea)	396	322,792

Total preferred stocks (cost $1,005,124)		$1,175,617

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value

EPR Properties Ser. C, $1.44 cv. pfd.	7,578	$160,085

General Motors Co. Ser. B, $2.375 cv. pfd.	5,637	282,555

United Technologies Corp. $3.75 cv. pfd.	2,600	168,454

Total convertible preferred stocks (cost $550,357)		$611,094

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Charter Communications, Inc. Class A	11/30/14	$46.86	62	$5,456

Guaranty Trust Bank PLC 144A (Nigeria)	9/19/14	0.00	683,224	106,153

Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	0.01	49,174	—

Zenith Bank PLC 144A (Nigeria)	9/19/14	0.00	854,890	105,305

Total warrants (cost $223,771)				$216,914

76 Dynamic Asset Allocation Growth Fund

MUNICIPAL BONDS AND NOTES (—%)*	Principal amount	Value

IL State G.O. Bonds
4.421s, 1/1/15	$50,000	$51,630
4.071s, 1/1/14	150,000	151,214

Total municipal bonds and notes (cost $200,000)		$202,844

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value

iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	$125,000	$155,859

Total convertible bonds and notes (cost $136,166)		$155,859

SHORT-TERM INVESTMENTS (25.8%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.13% [d]	4,823,494	$4,823,494

Putnam Money Market Liquidity Fund 0.05% L	192,561,737	192,561,737

Putnam Short Term Investment Fund 0.06% L	194,542,261	194,542,261

SSgA Prime Money Market Fund 0.02% P	7,310,000	7,310,000

Federal National Mortgage Association Commercial Paper with
an effective yield of 0.03%, November 6, 2013	$6,000,000	5,999,820

U.S. Treasury Bills with an effective yield of 0.09%,
February 6, 2014 # ∆ §	15,000,000	14,998,844

U.S. Treasury Bills with effective yields ranging from 0.13%
to 0.15%, December 12, 2013 #	973,000	972,968

U.S. Treasury Bills with effective yields ranging from 0.13%
to 0.14%, January 9, 2014 # ∆ §	3,508,000	3,507,871

U.S. Treasury Bills with effective yields ranging from 0.08%
to 0.09%, August 21, 2014 # ∆ §	7,407,000	7,402,000

Total short-term investments (cost $432,112,972)		$432,118,995

TOTAL INVESTMENTS

Total investments (cost $1,574,183,576)		$1,780,738,397

Key to holding’s currency abbreviations
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ADS	American Depository Shares: represents ownership of foreign securities on deposit with a custodian bank
bp	Basis Points
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.

Dynamic Asset Allocation Growth Fund	77

IO	Interest Only
MTN	Medium Term Notes
NPR	Nil Paid Rights
NVDR	Non-voting Depository Receipt
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2012 through September 30, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,671,640,573.

† Non-income-producing security.

∆∆ Security is restricted with regard to public resale. The total market value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $123,257, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

UR At the reporting period end, 1,300 shares owned by the fund were not formally entered on the company’s shareholder register, due to local restrictions on foreign ownership. While the fund has full title to these unregistered shares, these shares do not carry voting rights and, until 2014, are not eligible for receipt of dividends.

78 Dynamic Asset Allocation Growth Fund

At the close of the reporting period, the fund maintained liquid assets totaling $231,918,384 to cover certain derivatives contracts and delayed delivery securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 9/30/13 (aggregate face value $314,902,744)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	10/18/13	$3,357,427	$3,286,428	$70,999

	Australian Dollar	Sell	10/18/13	3,357,427	3,238,515	(118,912)

	Canadian Dollar	Sell	10/18/13	4,382,919	4,289,699	(93,220)

	Singapore Dollar	Sell	11/20/13	2,283,689	2,244,561	(39,128)

	Swiss Franc	Sell	12/18/13	1,723,134	1,662,571	(60,563)

Barclays Bank PLC
	Australian Dollar	Buy	10/18/13	5,741,557	5,738,886	2,671

	Australian Dollar	Sell	10/18/13	5,829,624	5,680,709	(148,915)

	Brazilian Real	Buy	10/18/13	1,552,723	1,556,644	(3,921)

	Brazilian Real	Sell	10/18/13	1,552,723	1,546,423	(6,300)

	British Pound	Sell	12/18/13	8,558,362	8,382,852	(175,510)

	Canadian Dollar	Sell	10/18/13	402,532	388,705	(13,827)

	Euro	Sell	12/18/13	13,068,047	12,759,183	(308,864)

	Hong Kong Dollar	Sell	11/20/13	1,856,070	1,856,544	474

	Hungarian Forint	Buy	12/18/13	1,548,017	1,552,689	(4,672)

	Japanese Yen	Sell	11/20/13	1,699,233	1,689,497	(9,736)

	Mexican Peso	Buy	10/18/13	1,005,592	1,023,852	(18,260)

	Norwegian Krone	Buy	12/18/13	53,362	39,182	14,180

	Singapore Dollar	Sell	11/20/13	1,702,642	1,710,964	8,322

	Swedish Krona	Buy	12/18/13	102,422	99,384	3,038

	Swiss Franc	Sell	12/18/13	5,456,095	5,264,765	(191,330)

Citibank, N.A.
	Australian Dollar	Buy	10/18/13	5,322,660	5,278,253	44,407

	Australian Dollar	Sell	10/18/13	5,322,660	5,162,809	(159,851)

	Brazilian Real	Buy	10/18/13	512,915	517,506	(4,591)

	Brazilian Real	Sell	10/18/13	512,915	510,217	(2,698)

	British Pound	Buy	12/18/13	46,436	46,020	416

	British Pound	Sell	12/18/13	46,436	46,451	15

	Canadian Dollar	Buy	10/18/13	1,674,272	1,684,184	(9,912)

	Canadian Dollar	Sell	10/18/13	1,674,272	1,654,731	(19,541)

	Danish Krone	Sell	12/18/13	1,867,263	1,818,714	(48,549)

	Euro	Buy	12/18/13	1,672,324	1,637,208	35,116

	Euro	Sell	12/18/13	1,672,324	1,673,223	899

	Japanese Yen	Buy	11/20/13	3,339,082	3,357,552	(18,470)

Dynamic Asset Allocation Growth Fund 79

FORWARD CURRENCY CONTRACTS at 9/30/13 (aggregate face value $314,902,744) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A. cont.
	Japanese Yen	Sell	11/20/13	$3,339,082	$3,326,868	$(12,214)

	New Taiwan Dollar	Buy	11/20/13	2,518,609	2,533,437	(14,828)

	Swiss Franc	Sell	12/18/13	1,716,938	1,598,936	(118,002)

Credit Suisse International
	Australian Dollar	Buy	10/18/13	2,471,544	2,436,091	35,453

	Australian Dollar	Sell	10/18/13	2,471,544	2,416,429	(55,115)

	British Pound	Sell	12/18/13	5,189,705	4,958,941	(230,764)

	Canadian Dollar	Buy	10/18/13	3,799,209	3,756,919	42,290

	Canadian Dollar	Sell	10/18/13	3,799,209	3,753,047	(46,162)

	Czech Koruna	Buy	12/18/13	1,016,221	1,001,683	14,538

	Czech Koruna	Sell	12/18/13	1,016,221	985,124	(31,097)

	Euro	Buy	12/18/13	5,053,099	4,919,811	133,288

	Euro	Sell	12/18/13	5,053,099	5,025,897	(27,202)

	Japanese Yen	Sell	11/20/13	5,713,894	5,731,286	17,392

	Mexican Peso	Buy	10/18/13	462,437	486,013	(23,576)

	New Zealand Dollar	Sell	10/18/13	518,862	485,520	(33,342)

	Norwegian Krone	Buy	12/18/13	843,778	843,719	59

	Norwegian Krone	Sell	12/18/13	843,778	834,161	(9,617)

	South African Rand	Buy	10/18/13	3,039,065	3,061,136	(22,071)

	South African Rand	Sell	10/18/13	3,039,065	3,024,604	(14,461)

	South Korean Won	Buy	11/20/13	2,019,848	2,025,827	(5,979)

	Swedish Krona	Buy	12/18/13	1,665,638	1,616,170	49,468

	Swiss Franc	Sell	12/18/13	3,329,756	3,212,696	(117,060)

Deutsche Bank AG
	Australian Dollar	Buy	10/18/13	663,340	739,578	(76,238)

	British Pound	Buy	12/18/13	9,870	9,873	(3)

	British Pound	Sell	12/18/13	9,870	9,483	(387)

	Canadian Dollar	Buy	10/18/13	2,109,119	2,064,753	44,366

	Canadian Dollar	Sell	10/18/13	2,109,119	2,090,603	(18,516)

	Euro	Sell	12/18/13	8,522,098	8,491,617	(30,481)

	Norwegian Krone	Buy	12/18/13	1,668,056	1,725,257	(57,201)

	Swiss Franc	Sell	12/18/13	1,739,068	1,672,786	(66,282)

Goldman Sachs International
	Australian Dollar	Buy	10/18/13	1,617,813	1,606,488	11,325

	British Pound	Buy	12/18/13	12,135	47,881	(35,746)

	Canadian Dollar	Sell	10/18/13	1,676,213	1,665,161	(11,052)

	Euro	Sell	12/18/13	30,716	23,555	(7,161)

	Japanese Yen	Sell	11/20/13	7,762,635	7,865,199	102,564

HSBC Bank USA, National Association
	Australian Dollar	Buy	10/18/13	1,690,875	1,647,383	43,492

	Australian Dollar	Sell	10/18/13	1,690,875	1,647,693	(43,182)

	Canadian Dollar	Sell	10/18/13	21,544	1,844	(19,700)

80 Dynamic Asset Allocation Growth Fund

FORWARD CURRENCY CONTRACTS at 9/30/13 (aggregate face value $314,902,744) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association cont.
	Chinese Yuan	Sell	11/20/13	$2,990,298	$2,968,136	$(22,162)

	Euro	Buy	12/18/13	1,702,228	1,658,376	43,852

	Euro	Sell	12/18/13	1,702,228	1,679,747	(22,481)

	Japanese Yen	Sell	11/20/13	5,882,877	5,927,121	44,244

	New Taiwan Dollar	Buy	11/20/13	2,518,612	2,529,917	(11,305)

	Swedish Krona	Buy	12/18/13	345,057	334,793	10,264

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/18/13	1,705,786	1,680,819	24,967

	Brazilian Real	Buy	10/18/13	1,374,949	1,320,247	54,702

	Brazilian Real	Sell	10/18/13	1,374,949	1,316,715	(58,234)

	British Pound	Sell	12/18/13	7,706,813	7,417,240	(289,573)

	Canadian Dollar	Sell	10/18/13	90,055	106,320	16,265

	Czech Koruna	Buy	12/18/13	1,016,216	1,001,599	14,617

	Czech Koruna	Sell	12/18/13	1,016,216	985,019	(31,197)

	Euro	Sell	12/18/13	6,491,333	6,298,229	(193,104)

	Japanese Yen	Buy	11/20/13	1,675,407	1,655,774	19,633

	Japanese Yen	Sell	11/20/13	1,675,407	1,679,854	4,447

	Malaysian Ringgit	Buy	11/20/13	4,004,242	4,104,759	(100,517)

	Malaysian Ringgit	Sell	11/20/13	4,004,242	3,968,024	(36,218)

	Mexican Peso	Buy	10/18/13	740,903	739,143	1,760

	Norwegian Krone	Buy	12/18/13	5,488	17,052	(11,564)

	Polish Zloty	Buy	12/18/13	1,512,015	1,503,723	8,292

	Singapore Dollar	Buy	11/20/13	4,066	35,139	(31,073)

	South African Rand	Buy	10/18/13	3,040,048	3,066,822	(26,774)

	South African Rand	Sell	10/18/13	3,040,048	3,026,204	(13,844)

	South Korean Won	Buy	11/20/13	1,009,924	1,002,145	7,779

	Swedish Krona	Buy	12/18/13	288,596	281,077	7,519

	Swiss Franc	Buy	12/18/13	1,691,157	1,678,528	12,629

	Swiss Franc	Sell	12/18/13	1,723,577	1,667,362	(56,215)

Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	10/18/13	1,656,021	1,701,716	(45,695)

	Euro	Sell	12/18/13	2,921,796	2,837,850	(83,946)

	Hungarian Forint	Buy	12/18/13	1,548,016	1,552,907	(4,891)

	Japanese Yen	Sell	11/20/13	1,701,084	1,668,211	(32,873)

State Street Bank and Trust Co.
	Australian Dollar	Sell	10/18/13	304,459	170,581	(133,878)

	Brazilian Real	Buy	10/18/13	2,368,730	2,313,856	54,874

	Brazilian Real	Sell	10/18/13	2,368,730	2,311,312	(57,418)

	Canadian Dollar	Buy	10/18/13	5,021,457	4,995,294	26,163

	Canadian Dollar	Sell	10/18/13	5,021,457	5,007,699	(13,758)

	Czech Koruna	Buy	12/18/13	1,016,216	1,001,651	14,565

	Czech Koruna	Sell	12/18/13	1,016,216	985,732	(30,484)

Dynamic Asset Allocation Growth Fund	81

FORWARD CURRENCY CONTRACTS at 9/30/13 (aggregate face value $314,902,744) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.
	Euro	Buy	12/18/13	$1,686,125	$1,714,897	$(28,772)

	Mexican Peso	Buy	10/18/13	983,703	992,289	(8,586)

	Norwegian Krone	Buy	12/18/13	1,174,962	1,147,887	27,075

	Singapore Dollar	Sell	11/20/13	1,544,806	1,487,744	(57,062)

	South Korean Won	Buy	11/20/13	2,019,848	1,997,670	22,178

	Swedish Krona	Buy	12/18/13	207,112	200,830	6,282

	Swiss Franc	Sell	12/18/13	1,758,653	1,691,373	(67,280)

UBS AG
	Australian Dollar	Sell	10/18/13	1,666,181	1,480,735	(185,446)

	British Pound	Sell	12/18/13	5,748,235	5,526,418	(221,817)

	Canadian Dollar	Sell	10/18/13	3,047,130	2,998,062	(49,068)

	Euro	Sell	12/18/13	8,700,710	8,552,761	(147,949)

	Japanese Yen	Sell	11/20/13	40,410	14,382	(26,028)

	Mexican Peso	Buy	10/18/13	210,168	235,359	(25,191)

	New Zealand Dollar	Buy	10/18/13	1,792,619	1,676,619	116,000

	New Zealand Dollar	Sell	10/18/13	1,792,619	1,698,574	(94,045)

	Norwegian Krone	Buy	12/18/13	2,115,980	2,121,287	(5,307)

	Singapore Dollar	Sell	11/20/13	1,301,435	1,254,063	(47,372)

	Swedish Krona	Buy	12/18/13	1,687,601	1,637,054	50,547

	Swiss Franc	Sell	12/18/13	3,408,316	3,277,696	(130,620)

	Turkish Lira	Buy	12/18/13	1,497,447	1,547,792	(50,345)

	Turkish Lira	Sell	12/18/13	1,497,447	1,518,388	20,941

WestPac Banking Corp.
	Australian Dollar	Buy	10/18/13	916,636	1,010,938	(94,302)

	Canadian Dollar	Sell	10/18/13	180,305	176,444	(3,861)

	Euro	Buy	12/18/13	1,699,521	1,655,922	43,599

	Euro	Sell	12/18/13	1,699,521	1,671,168	(28,353)

	Japanese Yen	Sell	11/20/13	6,679,663	6,677,309	(2,354)

Total						$(3,837,205)

FUTURES CONTRACTS OUTSTANDING at 9/30/13

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro STOXX 50 Index (Short)	612	$23,836,522	Dec-13	$(22,768)

FTSE 100 Index (Short)	126	13,114,992	Dec-13	375,989

MSCI EAFE Index Mini (Long)	223	20,239,480	Dec-13	(204,717)

OMXS 30 Index (Short)	73	1,431,501	Oct-13	18,106

Russell 2000 Index Mini (Short)	235	25,177,900	Dec-13	(456,370)

S&P 500 Index (Long)	24	10,045,800	Dec-13	(44,740)

S&P 500 Index E-Mini (Long)	3,348	280,277,820	Dec-13	(1,329,156)

S&P 500 Index E-Mini (Short)	398	33,318,570	Dec-13	156,414

82 Dynamic Asset Allocation Growth Fund

FUTURES CONTRACTS OUTSTANDING at 9/30/13 cont.

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

S&P Mid Cap 400 Index
E-Mini (Long)	612	$75,924,720	Dec-13	$745,816

SPI 200 Index (Long)	144	17,541,136	Dec-13	(47,625)

SPI 200 Index (Short)	16	1,949,015	Dec-13	4,476

Tokyo Price Index (Short)	44	5,355,918	Dec-13	(94,204)

U.S. Treasury Bond 30 yr (Long)	50	6,668,750	Dec-13	148,733

U.S. Treasury Bond 30 yr (Short)	1	133,375	Dec-13	(2,978)

U.S. Treasury Bond Ultra
30 yr (Long)	30	4,262,813	Dec-13	98,193

U.S. Treasury Note 2 yr (Long)	101	22,246,828	Dec-13	65,168

U.S. Treasury Note 2 yr (Short)	162	35,683,031	Dec-13	(104,089)

U.S. Treasury Note 5 yr (Long)	220	26,630,313	Dec-13	378,480

U.S. Treasury Note 5 yr (Short)	361	43,697,922	Dec-13	(625,381)

U.S. Treasury Note 10 yr (Long)	84	10,616,813	Dec-13	230,184

U.S. Treasury Note 10 yr (Short)	41	5,182,016	Dec-13	(115,953)

Total				$(826,422)

TBA SALE COMMITMENTS OUTSTANDING at 9/30/13 (proceeds receivable $19,689,609)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 6s,
October 1, 2043	$18,000,000	10/10/13	$19,689,609

Total			$19,689,609

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/13

		Upfront		Payments	Payments
Swap counterparty/		premium	Termination	made by	received by	Unrealized
Notional amount		received (paid)	date	fund per annum	fund per annum	depreciation

Barclays Bank PLC
GBP	2,287,000	$—	8/15/31	3.6%	6 month GBP-	$(229,731)
					LIBOR-BBA

Goldman Sachs International
GBP	2,287,000	—	9/23/31	6 month GBP-	3.1175%	(41,578)
				LIBOR-BBA

Total		$—				$(271,309)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/13

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$78,256,600E	$35,333	12/18/15	3 month USD-	0.75%	$(193,930)
			LIBOR-BBA

25,974,900E	28,744	12/18/18	3 month USD-	2.05%	(127,663)
			LIBOR-BBA

Dynamic Asset Allocation Growth Fund 83

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$4,850,000E	$31,871	12/18/43	3 month USD-	3.85%	$53,786
			LIBOR-BBA

18,238,300E	(28,305)	12/18/23	3 month USD-	3.15%	(382,806)
			LIBOR-BBA

Total	$67,643				$(650,613)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
$89,132	$—	1/12/42	4.00% (1 month	Synthetic TRS Index	$(1,332)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,525,066	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(70,444)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

945,996	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(14,727)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

5,384	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(24)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

29,676	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(233)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

32,991	—	1/12/41	5.00% (1 month	Synthetic MBX Index	331
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

79,208	—	1/12/40	5.00% (1 month	Synthetic MBX Index	745
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

612,862	—	1/12/40	4.50% (1 month	Synthetic MBX Index	10,012
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,508,838	—	1/12/41	5.00% (1 month	Synthetic MBX Index	15,141
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

753,646	—	1/12/41	5.00% (1 month	Synthetic MBX Index	7,563
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

133,098	—	1/12/40	5.00% (1 month	Synthetic MBX Index	1,252
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

432,208	—	1/12/40	5.00% (1 month	Synthetic MBX Index	4,067
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

84 Dynamic Asset Allocation Growth Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$313,215	$—	1/12/40	5.00% (1 month	Synthetic MBX Index	$2,947
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

9,540	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(16)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

10,143	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(80)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

617,695	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(4,853)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

332,988	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(551)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

441,265	—	1/12/38	6.50% (1 month	Synthetic MBX Index	3,467
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

237,849	—	1/12/39	6.00% (1 month	Synthetic MBX Index	394
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

93,395	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(568)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

46,635	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(284)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

46,635	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(284)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

93,772	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(570)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

243,355	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(1,480)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

93,772	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(570)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,252	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(10)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

72,169	—	1/12/41	5.00% (1 month	Synthetic MBX Index	724
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

196,591	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,544)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

Dynamic Asset Allocation Growth Fund 85

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
	$187,041	$—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	$(1,137)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	110,191	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(866)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	478,374	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	12,576
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	830,109	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	12,923
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	78,636	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(618)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	82,643	220	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(372)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

Citibank, N.A.
	836,640	—	1/12/41	5.00% (1 month	Synthetic MBX Index	8,395
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

baskets	603	—	2/13/14	(3 month USD-	A basket	(384,261)
				LIBOR-BBA plus	(CGPUTQL2) of
				0.10%)	common stocks

units	13,856	—	2/13/14	3 month USD-	Russell 1000 Total	(1,631)
				LIBOR-BBA minus	Return Index
				0.15%

Credit Suisse International
	$3,160,436	—	1/12/41	4.50% (1 month	Synthetic MBX Index	52,119
				USD-LIBOR)	4.50% 30 year Ginnie
					Mae II pools

	829,612	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	12,915
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	829,612	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	12,915
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

Goldman Sachs International
	270,128	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(3,243)
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	50,337	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(221)
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	106,437	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(1,657)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

86 Dynamic Asset Allocation Growth Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$105,275	$—	1/12/41	4.50% (1 month	Synthetic TRS Index	$(2,483)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

220,679	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(3,298)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

220,679	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(3,298)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,482,370	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(38,645)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

425,256	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(10,030)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

774,901	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(12,064)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

791,410	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(18,666)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

187,463	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(4,421)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

63,663	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(991)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,132	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(18)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

117,280	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(2,766)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,140,963	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(21,861)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

52,967	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(416)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

63,610	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(500)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,200,706	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(9,433)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

18,783	—	1/12/38	(6.50%) 1 month	Synthetic TRS Index	83
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

Dynamic Asset Allocation Growth Fund	87

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$17,904	$—	1/12/39	6.00% (1 month	Synthetic TRS Index	$(215)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

495,380	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(7,712)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

71,569	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	1,688
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

1,240,675	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	29,262
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

JPMorgan Chase Bank N.A.
290,891	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(6,861)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

68,218	—	1/12/39	(6.00%) 1 month	Synthetic TRS Index	819
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

147,719	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	2,300
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

Total	$220				$(442,616)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/13

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA BBB	BBB–/P	$1,367	$20,000	5/11/63	300 bp	$(567)
Index

CMBX NA BBB	BBB–/P	2,591	43,000	5/11/63	300 bp	(1,567)
Index

CMBX NA BBB	BBB–/P	5,309	86,000	5/11/63	300 bp	(3,007)
Index

CMBX NA BBB	BBB–/P	5,073	89,000	5/11/63	300 bp	(3,533)
Index

Barclays Bank PLC
CMBX NA BBB	BBB+/P	8,980	81,000	5/11/63	300 bp	1,147
Index

Credit Suisse International
CMBX NA BBB	BBB–/P	353	12,000	5/11/63	300 bp	(808)
Index

CMBX NA BBB	BB+/P	4,522	37,000	5/11/63	300 bp	945
Index

88 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/13 cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International cont.
CMBX NA BBB	BBB–/P	$3,589	$37,000	5/11/63	300 bp	$11
Index

CMBX NA BBB	BBB–/P	746	39,000	5/11/63	300 bp	(3,025)
Index

CMBX NA BBB	BBB–/P	334	43,000	5/11/63	300 bp	(3,825)
Index

CMBX NA BBB	BBB–/P	4,776	60,000	5/11/63	300 bp	(1,026)
Index

CMBX NA BBB	BBB–/P	8,474	75,000	5/11/63	300 bp	1,222
Index

CMBX NA BBB	B+/P	7,275	75,000	5/11/63	300 bp	22
Index

CMBX NA BBB	BBB–/P	5,962	77,000	5/11/63	300 bp	(1,484)
Index

CMBX NA BBB	BBB–/P	5,065	77,000	5/11/63	300 bp	(2,381)
Index

CMBX NA BBB	BBB–/P	6,224	78,000	5/11/63	300 bp	(1,318)
Index

CMBX NA BBB	BBB–/P	2,373	78,000	5/11/63	300 bp	(5,169)
Index

CMBX NA BBB	BBB–/P	1,198	78,000	5/11/63	300 bp	(6,344)
Index

CMBX NA BBB	BBB–/P	1,374	78,000	5/11/63	300 bp	(6,168)
Index

CMBX NA BBB	BBB–/P	1,010	87,000	5/11/63	300 bp	(7,403)
Index

CMBX NA BBB	B+/P	6,338	87,000	5/11/63	300 bp	(2,075)
Index

CMBX NA BBB	B+/P	9,656	126,000	5/11/63	300 bp	(2,528)
Index

CMBX NA BBB	BBB–/P	6,320	154,000	5/11/63	300 bp	(8,572)
Index

NA HY Series 20	BBB–/P	(1,185,975)	30,120,000	6/20/18	500 bp	602,483
Index

CMBX NA BBB	BBB+/P	111	1,000	5/11/63	300 bp	14
Index

CMBX NA BBB	BBB–/P	1,637	21,000	5/11/63	300 bp	(394)
Index

CMBX NA BBB	BBB–/P	5,325	70,000	5/11/63	300 bp	(1,444)
Index

CMBX NA BBB	BBB–/P	8,072	73,000	5/11/63	300 bp	1,013
Index

CMBX NA BBB	BBB–/P	7,136	80,000	5/11/63	300 bp	(607)
Index

CMBX NA BBB	BBB–/P	7,753	80,000	5/11/63	300 bp	17
Index

Dynamic Asset Allocation Growth Fund 89

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/13 cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International cont.
CMBX NA BBB	BBB–/P	$9,001	$82,000	5/11/63	300 bp	$1,072
Index

CMBX NA BBB	BBB–/P	13,000	122,000	5/11/63	300 bp	1,203
Index

CMBX NA BBB	BBB+/P	17,003	161,000	5/11/63	300 bp	1,435
Index

Deutsche Bank AG
NA HY Series 20	BBB–/P	(1,407,952)	42,909,000	6/20/18	500 bp	1,139,888
Index

JPMorgan Chase Bank N.A.
NA HY Series 20	B+/P	(205,574)	6,206,000	6/20/18	500 bp	162,924
Index

EM Series 19 Index	BBB–/P	(66,400)	800,000	6/20/18	500 bp	(1,403)

Total		$(2,697,954)				$1,848,748

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2013. Securities rated by Putnam are indicated by “/P.”

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/13

		Upfront			Payments
		premium		Termi-	received
		received	Notional	nation	(paid) by fund	Unrealized
Referenced debt*	Rating***	(paid)**	amount	date	per annum	depreciation

NA IG Series 21	BB+/P	$(43,537)	$4,110,000	12/20/18	100 bp	$(5,031)
Index

NA IG Series 21	BBB–/P	(13,704)	1,265,000	12/20/18	100 bp	(1,852)
Index

NA IG Series 21	BBB+/P	(52,619)	4,900,000	12/20/18	100 bp	(6,711)
Index

NA IG Series 21	BBB+/P	(38,525)	3,630,000	12/20/18	100 bp	(4,516)
Index

NA IG Series 21	BBB+/P	(109,624)	9,975,000	12/20/18	100 bp	(16,170)
Index

Total		$(258,009)				$(34,280)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2013. Securities rated by Putnam are indicated by “/P.”

90 Dynamic Asset Allocation Growth Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$55,848,168	$—	$—

Capital goods	75,978,483	—	—

Communication services	48,350,704	—	—

Conglomerates	19,313,637	—	—

Consumer cyclicals	123,286,748	326	—

Consumer staples	98,645,613	—	127,899

Energy	85,220,740	—	—

Financials	184,806,545	—	1,516,517

Health care	128,486,855	—	—

Technology	139,675,299	—	—

Transportation	16,950,767	—	—

Utilities and power	24,602,353	—	—

Total common stocks	1,001,165,912	326	1,644,416

Convertible bonds and notes	—	155,859	—

Convertible preferred stocks	168,454	442,640	—

Corporate bonds and notes	—	183,167,096	—

Foreign government and agency bonds and notes	—	8,448,593	—

Investment companies	14,010,967	—	—

Mortgage-backed securities	—	38,855,048	—

Municipal bonds and notes	—	202,844	—

Preferred stocks	558,192	617,425	—

Senior loans	—	3,153,600	—

U.S. government and agency mortgage obligations	—	95,811,116	—

Warrants	—	216,914	—

Short-term investments	394,413,998	37,704,997	—

Totals by level	$1,410,317,523	$368,776,458	$1,644,416

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(3,837,205)	$—

Futures contracts	(826,422)	—	—

TBA sale commitments	—	(19,689,609)	—

Interest rate swap contracts	—	(989,565)	—

Total return swap contracts	—	(442,836)	—

Credit default contracts	—	4,770,431	—

Totals by level	$(826,422)	$(20,188,784)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund	91

Statement of assets and liabilities 9/30/13

ASSETS

Investment in securities, at value, including $4,662,719 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,182,256,084)	$1,388,810,905
Affiliated issuers (identified cost $391,927,492) (Notes 1 and 5)	391,927,492

Cash	166,827

Foreign currency (cost $625,493) (Note 1)	638,985

Dividends, interest and other receivables	5,698,814

Receivable for shares of the fund sold	2,838,030

Receivable for investments sold	4,035,404

Receivable for sales of delayed delivery securities (Note 1)	22,629,043

Receivable for variation margin (Note 1)	738,444

Unrealized appreciation on forward currency contracts (Note 1)	1,327,966

Unrealized appreciation on OTC swap contracts (Note 1)	2,106,034

Premium paid on OTC swap contracts (Note 1)	2,865,901

Total assets	1,823,783,845

LIABILITIES

Payable for investments purchased	3,467,043

Payable for purchases of delayed delivery securities (Note 1)	96,795,435

Payable for shares of the fund repurchased	8,030,615

Payable for compensation of Manager (Note 2)	822,104

Payable for custodian fees (Note 2)	70,947

Payable for investor servicing fees (Note 2)	421,071

Payable for Trustee compensation and expenses (Note 2)	361,665

Payable for administrative services (Note 2)	6,558

Payable for distribution fees (Note 2)	1,011,808

Payable for variation margin (Note 1)	2,691,052

Unrealized depreciation on OTC swap contracts (Note 1)	971,211

Premium received on OTC swap contracts (Note 1)	168,167

Unrealized depreciation on forward currency contracts (Note 1)	5,165,171

TBA sale commitments, at value (proceeds receivable $19,689,609) (Note 1)	19,689,609

Collateral on securities loaned, at value (Note 1)	4,823,494

Collateral on certain derivative contracts, at value (Note 1)	7,310,000

Other accrued expenses	337,322

Total liabilities	152,143,272

Net assets	$1,671,640,573

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,493,105,616

Undistributed net investment income (Note 1)	10,835,439

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(34,623,744)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	202,323,262

Total — Representing net assets applicable to capital shares outstanding	$1,671,640,573

(Continued on next page)

92 Dynamic Asset Allocation Growth Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,215,701,342 divided by 77,922,003 shares)	$15.60

Offering price per class A share (100/94.25 of $15.60)*	$16.55

Net asset value and offering price per class B share ($118,464,178 divided by 7,753,730 shares)**	$15.28

Net asset value and offering price per class C share ($144,080,632 divided by 9,642,395 shares)**	$14.94

Net asset value and redemption price per class M share ($27,200,197 divided by 1,778,006 shares)	$15.30

Offering price per class M share (100/96.50 of $15.30)*	$15.85

Net asset value, offering price and redemption price per class R share
($16,026,180 divided by 1,045,135 shares)	$15.33

Net asset value, offering price and redemption price per class R5 share
($63,523 divided by 4,030 shares)	$15.76

Net asset value, offering price and redemption price per class R6 share
($24,534,399 divided by 1,555,408 shares)	$15.77

Net asset value, offering price and redemption price per class Y share
($125,570,122 divided by 7,981,717 shares)	$15.73

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 93

Statement of operations Year ended 9/30/13

INVESTMENT INCOME

Dividends (net of foreign tax of $663,773)	$23,092,684

Interest (net of foreign tax of $6,557) (including interest income of $307,711 from investments
in affiliated issuers) (Note 5)	16,929,617

Securities lending (Note 1)	84,045

Total investment income	40,106,346

EXPENSES

Compensation of Manager (Note 2)	9,791,000

Investor servicing fees (Note 2)	2,779,339

Custodian fees (Note 2)	255,117

Trustee compensation and expenses (Note 2)	142,087

Distribution fees (Note 2)	5,723,210

Administrative services (Note 2)	46,148

Other	646,489

Total expenses	19,383,390

Expense reduction (Note 2)	(70,841)

Net expenses	19,312,549

Net investment income	20,793,797

Net realized gain on investments (Notes 1 and 3)	66,965,003

Net realized gain on swap contracts (Note 1)	18,643,541

Net realized gain on futures contracts (Note 1)	75,799,131

Net realized loss on foreign currency transactions (Note 1)	(1,459,485)

Net realized gain on written options (Notes 1 and 3)	403,506

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(3,439,180)

Net unrealized appreciation of investments, futures contracts, swap contracts, written options
and TBA sale commitments during the year	77,249,626

Net gain on investments	234,162,142

Net increase in net assets resulting from operations	$254,955,939

The accompanying notes are an integral part of these financial statements.

94 Dynamic Asset Allocation Growth Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 9/30/13	Year ended 9/30/12

Operations:
Net investment income	$20,793,797	$21,819,936

Net realized gain on investments
and foreign currency transactions	160,351,696	112,501,228

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	73,810,446	210,102,670

Net increase in net assets resulting from operations	254,955,939	344,423,834

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(12,967,800)	(3,359,117)

Class B	(455,577)	—

Class C	(607,711)	—

Class M	(166,083)	—

Class R	(147,157)	(9,736)

Class R5	(134)	—

Class R6	(139)	—

Class Y	(2,452,867)	(912,638)

Decrease from capital share transactions (Note 4)	(143,626,162)	(197,596,035)

Total increase in net assets	94,532,309	142,546,308

NET ASSETS

Beginning of year	1,577,108,264	1,434,561,956

End of year (including undistributed net investment income
of $10,835,439 and distributions in excess of net investment
income of $2,465,423, respectively)	$1,671,640,573	$1,577,108,264

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 95

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%) [d]

Class A
September 30, 2013	$13.47	.20	2.09	2.29	(.16)	—	(.16)	—	—	$15.60	17.17	$1,215,701	1.09	1.38	111
September 30, 2012	10.79	.19	2.53	2.72	(.04)	—	(.04)	—	—	13.47	25.24	1,111,789	1.13	1.51	120
September 30, 2011	11.72	.19	(.67)	(.48)	(.45)	—	(.45)	—	— [e,f]	10.79	(4.52)	1,004,060	1.14	1.53	98
September 30, 2010	11.03	.20	.98	1.18	(.49)	—	(.49)	— [e]	— [e,g]	11.72	10.98	1,160,684	1.20	1.79	116
September 30, 2009	11.30	.19	(.07)	.12	(.39)	—	(.39)	— [e]	— [e,h]	11.03	2.31	1,127,303	1.22 [i,j]	2.09 [i]	130

Class B
September 30, 2013	$13.19	.09	2.05	2.14	(.05)	—	(.05)	—	—	$15.28	16.28	$118,464	1.84	.63	111
September 30, 2012	10.60	.09	2.50	2.59	—	—	—	—	—	13.19	24.43	126,620	1.88	.76	120
September 30, 2011	11.52	.09	(.66)	(.57)	(.35)	—	(.35)	—	— [e,f]	10.60	(5.27)	130,730	1.89	.77	98
September 30, 2010	10.85	.11	.97	1.08	(.41)	—	(.41)	— [e]	— [e,g]	11.52	10.18	175,341	1.95	1.03	116
September 30, 2009	11.05	.12	(.04)	.08	(.28)	—	(.28)	— [e]	— [e,h]	10.85	1.64	201,795	1.97 [i,j]	1.34 [i]	130

Class C
September 30, 2013	$12.91	.09	2.00	2.09	(.06)	—	(.06)	—	—	$14.94	16.28	$144,081	1.84	.62	111
September 30, 2012	10.38	.09	2.44	2.53	—	—	—	—	—	12.91	24.37	127,912	1.88	.77	120
September 30, 2011	11.29	.09	(.64)	(.55)	(.36)	—	(.36)	—	— [e,f]	10.38	(5.22)	115,474	1.89	.78	98
September 30, 2010	10.66	.11	.93	1.04	(.41)	—	(.41)	— [e]	— [e,g]	11.29	10.05	134,498	1.95	1.04	116
September 30, 2009	10.87	.12	(.04)	.08	(.29)	—	(.29)	— [e]	— [e,h]	10.66	1.63	134,572	1.97 [i,j]	1.34 [i]	130

Class M
September 30, 2013	$13.21	.12	2.06	2.18	(.09)	—	(.09)	—	—	$15.30	16.59	$27,200	1.59	.88	111
September 30, 2012	10.59	.12	2.50	2.62	—	—	—	—	—	13.21	24.74	25,303	1.63	1.01	120
September 30, 2011	11.52	.13	(.67)	(.54)	(.39)	—	(.39)	—	— [e,f]	10.59	(5.07)	23,402	1.64	1.03	98
September 30, 2010	10.86	.14	.96	1.10	(.44)	—	(.44)	— [e]	— [e,g]	11.52	10.41	29,272	1.70	1.28	116
September 30, 2009	11.09	.14	(.05)	.09	(.32)	—	(.32)	— [e]	— [e,h]	10.86	1.84	29,912	1.72 [i,j]	1.58 [i]	130

Class R
September 30, 2013	$13.24	.16	2.06	2.22	(.13)	—	(.13)	—	—	$15.33	16.89	$16,026	1.34	1.13	111
September 30, 2012	10.60	.15	2.50	2.65	(.01)	—	(.01)	—	—	13.24	25.00	15,265	1.38	1.26	120
September 30, 2011	11.53	.16	(.66)	(.50)	(.43)	—	(.43)	—	— [e,f]	10.60	(4.79)	13,215	1.39	1.29	98
September 30, 2010	10.88	.17	.95	1.12	(.47)	—	(.47)	— [e]	— [e,g]	11.53	10.60	13,669	1.45	1.54	116
September 30, 2009	11.16	.17	(.08)	.09	(.37)	—	(.37)	— [e]	— [e,h]	10.88	1.97	10,844	1.47 [i,j]	1.85 [i]	130

Class R5
September 30, 2013	$13.58	.23	2.12	2.35	(.17)	—	(.17)	—	—	$15.76	17.50	$64.82		1.52	111
September 30, 2012†	12.78	.06	.74	.80	—	—	—	—	—	13.58	6.26*	11	.21*	.43*	120

Class R6
September 30, 2013	$13.58	.25	2.12	2.37	(.18)	—	(.18)	—	—	$15.77	17.62	$24,534.72		1.62	111
September 30, 2012†	12.78	.06	.74	.80	—	—	—	—	—	13.58	6.26*	11	.18*	.45*	120

Class Y
September 30, 2013	$13.58	.24	2.10	2.34	(.19)	—	(.19)	—	—	$15.73	17.47	$125,570.84		1.65	111
September 30, 2012	10.88	.22	2.55	2.77	(.07)	—	(.07)	—	—	13.58	25.58	170,199.88		1.76	120
September 30, 2011	11.82	.22	(.68)	(.46)	(.48)	—	(.48)	—	— [e,f]	10.88	(4.33)	147,682.89		1.79	98
September 30, 2010	11.12	.23	.98	1.21	(.51)	—	(.51)	— [e]	— [e,g]	11.82	11.24	164,457.95		2.02	116
September 30, 2009	11.42	.22	(.09)	.13	(.43)	—	(.43)	— [e]	— [e,h]	11.12	2.43	240,911	.97 [i,j]	2.41 [i]	130

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

96 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 97

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to September 30, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Portfolio turnover excludes TBA purchase and sale transactions.

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to less than $0.01 per share outstanding as of June 23, 2009.

i Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.07% of average net assets as of September 30, 2009.

j Includes interest accrued in connection with certain terminated derivative contracts, which amounted to less than 0.01% of average net assets as of September 30, 2009.

The accompanying notes are an integral part of these financial statements.

98 Dynamic Asset Allocation Growth Fund

Notes to financial statements 9/30/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2012 through September 30, 2013.

Putnam Dynamic Asset Allocation Growth Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range for each fund to try to optimize a fund’s performance consistent with its goal. The investment objective of the fund is to seek capital appreciation. The fund invests mainly in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests, to a lesser extent, in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may also consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no

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sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source.

The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any,

100 Dynamic Asset Allocation Growth Fund

are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance the return on a security owned, to enhance the return on securities owned, and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange

Dynamic Asset Allocation Growth Fund 101

traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms

102 Dynamic Asset Allocation Growth Fund

of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes an upfront payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the close of the contract. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties are settled through a central clearing agent through variation margin payments. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $1,660,468 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline

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in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $3,720,973 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $3,112,248.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $4,662,719 and the fund received cash collateral of $4,823,494.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit.

104 Dynamic Asset Allocation Growth Fund

A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At September 30, 2013, the fund had a capital loss carryover of $28,175,520 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$28,175,520	N/A	$28,175,520	September 30, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from realized gains and losses on certain futures contracts, from unrealized gains and losses on certain futures contracts, from interest on payment-in-kind securities, from straddle loss deferrals, from income on swap contracts, and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $9,304,533 to increase undistributed net investment income, $979,552 to increase paid-in-capital and $10,284,085 to increase accumulated net realized loss.

Dynamic Asset Allocation Growth Fund 105

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$227,442,964
Unrealized depreciation	(25,051,967)

Net unrealized appreciation	202,390,997
Undistributed ordinary income	8,856,754
Capital loss carryforward	(28,175,520)
Cost for federal income tax purposes	$1,578,299,587

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.750%	of the first $5 billion,	0.550%	of the next $50 billion,

0.700%	of the next $5 billion,	0.530%	of the next $50 billion,

0.650%	of the next $10 billion,	0.520%	of the next $100 billion and

0.600%	of the next $10 billion,	0.515%	of any excess thereafter.

Following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, the Trustees of the fund approved an interim management contract with Putnam Management. Consistent with Rule 15a-4 under the Investment Company Act of 1940, the interim management contract will remain in effect until the earlier to occur of (i) approval by the fund’s shareholders of a new management contract and (ii) March 7, 2014. Except with respect to termination, the terms of the interim management contract, including terms relating to fees payable to Putnam Management, are identical to the terms of the fund’s previous management contract with Putnam Management. The Trustees of the fund also approved the continuance, effective October 8, 2013, of the sub-management contract between Putnam Management and Putnam Investments Limited (PIL) and of the sub-advisory contract between Putnam Management, PIL and The Putnam Advisory Company, LLC (PAC) described below, for a term no longer than March 7, 2014.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit. This expense limitation remains in place under the interim management contract described above.

PIL, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

PAC, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

106 Dynamic Asset Allocation Growth Fund

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,985,439	Class R5	26

Class B	208,730	Class R6	6,045

Class C	230,624	Class Y	276,364

Class M	45,051	Total	$2,779,339

Class R	27,060

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,220 under the expense offset arrangements and by $68,621 under the brokerage/ service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,198, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$2,892,349	Class M	196,596

Class B	1,212,724	Class R	78,808

Class C	1,342,733	Total	$5,723,210

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $254,008 and $2,636 from the sale of class A and class M shares, respectively, and received $48,288 and $3,139 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

Dynamic Asset Allocation Growth Fund 107

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $160 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $1,311,792,689 and $1,356,711,380, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $1,852,500 and $1,852,813, respectively.

Written option transactions during the reporting period are summarized as follows:

	Written swap		Written equity
	option contract	Written swap	option number of	Written equity
	amounts	option premiums	contracts	option premiums

Written options outstanding
at the beginning of the
reporting period	$124,644,775	$10,648,027	20,867	$15,024

Options opened	26,147,000	—	64,152	76,379
Options exercised	(7,989,000)	(9,918)	(12,699)	(2,837)
Options expired	—	—	(14,621)	(19,707)
Options closed	(142,802,775)	(10,638,109)	(57,699)	(68,859)

Written options outstanding at
the end of the reporting period	$—	$—	—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/13		Year ended 9/30/12

Class A	Shares	Amount	Shares	Amount

Shares sold	8,013,272	$115,450,691	6,906,238	$86,365,519

Shares issued in connection with
reinvestment of distributions	914,448	12,454,779	279,952	3,205,456

	8,927,720	127,905,470	7,186,190	89,570,975

Shares repurchased	(13,542,252)	(194,128,921)	(17,742,423)	(221,330,460)

Net decrease	(4,614,532)	$(66,223,451)	(10,556,233)	$(131,759,485)

	Year ended 9/30/13		Year ended 9/30/12

Class B	Shares	Amount	Shares	Amount

Shares sold	662,038	$9,402,966	687,279	$8,383,690

Shares issued in connection with
reinvestment of distributions	32,681	438,572	—	—

	694,719	9,841,538	687,279	8,383,690

Shares repurchased	(2,543,515)	(35,887,044)	(3,412,704)	(41,841,800)

Net decrease	(1,848,796)	$(26,045,506)	(2,725,425)	$(33,458,110)

108 Dynamic Asset Allocation Growth Fund

	Year ended 9/30/13		Year ended 9/30/12

Class C	Shares	Amount	Shares	Amount

Shares sold	1,210,461	$16,943,269	857,477	$10,323,810

Shares issued in connection with
reinvestment of distributions	42,968	563,743	—	—

	1,253,429	17,507,012	857,477	10,323,810

Shares repurchased	(1,519,340)	(20,885,570)	(2,071,945)	(24,733,246)

Net decrease	(265,911)	$(3,378,558)	(1,214,468)	$(14,409,436)

	Year ended 9/30/13		Year ended 9/30/12

Class M	Shares	Amount	Shares	Amount

Shares sold	157,268	$2,232,327	229,200	$2,742,457

Shares issued in connection with
reinvestment of distributions	12,246	164,224	—	—

	169,514	2,396,551	229,200	2,742,457

Shares repurchased	(307,252)	(4,352,826)	(522,412)	(6,451,903)

Net decrease	(137,738)	$(1,956,275)	(293,212)	$(3,709,446)

	Year ended 9/30/13		Year ended 9/30/12

Class R	Shares	Amount	Shares	Amount

Shares sold	270,216	$3,859,556	338,649	$4,157,762

Shares issued in connection with
reinvestment of distributions	10,974	147,155	859	9,692

	281,190	4,006,711	339,508	4,167,454

Shares repurchased	(388,660)	(5,541,425)	(433,052)	(5,323,292)

Net decrease	(107,470)	$(1,534,714)	(93,544)	$(1,155,838)

			For the period 7/3/12
			(commencement of operations)
	Year ended 9/30/13		to 9/30/12

Class R5	Shares	Amount	Shares	Amount

Shares sold	3,238	$49,670	782	$10,000

Shares issued in connection with
reinvestment of distributions	10	134	—	—

	3,248	49,804	782	10,000

Shares repurchased	—	—	—	—

Net increase	3,248	$49,804	782	$10,000

			For the period 7/3/12
			(commencement of operations)
	Year ended 9/30/13		to 9/30/12

Class R6	Shares	Amount	Shares	Amount

Shares sold	1,651,339	$24,449,744	782	$10,000

Shares issued in connection with
reinvestment of distributions	10	139	—	—

	1,651,349	24,449,883	782	10,000

Shares repurchased	(96,723)	(1,496,080)	—	—

Net increase	1,554,626	$22,953,803	782	$10,000

Dynamic Asset Allocation Growth Fund 109

	Year ended 9/30/13		Year ended 9/30/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	6,239,738	$90,864,806	3,151,673	$39,565,532

Shares issued in connection with
reinvestment of distributions	176,385	2,418,232	78,133	900,090

	6,416,123	93,283,038	3,229,806	40,465,622

Shares repurchased	(10,965,706)	(160,774,303)	(4,272,458)	(53,589,342)

Net decrease	(4,549,583)	$(67,491,265)	(1,042,652)	$(13,123,720)

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	792	19.70%	$12,482

Class R6	793	0.05	12,506

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$325,561,660	$306,404,776	$439,404,699	$237,597	$192,561,737

Putnam Short Term
Investment Fund*	—	372,090,625	177,548,364	70,114	194,542,261

Totals	$325,561,660	$678,495,401	$616,953,063	$307,711	$387,103,998

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

110 Dynamic Asset Allocation Growth Fund

Note 8: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Purchased equity option contracts (number of contracts)	12,000

Purchased swap option contracts (contract amount)	$17,400,000

Written equity option contracts (number of contracts) (Note 3)	13,000

Written swap option contracts (contract amount) (Note 3)	$10,600,000

Futures contracts (number of contracts)	10,000

Forward currency contracts (contract amount)	$623,500,000

OTC interest rate swap contracts (notional)	$161,900,000

Centrally cleared interest rate swap contracts (notional)	$30,500,000

OTC total return swap contracts (notional)	$151,300,000

OTC credit default swap contracts (notional)	$90,800,000

Centrally cleared credit default swap contracts (notional)	$5,500,000

Warrants (number of warrants)	410,000

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Receivables, Net
assets — Unrealized
Credit contracts	appreciation	$4,993,522*	Payables	$223,091

Foreign exchange
contracts	Receivables	1,327,966	Payables	5,165,171

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Equity contracts	appreciation	1,517,715*	depreciation	2,585,472*

	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	1,135,311*	depreciation	2,109,463*

Total		$8,974,514		$10,083,197

* Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Dynamic Asset Allocation Growth Fund	111

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$11,308,905	$11,308,905

Foreign
exchange contracts	—	—	—	(1,057,114)	—	$(1,057,114)

Equity contracts	2,071	143,024	77,275,210	—	5,890,221	$83,310,526

Interest rate contracts	—	(23,916)	(1,476,079)	—	1,444,415	$(55,580)

Total	$2,071	$119,108	$75,799,131	$(1,057,114)	$18,643,541	$93,506,737

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(1,503,050)	$(1,503,050)

Foreign
exchange contracts	—	—	—	(3,708,757)	—	$(3,708,757)

Equity contracts	(10,578)	(1,290)	(620,891)	—	(4,234,850)	$(4,867,609)

Interest rate contracts	—	(121,494)	362,383	—	(81,304)	$159,585

Total	$(10,578)	$(122,784)	$(258,508)	$(3,708,757)	$(5,819,204)	$(9,919,831)

Note 9: New accounting pronouncement

In January 2013, ASU 2013–01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011–11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013–01 and 2011–11 and their impact, if any, on the fund’s financial statements.

112 Dynamic Asset Allocation Growth Fund

Federal tax information (Unaudited)

The fund designated 66.01% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 97.90%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $12,260,472 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar 2013.

Dynamic Asset Allocation Growth Fund 113

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado. Member of the Investment Committee, the Denver Foundation.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

114 Dynamic Asset Allocation Growth Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Dynamic Asset Allocation Growth Fund 115

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting and
2010); Senior Financial Analyst, Old Mutual Asset	Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

116 Dynamic Asset Allocation Growth Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Investment Sub-Advisor	Robert E. Patterson	and Assistant Treasurer
The Putnam Advisory	George Putnam, III
Company, LLC	Robert L. Reynolds	Susan G. Malloy
One Post Office Square	W. Thomas Stephens	Vice President and
Boston, MA 02109		Assistant Treasurer
Officers
Marketing Services	Robert L. Reynolds	James P. Pappas
Putnam Retail Management	President	Vice President
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President and
Custodian	Principal Executive Officer, and	BSA Compliance Officer
State Street Bank	Compliance Liaison
and Trust Company		Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
Legal Counsel	Vice President and	Proxy Voting and Corporate
Ropes & Gray LLP	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Auditors	Robert T. Burns
PricewaterhouseCoopers LLP	Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

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AN058
283884 11/13

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2013	$161,823	$--	$34,890	$ —
September 30, 2012	$229,014	$--	$33,559	$3,084

For the fiscal years ended September 30, 2013 and September 30, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $184,890 and $198,652 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2013	$ —	$150,000	$ —	$ —

September 30, 2012	$ —	$45,000	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 26, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: November 26, 2013